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BLUE CHIP
CASH MANAGEMENT
DISCOVERY
FOCUSED EQUITY
GOVERNMENT
GROWTH
HIGH YIELD
INTERNATIONAL SECURITIES
INVESTMENT GRADE
TARGET MATURITY 2007
TARGET MATURITY 2010
TARGET MATURITY 2015
UTILITIES INCOME

ANNUAL REPORT
December 31, 2001


Market Overview
FIRST INVESTORS LIFE SERIES FUND

Dear Investor:

We are pleased to present this Market Overview of the annual report for the First Investors Life Series Fund for the year ended December 31, 2001.*

For all Americans, 2001 will be most remembered for the tragic events of September 11th. For the U.S. economy and financial markets, those events accelerated existing trends -- slowing economic growth, falling interest rates, and a declining stock market. Nonetheless, as the year ended, both interest rates and the stock market were rising and the economy was showing tentative signs of recovery.

The Economy

Throughout much of the year, investors were inundated with bad economic news. According to the National Bureau of Economic Research, the U.S. economy entered a recession in March of 2001. The manufacturing sector was in a severe recession due to overcapacity, especially in the technology and telecommunications sectors. Only consumer spending supported the economy. Beginning in the second half of 2001, consumer confidence began to weaken due to rising unemployment (as corporations responded to falling earnings with layoffs) and the falling stock market.

The events of September 11th shook consumer confidence further and undermined the last pillar of the economy. In the months that followed, consumers temporarily retrenched. For the third quarter, the real gross domestic product (GDP) declined 1.3%, and fourth quarter growth was just 0.2%. In December, the unemployment rate rose to 5.8%, its highest point since 1995, and factory capacity utilization fell to 74.4%, its lowest level since 1983.

On a positive note, the weak economy caused the rate of inflation to fall, as the consumer price index increased only 1.6%, as compared to 3.4% in the previous year. Also, in response to the slowing economy, the Federal Reserve (the "Fed") initiated a very aggressive monetary easing campaign in early January. The Fed implemented a total of 11 interest rate cuts during the year, lowering the benchmark federal funds rate from 6.5% to 1.75%, a 40-year low.

The Equity Market

With the struggling economy as a backdrop, the equity market posted disappointing returns for the second year in a row. This is the first time since 1974 and only the third time in the last 70 years that the market has posted back-to-back losses. For 2001, the Dow Jones Industrial Average ("the Dow") was down 7.1% and the Standard & Poor's 500 (the "S&P 500," an index of large-cap stocks) was off 13.04%. The Nasdaq Composite, which includes many of the high-flying tech wonders of the late-1990s, lost 21.05% of its value. Among the capitalization sectors, the small-cap stock sector was a relative bright spot, as the Russell 2000, a leading small-cap index, was up 1.3% for the year. Most business sectors declined for the year, with technology, telecommunication and energy stocks among the biggest losers. In the international arena, most major markets posted negative results for the year. All told, there was virtually no place to hide in 2001.


Market Overview (continued)
FIRST INVESTORS LIFE SERIES FUND

For the first eight months of the year, the stock market had to wrestle with a torrent of negative economic statistics: rising unemployment, wildly fluctuating energy prices, decreasing consumer confidence and plunging corporate profits. The dismal economic conditions translated into extreme volatility for the stock market. As optimism grew that the fiscal and monetary stimulus enacted throughout the year would trigger a late-2001 recovery, the attacks of September 11th occurred. The shock of the tragedy further harmed consumer confidence and initially moved the stock market sharply lower.

As life settled somewhat back to normal and the U.S. appeared to advance in its battle against terrorism, investors regained a sense of confidence regarding an economic rebound. The stock market roared back to life with a powerful rally in the fourth quarter, as all major indexes posted double-digit gains for the period, ending a very difficult year on a promising note. Amid the generally positive fourth quarter, the immense Enron debacle roiled the landscape, as the once-respected energy giant crumbled like a house of cards due to questionable accounting practices and risky investments. The collapse harmed a large number of employees and investors, and the fallout will likely lead to greater scrutiny of corporate earnings, increased oversight of the accounting industry and new regulations regarding pension plans.

Following on the heels of the 1990s' bull market, the past two years have been a disquieting time for equity investors. The negative returns have served to remind investors of a fact that may have been forgotten during the glory years of the 1990s -- the stock market occasionally goes down. In fact, since 1926, the stock market, as measured by the S&P 500, has declined in 22 individual years. However, despite those down years, the stock market has averaged an annual return of nearly 11%, easily outpacing the rate of inflation (3.1%) and most other asset classes during that period of time. These statistics point to the truism that investors are best served by formulating a suitable asset allocation strategy and maintaining a long-term investment perspective.

The Bond Market

2001 was generally a good year for the bond market, as the Lehman Aggregate Bond Market Index was up 8.44%. Short-term bond yields fell substantially due to the Fed's easing. The three-month U.S. Treasury bill yield declined from 5.90% on January 1st to 1.73% at year-end. However, long-term yields ended the year only slightly lower, as the 10-year U.S. Treasury note yield moved from 5.11% to 5.05% at year-end.


In the first half of the year, long-term yields moved higher, as the market expected a quick economic recovery in response to the Fed's actions and fiscal stimulus in the form of President Bush's $1.35 trillion 10-year tax cut. From July to early November, yields fell substantially due to a number of factors: the realization that a quick economic recovery was unlikely; the U.S. Treasury Department's decision to stop issuing 30-year Treasury bonds; and the attacks on September 11th, which caused a "flight to safety" into the Treasury market as the stock market collapsed. The 10-year Treasury yield fell to 4.15%, its lowest level since October 1998. In early November, success in the war against terrorism and a reassessment of the prospects for economic recovery resulted in an abrupt and substantial rise in interest rates, leaving long-term rates nearly unchanged after a volatile year.

For the year, performance in the bond market varied by sector. The best performing sector was investment grade corporate bonds, despite record new issue supply of almost $600 billion as well as a recession. Corporate bonds benefited from their high yields relative to Treasuries, particularly at the beginning of the year, and expectations that the economy would recover. Mortgage-backed bonds also had a very good year, despite the lowest mortgage rates in over a decade and record mortgage refinancings by homeowners. Mortgage-backed bonds benefited from their high yields versus Treasury securities and high credit quality. Treasury securities had a good year in the aggregate, with strong returns on intermediate maturities (reflecting lower short-term rates), but relatively weak returns on long-term bonds (reflecting expectations at year-end for an economic recovery). High yield bonds posted moderate returns due to a very strong January, as well as a good fourth quarter as investors began to believe that the economy's prospects were improving.

Looking Ahead

The U.S. economy is currently in transition. A number of factors, such as the Fed's easy monetary policy and the low level of inventories, indicate the likelihood of a moderate economic recovery in 2002. We expect that the stock market will benefit if the anticipated economic recovery becomes a reality. In the bond market, we think that the best performers will be in the less interest-rate-sensitive sectors (i.e., high yield and investment grade corporate bonds), as well as mortgage-backed bonds, since prepayment risk should be greatly reduced.

Because it is impossible to predict the future direction of the markets, even over the short term, there are certain basic investment principles that we encourage our clients to follow to reduce exposure to risk.** First, we encourage clients to take a long-term view, and to avoid trying to time the market. Attempting to time the market is extremely difficult, even for professional investors. Second, we encourage our clients to diversify their portfolios among stock funds, bond funds and money market funds. Third, we encourage our clients to follow a regular investment plan, investing a specific amount of money at defined intervals. This strategy is known as "dollar cost averaging." It may help you to avoid getting caught up in the excitement of a rising market and will reduce the risk of buying at high points.


Market Overview (continued)
FIRST INVESTORS LIFE SERIES FUND

Of course, no financial plan or program, no matter how well-designed, is guaranteed to be successful. In addition, nothing eliminates the risk associated with overall market trends. However, utilizing these various strategies may help to minimize the risk by reducing the extent to which an investor may be affected by a decline in any one security or segment of the market. If you use dollar cost averaging, you should consider your ability to continue purchases through periods of declining prices.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ PATRICIA D. POITRA

Patricia D. Poitra
Director of Equities
First Investors Management Company, Inc.

/s/ CLARK D. WAGNER

Clark D. Wagner
Director of Fixed Income
First Investors Management Company, Inc.

January 31, 2002

 * The Funds are only available through the purchase of variable life insurance policies and variable annuity contracts issued by First Investors Life Insurance Company. The reports do not reflect the additional expenses and charges that are applicable to variable life insurance policies and variable annuity contracts.

** There are a variety of risks associated with investing in all variable life and annuity subaccounts. For the stock subaccounts, the risks include market risk (the risk that the entire stock market will decline because of an event such as a deterioration in the economy or a rise in interest rates), as well as special risks associated with investing in certain types of stock subaccounts, such as small-cap, global and international subaccounts. For bond subaccounts, the risks include interest rate risk and credit risk. Interest rate risk is the risk that bonds will decrease in value as interest rates rise. As a general matter, longer-term bonds fluctuate more than shorter-term bonds in reaction to changes in interest rates. Credit risk is the risk that bonds will decline in value as the result of a decline in the credit rating of the bonds or the economy as a whole, or that the issuer will be unable to pay interest and/or principal when due. You should consult your prospectus for a precise explanation of the risks associated with your subaccounts.


Portfolio Manager's Letter
FIRST INVESTORS LIFE BLUE CHIP FUND

Dear Investor:

For the year ended December 31, 2001, the Fund's return on a net asset value basis was -19.3%, compared to -13.8% for its Lipper peer group. During the period, the Fund declared dividends from net investment income of 8 cents per share and also declared a capital gains distribution of $2.81 per share.

One of the main reasons for the Fund's performance was that the Fund anticipated an economic recovery that did not materialize. In light of the Federal Reserve's (the "Fed's") efforts to restart economic growth with its interest rate cuts and easy monetary policy in 2001, the Fund shifted from a defensive investment posture to a more aggressive one. Toward this end, the Fund reduced the number of positions it held and selectively added more technology stocks to the portfolio. This approach was based on the belief that the Fed's interest rate cuts would stimulate the economy and a rebound was likely to occur in the second half of the year. However, the Fund's strategy of reducing the number of stocks held in the portfolio was not well-timed and created too much stock-specific risk in the portfolio. Also, the addition of technology stocks, such as Ciena, Nortel Networks, Sun Microsystems, Macromedia and PMC Sierra, detracted from the Fund's overall return when the economic recovery failed to materialize. Although many of the stocks in which the Fund invested in anticipation of the recovery represent good long-term values, they were harmed in the short term by the overwhelmingly negative macroeconomic environment.

The Fund was also hurt by poor performance from some of its long-term core holdings. For example, the stock of Merck & Co. did not perform well as investors focused on the patent expiration of a number of Merck's key drugs, as opposed to the company's financial strength and its prowess in research and development. Schering-Plough and Pharmacia, two major pharmaceutical companies, faced similar concerns and also posted disappointing results. Ironically, these stocks are traditionally considered to be among the best defensive names to invest in.

The Fund did benefit from its investments in defensive sectors, such as medical products. Baxter International, with a myriad of blood-related products, and Abbott Laboratories, a company with a broad medical product line, performed well. Supported by the continued strength in the domestic housing market, the stocks of home improvement companies like Home Depot did well, as did the stock of home furnishings companies like Bed Bath and Beyond. Wal-Mart, which creates a good shopping experience for the value-conscious consumer, also posted solid results as consumers moved away from specialty retailers.


Portfolio Manager's Letter (continued)
FIRST INVESTORS LIFE BLUE CHIP FUND

Despite the harsh economic environment, some of the technology stocks that the Fund held also performed well. Symantec, a provider of computer security software and products, posted solid results during the year. Microsoft had a decent year, as the company shrugged off economic concerns and was boosted by the news of a settlement with the Justice Department. IBM and Computer Associates had good returns, as purchasers of information technology focused on services and consulting, rather than strictly hardware.

Looking ahead, our outlook is for an economic recovery that will slowly ramp up throughout 2002. The financial condition of firms (i.e., balance sheet strength) will matter more now. Companies that have the lowest cost structures will benefit from this revaluation. Going forward, we expect stock selection and diversification to be very important to the results of mutual funds. Also, dividends are likely to play a larger role in contributing to total returns.

Amid this environment, the Life Blue Chip Fund will continue to invest in companies that have leading market shares in their respective industries, strong balance sheets and solid growth potential. We will continue to focus on bottom-up fundamental research, and the Fund will be more diversified than in the recent past, in order to reduce the stock-specific risk to the portfolio. As always, the Fund will attempt to remain relatively sector neutral. The Fund will also attempt to take advantage of short-term trading opportunities as they arise.

Thank you for making the Life Blue Chip Fund part of your investment strategy. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ DENNIS T. FITZPATRICK

Dennis T. Fitzpatrick
Vice President and
  Portfolio Manager

January 31, 2002


Cumulative Performance Information
FIRST INVESTORS LIFE BLUE CHIP FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Blue Chip Fund and the Standard & Poor's 500 Index.

As of December 31, 2001

                  Life Blue           Standard &
                  Chip Fund     Poor's 500 Index
Dec-91              $10,000              $10,000
Dec-92               10,667               10,762
Dec-93               11,574               11,844
Dec-94               11,407               12,001
Dec-95               15,284               16,511
Dec-96               18,573               20,302
Dec-97               23,535               27,075
Dec-98               27,926               34,748
Dec-99               34,998               42,059
Dec-00               32,983               38,230
Dec-01               26,626               33,684

(INSET BOX IN CHART READS:)

                 Average Annual Total Return*
One Year                 (19.27%)
Five Years                 7.47%
Ten Years                 10.29%

  The graph compares a $10,000 investment in the First Investors Life Blue Chip Fund beginning 12/31/91 with a theoretical investment in the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such funds, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended
  12/31/01.

  The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Standard & Poor's 500 Index figures are from Standard & Poor's and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS LIFE BLUE CHIP FUND
December 31, 2001
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS--97.3%
              Basic Materials--3.6%
    27,200    Air Products & Chemicals, Inc.                                                    $1,275,952         $58
    18,800    Alcoa, Inc.                                                                          668,340          30
    16,800    Dow Chemical Company                                                                 567,504          26
    11,200    Du Pont (E.I.) de Nemours & Company                                                  476,112          22
    83,400    Engelhard Corporation                                                              2,308,512         105
    33,600    Monsanto Company                                                                   1,135,680          52
    27,300    Praxair, Inc.                                                                      1,508,325          69
----------------------------------------------------------------------------------------------------------------------
                                                                                                 7,940,425         362
----------------------------------------------------------------------------------------------------------------------
              Capital Goods--7.9%
   178,900    General Electric Company                                                           7,170,312         326
    37,300  * Jabil Circuit, Inc.                                                                  847,456          39
    13,400    Lockheed Martin Corporation                                                          625,378          28
    37,600    Millipore Corporation                                                              2,282,320         104
     5,900    Minnesota Mining & Manufacturing Company                                             697,439          32
    96,400    Tyco International, Ltd.                                                           5,677,960         258
----------------------------------------------------------------------------------------------------------------------
                                                                                                17,300,865         787
----------------------------------------------------------------------------------------------------------------------
              Communication Services--5.4%
    74,500    AT&T Corporation                                                                   1,351,430          62
    54,600  * AT&T Wireless Services, Inc.                                                         784,602          35
    39,000    BellSouth Telecommunications, Inc.                                                 1,487,850          68
   153,900  * Nextel Communications, Inc.                                                        1,686,744          77
    71,200    SBC Communications, Inc.                                                           2,788,904         127
    61,400    Verizon Communications, Inc.                                                       2,914,044         133
    65,000  * WorldCom, Inc. - WorldCom Group                                                      915,200          41
----------------------------------------------------------------------------------------------------------------------
                                                                                                11,928,774         543
----------------------------------------------------------------------------------------------------------------------
              Consumer Cyclicals--8.7%
    43,000  * Bed Bath & Beyond, Inc.                                                            1,457,700          66
   108,500  * Costco Wholesale Corporation                                                       4,815,230         219
    32,200    Gap, Inc.                                                                            448,868          21
    16,800    Gillette Company                                                                     561,120          26
    51,700    Home Depot, Inc.                                                                   2,637,217         120
    11,300    Kimberly-Clark Corporation                                                           675,740          31
     7,000  * Kohl's Corporation                                                                   493,080          22
    26,200    Procter & Gamble Company                                                           2,073,206          94
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Consumer Cyclicals (continued)
    14,000    Tiffany & Company                                                                   $440,580         $21
    96,400    Wal-Mart Stores, Inc.                                                              5,547,820         252
----------------------------------------------------------------------------------------------------------------------
                                                                                                19,150,561         872
----------------------------------------------------------------------------------------------------------------------
              Consumer Staples--12.1%
    21,300    Anheuser-Busch Companies, Inc.                                                       962,973          44
    99,100  * AOL Time Warner, Inc.                                                              3,181,110         145
     8,550    Cardinal Health, Inc.                                                                552,843          25
    11,800  * Clear Channel Communications, Inc.                                                   600,738          27
    50,400    Coca-Cola Company                                                                  2,376,360         108
    21,200  * Comcast Corporation - Special Class "A"                                              763,200          35
    87,000    Kraft Foods, Inc.                                                                  2,960,610         135
    16,800  * Kroger Company                                                                       350,616          16
   215,700  * Liberty Media Corporation - Class "A"                                              3,019,800         137
    28,000    McDonald's Corporation                                                               741,160          34
    30,400    McGraw-Hill Companies, Inc.                                                        1,853,792          84
    29,400    McKesson HBOC, Inc.                                                                1,099,560          50
    39,500    Pepsi Bottling Group, Inc.                                                         1,923,255          88
    36,300    Philip Morris Companies, Inc.                                                      1,664,355          76
    22,600  * Safeway, Inc.                                                                        943,550          43
    13,700    Unilever NV - NY Shares (ADR)                                                        789,257          36
    39,100  * Viacom, Inc. - Class "B"                                                           1,726,265          79
    21,000    Walgreen Company                                                                     706,860          32
    18,200    Walt Disney Company                                                                  377,104          16
----------------------------------------------------------------------------------------------------------------------
                                                                                                26,593,408       1,210
----------------------------------------------------------------------------------------------------------------------
              Energy--6.8%
    43,800    Anadarko Petroleum Corporation                                                     2,490,030         113
    18,300    ChevronTexaco Corporation                                                          1,639,863          75
    80,700    Conoco, Inc. - Class "B"                                                           2,283,810         104
    48,700    EOG Resources, Inc.                                                                1,904,657          87
   152,200    Exxon Mobil Corporation                                                            5,981,460         272
    14,000    Royal Dutch Petroleum Company (ADR)                                                  686,280          31
----------------------------------------------------------------------------------------------------------------------
                                                                                                14,986,100         682
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS LIFE BLUE CHIP FUND
December 31, 2001
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Financial--18.2%
    29,400    American Express Company                                                          $1,049,286         $48
    58,900    American International Group, Inc.                                                 4,676,660         213
    35,500    Bank of America Corporation                                                        2,234,725         102
    16,300    Bank of New York Co., Inc.                                                           665,040          30
    24,600    Bank One Corporation                                                                 960,630          44
       490  * Berkshire Hathaway, Inc. - Class "B"                                               1,237,250          56
    58,400    Capital One Financial Corporation                                                  3,150,680         143
    21,000    Charles Schwab Corporation                                                           324,870          16
   111,400    Citigroup, Inc.                                                                    5,623,472         256
    22,900    Fannie Mae                                                                         1,820,550          83
     9,800    Fifth Third Bancorp                                                                  603,484          27
    23,900    FleetBoston Financial Corporation                                                    872,350          40
    15,100    Freddie Mac                                                                          987,540          45
    29,900    Goldman Sachs Group, Inc.                                                          2,773,225         126
    10,300    Household International, Inc.                                                        596,782          27
    41,600    J.P. Morgan Chase & Company                                                        1,512,160          69
    25,100    Jefferson-Pilot Corporation                                                        1,161,377          53
     5,600    Marsh & McLennan Companies, Inc.                                                     601,720          27
    16,800    MBNA Corporation                                                                     591,360          27
    34,500    Mellon Financial Corporation                                                       1,297,890          59
    14,000    Merrill Lynch & Company, Inc.                                                        729,680          33
    15,400    MetLife, Inc.                                                                        487,872          22
    22,400    Morgan Stanley Dean Witter & Company                                               1,253,056          57
    24,200  * Principal Financial Group, Inc.                                                      580,800          26
     5,300  * Prudential Financial, Inc.                                                           175,907           9
    39,200    U.S. Bancorp                                                                         820,456          37
    29,700    Wachovia Corporation                                                                 931,392          42
    17,000    Washington Mutual, Inc.                                                              555,900          25
    38,100    Wells Fargo & Company                                                              1,655,445          75
----------------------------------------------------------------------------------------------------------------------
                                                                                                39,931,559       1,817
----------------------------------------------------------------------------------------------------------------------
              Health Care--13.6%
    38,400    Abbott Laboratories                                                                2,140,800          97
    29,000    American Home Products Corporation                                                 1,779,440          81
    26,600  * Amgen, Inc.                                                                        1,501,304          68
    11,200    Baxter International, Inc.                                                           600,656          27
    28,500    Becton, Dickinson & Company                                                          944,775          43
    33,600    Bristol-Myers Squibb Company                                                       1,713,600          78
    16,700    Eli Lilly & Company                                                                1,311,618          60
    37,500  * Genzyme Corporation                                                                2,244,750         102
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Health Care (continued)
    46,500    HCA, Inc.                                                                         $1,792,110         $82
    70,500    Johnson & Johnson                                                                  4,166,550         190
     6,300  * King Pharmaceuticals, Inc.                                                           265,419          12
    29,000    Medtronic, Inc.                                                                    1,485,090          68
    42,600    Merck & Company, Inc.                                                              2,504,880         114
   114,700    Pfizer, Inc.                                                                       4,570,795         208
    25,700    Pharmacia Corporation                                                              1,096,105          50
    33,300    Schering-Plough Corporation                                                        1,192,473          54
     7,000    UnitedHealth Group, Inc.                                                             495,390          23
----------------------------------------------------------------------------------------------------------------------
                                                                                                29,805,755       1,357
----------------------------------------------------------------------------------------------------------------------
              Technology--19.2%
    45,000  * Altera Corporation                                                                   954,900          43
    36,000  * Amdocs, Ltd.                                                                       1,222,920          56
    28,000  * Analog Devices, Inc.                                                               1,242,920          57
    17,100  * Applied Materials, Inc.                                                              685,710          31
    13,500    Automatic Data Processing, Inc.                                                      795,150          36
    17,000    AVX Corporation                                                                      401,030          17
    61,100  * BEA Systems, Inc.                                                                    941,551          43
    34,700  * Cadence Design Systems, Inc.                                                         760,624          35
   126,700  * Cisco Systems, Inc.                                                                2,294,537         104
    35,600    Computer Associates International, Inc.                                            1,227,844          56
    37,800  * Dell Computer Corporation                                                          1,027,404          47
    19,700  * eBay, Inc.                                                                         1,317,930          60
    10,100    Electronic Data Systems Corporation                                                  692,355          32
    50,700  * EMC Corporation                                                                      681,408          31
     8,400    First Data Corporation                                                               658,980          30
    20,400    Hewlett-Packard Company                                                              419,016          18
   179,000  * i2 Technologies, Inc.                                                              1,414,100          64
    98,900    Intel Corporation                                                                  3,110,405         142
    25,100    International Business Machines Corporation                                        3,036,096         138
   146,500    Lucent Technologies, Inc.                                                            921,485          42
    11,200  * Microchip Technology, Inc.                                                           433,888          20
    79,200  * Microsoft Corporation                                                              5,248,584         239
    72,500    Motorola, Inc.                                                                     1,088,950          50
    12,900  * NetIQ Corporation                                                                    454,854          20
    86,800    Nokia Corporation (ADR) - Class "A"                                                2,129,204          97
    92,800  * Nortel Networks Corporation                                                          696,000          32
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS LIFE BLUE CHIP FUND
December 31, 2001
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
 Shares or                                                                                                   For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Technology (continued)
   123,400  * Oracle Corporation                                                                $1,704,154         $78
    16,200  * QUALCOMM, Inc.                                                                       818,100          37
    36,400  * RF Micro Devices, Inc.                                                               699,972          32
    22,400  * Siebel Systems, Inc.                                                                 626,752          29
   186,400  * Sun Microsystems, Inc.                                                             2,300,176         105
   198,400    Telefonaktiebolaget LM Ericsson AB -
                Class "B" (ADR)                                                                  1,035,648          47
    40,300    Texas Instruments, Inc.                                                            1,128,400          51
----------------------------------------------------------------------------------------------------------------------
                                                                                                42,171,047       1,919
----------------------------------------------------------------------------------------------------------------------
              Utilities--1.8%
    39,600  * AES Corporation                                                                      647,460          29
    75,700    Duke Energy Corporation                                                            2,971,982         135
     6,300    El Paso Corporation                                                                  281,043          14
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,900,485         178
----------------------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $178,651,483)                                               213,708,979       9,727
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--4.3%
    $1,000M   Gannett Co., 1.85%, 1/9/02                                                           999,589          45
     4,400M   MidAmerican Energy Co., 1.93%, 1/7/02                                              4,398,584         200
     4,200M   Union Electric Co., 1.7%, 1/2/02                                                   4,199,802         191
----------------------------------------------------------------------------------------------------------------------
Total Value of Short-Term Corporate Notes (cost $9,597,975)                                      9,597,975         436
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $188,249,458)                                       101.6%    223,306,954      10,163
Excess of Liabilities Over Other Assets                                               (1.6)     (3,591,081)       (163)
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%   $219,715,873     $10,000
======================================================================================================================

* Non-income producing

See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS LIFE CASH MANAGEMENT FUND

Dear Investor:

For the year ended December 31, 2001, the Fund's return on a net asset value basis was 3.8%. The Fund maintained a $1.00 net asset value per share throughout the year.*

The Life Series Cash Management Fund continued to pursue its objectives by investing conservatively in short-term instruments considered to present minimal credit risk at the time of purchase.

2001 was characterized by rapidly declining short-term interest rates and a marked decline in corporate credit quality, set against a backdrop of a deteriorating economy and numerous economic uncertainties. The Federal Reserve (the "Fed") surprised the market with an inter-meeting rate reduction of 50 basis points in early January, and continued easing rates steadily throughout the year. The Fed ultimately drove its target federal funds rate 475 basis points lower, to 1.75%, the lowest level in 40 years.

The money market yield curve generally remained inverted through most of the year, as the market anticipated continued reductions from the Fed. More recently, the curve has reverted back to normal, with speculation that the Fed may be near the end of its easing cycle, as the economy appears to be emerging from a short recession.

Credit quality and liquidity were key focuses of money market funds last year, as the slowing economy took its toll on overall corporate credit quality. According to Moody's Investors Rating Service, the number of companies that had their ratings reduced was nearly three times the number that had their ratings increased during 2001. The Fund reduced credit risk in the portfolio early in the year by increasing its holdings of U.S. government and U.S. government agency securities. While this move did not eliminate credit risk in the portfolio, it helped to diminish it. The Fund also extended its weighted average maturity early in the Fed's easing cycle, providing incremental return to shareholders. The Fund generally maintained a longer maturity than its peers during the year.

As investors continued to diversify their investment portfolios in 2001, there was a surge in the popularity of money market funds. Assets in money market mutual funds rose during the year by a stunning $433 billion, an increase of 24%. Although the potential returns of money market funds may be lower than returns offered by other types of mutual funds, their liquidity and relatively stable asset value remain key attractions to investors. Money market funds continue to be among the most conservative investment vehicles available, offering relative stability of principal, easy access to account information, generally free check writing privileges and a return that is comparable to that available on bank savings and checking accounts.


Portfolio Manager's Letter (continued)
FIRST INVESTORS LIFE CASH MANAGEMENT FUND

Going forward, the Fund will continue to purchase securities that appear to present minimal credit risk at the time of purchase. In particular, the Fund is likely to maintain a large portion of its assets in U.S. government and agency securities in the coming year. Given the low absolute level of interest rates and uncertainty as to their direction in the future, it is likely that the Fund will maintain an average that is closer to that of its peers in 2002.

Thank you for making the Life Cash Management Fund part of your investment strategy. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ MICHAEL J. O'KEEFE

Michael J. O'Keefe
Vice President and
  Portfolio Manager

January 31, 2002

* Although the Fund attempts to maintain a stable net asset value of $1.00 per share, there can be no assurance that the Fund will be able to do so. Moreover, money market mutual funds are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.



Portfolio of Investments
FIRST INVESTORS LIFE CASH MANAGEMENT FUND
December 31, 2001
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                        Interest                  $10,000 of
    Amount    Security                                                                Rate*          Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              CORPORATE NOTES--52.6%
      $400M   Anheuser-Busch Cos., Inc., 2/6/02                                       1.74%       $399,304        $325
       178M   Archer-Daniels-Midland Co., 5/1/02                                      4.35         175,441         143
       600M   Coca-Cola Co., 2/8/02                                                   1.76         598,885         487
       275M   Duke Energy Corp., 1/29/02                                              1.80         274,615         224
       300M   Florida Power & Light Co., 1/18/02                                      1.75         299,752         244
       500M   Gannett Co., 1/23/02                                                    1.83         499,440         406
       200M   General Electric Capital Corp., 2/21/02                                 1.83         199,481         162
       300M   Merrill Lynch & Co., Inc., 2/1/02                                       2.51         301,342         245
       200M   Merrill Lynch & Co., Inc., 4/4/02                                       2.47         202,373         165
       600M   National Rural Utilities Coop., 1/16/02                                 1.97         599,507         488
       300M   Paccar Financial Corp., 1/15/02                                         4.60         300,145         244
       600M   Procter & Gamble Co., 1/11/02                                           1.75         599,708         488
       370M   Regions Bank, 1/2/02                                                    1.80         369,981         301
       450M   Texaco, Inc., 1/14/02                                                   1.86         449,698         366
       620M   Verizon Network Funding, 1/8/02                                         2.15         619,740         504
       575M   Washington Gas Light Co., 1/11/02                                       1.77         574,717         468
----------------------------------------------------------------------------------------------------------------------
Total Value of Corporate Notes (cost $6,464,129)                                                 6,464,129       5,260
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY OBLIGATIONS--39.7%
              Fannie Mae:
       449M     1/15/02                                                               4.33         449,393         365
       360M     2/11/02                                                               3.72         361,449         294
       180M     2/11/02                                                               4.10         180,416         147
       800M     2/12/02                                                               1.72         798,393         650
       220M     3/15/02                                                               4.00         220,579         179
       150M     4/29/02                                                               2.35         152,136         124
              Federal Home Loan Bank:
       525M     2/1/02                                                                1.99         527,028         429
       255M     6/5/02                                                                3.53         255,471         208
       100M     6/28/02                                                               2.35         101,849          83
       300M     7/3/02                                                                3.82         300,000         244
       130M     8/15/02                                                               2.20         133,014         108
       400M     8/28/02                                                               3.70         400,000         326
       500M     10/29/02                                                              2.54         499,696         407
       115M     11/21/02                                                              2.30         115,000          94
       385M     12/5/02                                                               2.45         383,645         312
----------------------------------------------------------------------------------------------------------------------
Total Value of U.S. Government Agency Obligations
  (cost $4,878,069)                                                                              4,878,069       3,970
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS LIFE CASH MANAGEMENT FUND
December 31, 2001
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                        Interest                  $10,000 of
    Amount    Security                                                                Rate*          Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              FLOATING RATE NOTES--4.5%
              Fannie Mae:
      $300M     7/24/02                                                               2.05%       $300,026        $244
       250M     9/16/02                                                               1.51         249,929         204
----------------------------------------------------------------------------------------------------------------------
Total Value of Floating Rates Notes (cost $549,955)                                                549,955         448
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT OBLIGATIONS--2.4%
       300M   U.S. Treasury Bills, 6/6/02 (cost $297,794)                             1.70         297,794         242
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $12,189,947)**                                       99.2%     12,189,947       9,920
Other Assets, Less Liabilities                                                          .8          98,273          80
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $12,288,220     $10,000
======================================================================================================================

 * The interest rates shown for the corporate notes, U.S. Government
   Agency Obligations and U.S. Government Obligations are the effective rates at the time of purchase by the Fund. The interest rates shown on the floating rate notes are adjusted periodically and are the rates in effect at December 31, 2001.

** Aggregate cost for federal income tax purposes is the same.

See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS LIFE DISCOVERY FUND

Dear Investor:

For the year ended December 31, 2001, the Fund's return on a net asset value basis was -21.1% as compared to a return of -10.8% for its Lipper peer group. During the period, the Fund declared a capital gains distribution of $2.78 per share.

After becoming the Fund's Portfolio Manager on September 18, 2001, I spent the final months of the year increasing the Fund's diversification, thereby lowering its sensitivity to the performance of any one security or market sector. Also, in anticipation of an improving economy, I increased the Fund's exposure to consumer cyclical and technology stocks, sectors that have historically performed well in the early stages of recoveries.

Amid the general decline in the stock market over the past 12 months, small capitalization growth stocks posted disappointing results. The small-cap growth market exhibited significant volatility, which included three major rallies in 2001: January, April through May, and October through December. Each rally was based on investors getting more bullish on an economic recovery being close at hand. However, the market pulled back in February and again in June through September as the economy seemed to be getting weaker, instead of stronger. Following the September 11th tragedy, the market initially declined sharply, and then rallied significantly, with technology and cyclical companies being the best performers.

The major theme throughout the reporting period was the ongoing reevaluation of New Economy stocks, as the fortunes of former "Wall Street darlings" dropped significantly. This loss of confidence harmed a number of sectors, most prominently the technology and telecommunications areas. The change in investor sentiment was particularly harsh for smaller firms, as they had a more difficult time than their larger peers in raising money for their business plans.

The Fund's performance was hurt by its large position in APW, a global provider of metal-based enclosures to electronic equipment manufacturers. The firm held a leading position in this expanding market, serving such customers as Lucent, EMC and Ericsson. APW expanded through acquisitions, rapidly buying smaller companies. However, before the acquired companies could be fully integrated in APW, the economic downturn caused a dramatic decline in the demand for APW's products. Revenues slid downward and its stock price followed.

The Fund also held a number of once-promising stocks that ultimately posted unsatisfactory results. The Fund's position in SeeBeyond, a provider of e-business solutions, was hurt by the slowdown in enterprise software spending, and its declining stock value harmed the Fund. Molecular Devices Corp, a maker of bioanalytical measurement systems was hurt by slower sales due to a weaker economic environment. Art Technology Group, an Internet software company, had weaker than expected sales and posted an earnings loss.


Portfolio Manager's Letter (continued)
FIRST INVESTORS LIFE DISCOVERY FUND

Even with the difficult investment environment, there were some bright spots for the Fund. Despite the many problems faced by the technology sector, the Fund held a number of tech stocks that helped performance. Winners in this area included THQ, a developer of interactive entertainment software; eBay, a person-to-person Internet trading community; Oak Technology, a maker of semiconductors that let PCs communicate with rewriteable compact disc drives; and Network Associates, a provider of network security.

While the current economy continues to be weak, we see signs of improvement for 2002. Fiscal and monetary policy actions taken so far, along with continued benign inflation, could revive growth sometime in 2002. The low interest rate environment at present should help smaller companies with their financing needs, and eventually boost their revenues and stock prices. With "volatility" and "uncertainty" continuing to be the watchwords, diversification and a long-term investment horizon will be critical as investors move forward into 2002. Going forward, the Life Discovery Fund will continue to seek out the stocks of small companies that show promise.

Thank you for making the Life Discovery Fund part of your investment strategy. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ ALLEN KLEE

Allen Klee
Portfolio Manager*

January 31, 2002

* Mr. Klee became the Fund's Portfolio Manager on September 18, 2001.


Cumulative Performance Information
FIRST INVESTORS LIFE DISCOVERY FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Discovery Fund and the Russell 2000 Index.

As of December 31, 2001

                        Life        Russell 2000
              Discovery Fund               Index
Dec-91              $10,000              $10,000
Dec-92               11,559               11,636
Dec-93               14,114               13,614
Dec-94               13,757               13,181
Dec-95               17,228               16,635
Dec-96               19,379               19,389
Dec-97               22,642               23,700
Dec-98               23,332               23,170
Dec-99               29,858               28,117
Dec-00               29,793               27,297
Dec-01               23,501               28,006

(INSET BOX IN CHART READS:)

                 Average Annual Total Return*
One Year                  (21.12%)
Five Years                  3.93%
Ten Years                   8.92%

  The graph compares a $10,000 investment in the First Investors Life Discovery Fund beginning 12/31/91 with a theoretical investment in the Russell 2000 Index. The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). The Russell 2000 Index is an unmanaged index widely accepted as a proxy of small capitalization stocks. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended
  12/31/01.

  The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Russell 2000 Index figures are from Frank Russell and Company and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS LIFE DISCOVERY FUND
December 31, 2001
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS--91.2%
              Basic Materials--1.2%
    35,200    Arch Coal, Inc.                                                                     $799,040         $63
    37,100  * Stillwater Mining Company                                                            686,350          55
                                                                                                 1,485,390         118
----------------------------------------------------------------------------------------------------------------------
              Capital Goods--9.1%
    50,500  * Axcelis Technologies, Inc.                                                           650,945          52
    40,900  * DRS Technologies, Inc.                                                             1,458,085         116
    39,000    EDO Corporation                                                                    1,031,550          82
    46,200  * Insituform Technologies, Inc. - Class "A"                                          1,181,796          94
    38,800  * Itron, Inc.                                                                        1,175,640          93
    21,800  * Jacobs Engineering Group, Inc.                                                     1,438,800         114
    36,100  * Optimal Robotics Corporation - Class "A"                                           1,279,745         102
    25,500    Oshkosh Truck Corporation                                                          1,243,125          99
    41,900  * Waste Connections, Inc.                                                            1,298,481         103
    21,200  * Wilson Greatbatch Technologies, Inc.                                                 765,320          61
----------------------------------------------------------------------------------------------------------------------
                                                                                                11,523,487         916
----------------------------------------------------------------------------------------------------------------------
              Communication Services--.8%
    38,600  * Alamosa Holdings, Inc.                                                               460,498          36
    58,300  * Dobson Communications Corp. - Class "A"                                              497,882          40
----------------------------------------------------------------------------------------------------------------------
                                                                                                   958,380          76
----------------------------------------------------------------------------------------------------------------------
              Consumer Cyclicals--12.5%
    28,200  * Ameristar Casinos, Inc.                                                              706,410          56
    54,400  * Career Education Corporation                                                       1,864,832         148
    51,400  * Chico's FAS, Inc.                                                                  2,040,580         162
    36,900  * Direct Focus, Inc.                                                                 1,151,280          92
    29,100  * Education Management Corporation                                                   1,054,875          84
    46,200  * F.Y.I., Inc.                                                                       1,547,700         123
    29,800    Fred's, Inc. - Class "A"                                                           1,220,608          97
    40,200  * Michael's Stores, Inc.                                                             1,324,590         105
    28,100  * Mohawk Industries, Inc.                                                            1,542,128         123
     3,600  * NVR, Inc.                                                                            734,400          58
    41,500  * Skechers U.S.A., Inc. - Class "A"                                                    606,730          48
    55,100  * Sonic Automotive, Inc.                                                             1,291,544         103
    38,600  * Tuesday Morning Corporation                                                          698,274          56
----------------------------------------------------------------------------------------------------------------------
                                                                                                15,783,951       1,255
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Consumer Staples--9.4%
    37,900  * AFC Enterprises, Inc.                                                             $1,075,981         $86
    22,200  * American Italian Pasta Company                                                       933,066          74
    24,300  * CEC Entertainment, Inc.                                                            1,054,377          84
    39,800  * Charles River Laboratories International, Inc.                                     1,332,504         106
    35,000    Darden Restaurants, Inc.                                                           1,239,000          99
    46,300    Lone Star Steakhouse & Saloon, Inc.                                                  686,629          55
    44,900  * Microtune, Inc.                                                                    1,053,354          83
    51,700  * Pathmark Stores, Inc.                                                              1,274,922         101
    28,300  * Performance Food Group Company                                                       995,311          79
    36,000  * Priority Healthcare Corporation                                                    1,266,840         101
    38,100  * Salem Communications Corp. - Class "A"                                               876,300          70
----------------------------------------------------------------------------------------------------------------------
                                                                                                11,788,284         938
----------------------------------------------------------------------------------------------------------------------
              Energy--3.0%
    18,000    Noble Affiliates, Inc.                                                               635,220          51
   120,200    Ocean Energy, Inc.                                                                 2,307,840         183
    45,500    XTO Energy, Inc.                                                                     796,250          63
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,739,310         297
----------------------------------------------------------------------------------------------------------------------
              Financial--6.3%
    63,200  * CheckFree Corporation                                                              1,137,600          90
    37,100    Doral Financial Corporation                                                        1,157,891          92
    46,400    HCC Insurance Holdings, Inc.                                                       1,278,320         102
    19,100  * National Processing, Inc.                                                            620,750          49
    66,300    PMA Capital Corporation - Class "A"                                                1,279,590         102
    63,400    Westamerica Bancorporation                                                         2,508,738         200
----------------------------------------------------------------------------------------------------------------------
                                                                                                 7,982,889         635
----------------------------------------------------------------------------------------------------------------------
              Health Care--19.7%
    37,800  * American Healthways, Inc.                                                          1,207,332          96
     9,800  * Angiotech Pharmaceuticals, Inc.                                                      546,056          44
     5,200  * Axcan Pharma, Inc.                                                                    73,840           6
    13,700  * Cell Therapeutics, Inc.                                                              330,718          26
    44,200  * Community Health Systems, Inc.                                                     1,127,100          90
    36,700  * Cytyc Corporation                                                                    957,870          76
    45,600  * deCODE GENETICS, Inc.                                                                446,880          36
    37,800    Diagnostic Products Corporation                                                    1,661,310         132
    25,500  * DIANON Systems, Inc.                                                               1,550,400         123
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS LIFE DISCOVERY FUND
December 31, 2001
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Health Care (continued)
    22,900  * Enzon, Inc.                                                                       $1,288,812        $102
    21,400    ICN Pharmaceuticals, Inc.                                                            716,900          57
    34,300  * IDEC Pharmaceuticals Corporation                                                   2,364,299         188
    29,500  * Immunomedics, Inc.                                                                   597,670          48
    22,200  * Impax Laboratories, Inc.                                                             298,368          24
    27,600  * Lifecore Biomedical, Inc.                                                            307,464          24
    31,500  * MAXIMUS, Inc.                                                                      1,324,890         105
    26,700  * Medarex, Inc.                                                                        479,532          38
    22,200  * MGI Pharma, Inc.                                                                     339,216          27
    81,300  * MIM Corporation                                                                    1,447,140         115
    38,300    Omnicare, Inc.                                                                       952,904          76
    37,500  * Pharmaceutical Resources, Inc.                                                     1,267,500         101
    46,100  * Province Healthcare Company                                                        1,422,646         113
    11,900  * Regeneron Pharmaceuticals, Inc.                                                      335,104          27
    31,200  * Taro Pharmaceuticals Industries, Ltd.                                              1,246,440          99
    15,700  * Transkaryotic Therapies, Inc.                                                        671,960          54
    70,900  * VCA Antech, Inc.                                                                     859,308          68
    23,900  * Zoll Medical Corporation                                                             930,666          74
----------------------------------------------------------------------------------------------------------------------
                                                                                                24,752,325       1,969
----------------------------------------------------------------------------------------------------------------------
              Real Estate Investment Trusts--.1%
     5,800    Thornburg Mortgage, Inc.                                                             114,260           9
----------------------------------------------------------------------------------------------------------------------
              Technology--25.6%
    23,200  * AstroPower, Inc.                                                                     937,976          75
    76,800  * BAM! Entertainment, Inc.                                                             638,208          51
    14,400  * Celera Genomics Group - Applera Corporation                                          384,336          31
    54,800  * Citrix Systems, Inc.                                                               1,241,768          99
   116,000  * CNET Networks, Inc.                                                                1,040,520          83
    19,800  * eBay, Inc.                                                                         1,324,620         105
    43,800  * Fairchild Semiconductor Corporation                                                1,235,160          98
    15,100  * Genesis Microchip, Inc.                                                              998,412          79
    35,400  * Inrange Technologies Corporation - Class "B"                                         437,190          35
    23,500  * JDA Software Group, Inc.                                                             525,225          42
    61,700  * Keane, Inc.                                                                        1,112,451          88
    62,200  * Manugistics Group, Inc.                                                            1,311,176         104
    47,600  * McDATA Corporation - Class "B"                                                     1,195,236          95
    22,700  * NetIQ Corporation                                                                    800,402          64
    95,100  * Network Associates, Inc.                                                           2,458,335         195
    93,200  * Oak Technology, Inc.                                                               1,281,500         102
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Technology (continued)
    47,000  * Perot Systems Corporation - Class "A"                                               $959,740         $76
    35,300  * Photronics, Inc.                                                                   1,106,655          88
    46,000  * Plantronics, Inc.                                                                  1,179,440          94
    60,800  * PRI Automation, Inc.                                                               1,243,360          99
    35,100  * ProQuest Company                                                                   1,190,241          95
    51,800  * RF Micro Devices, Inc.                                                               996,114          79
    19,700  * Rudolph Technologies, Inc.                                                           676,104          54
    26,200  * SeaChange International, Inc.                                                        893,944          71
   123,300  * SonicWALL, Inc.                                                                    2,396,952         191
    25,900  * THQ, Inc.                                                                          1,255,373         100
    49,200  * Tier Technologies, Inc. - Class "B"                                                1,060,752          83
    19,300  * Varian, Inc.                                                                         626,092          50
    29,800  * Veeco Instruments, Inc.                                                            1,074,290          85
   116,900  * Vignette Corporation                                                                 627,753          50
----------------------------------------------------------------------------------------------------------------------
                                                                                                32,209,325       2,561
----------------------------------------------------------------------------------------------------------------------
              Transportation--2.5%
    59,600  * EGL, Inc.                                                                            831,420          66
    36,600  * Genesee & Wyoming, Inc. - Class "A"                                                1,194,990          95
    43,400    SkyWest, Inc.                                                                      1,104,530          88
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,130,940         249
----------------------------------------------------------------------------------------------------------------------
              Utilities--1.0%
    36,000    Equitable Resources, Inc.                                                          1,226,520          98
----------------------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $95,126,514)                                                114,695,061       9,121
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--7.0%
    $5,400M   American General Corp., 1.74%, 1/7/02                                              5,398,434         430
     3,400M   New York Times Co., Inc., 1.95%, 1/7/02                                            3,398,895         270
----------------------------------------------------------------------------------------------------------------------
Total Value of Short-Term Corporate Notes
  (cost $8,797,329)                                                                              8,797,329         700
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $103,923,843)                                        98.2%    123,492,390       9,821
Other Assets, Less Liabilities                                                         1.8       2,254,711         179
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%   $125,747,101     $10,000
======================================================================================================================

* Non-income producing

See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS LIFE FOCUSED EQUITY FUND

Dear Investor:

For the year ended December 31, 2001, the Fund's return on a net asset value basis was -4.9%, compared to a return of -13.8% for its Lipper peer group. During the period, the Fund declared dividends from net investment income of 2 cents per share.

Wellington Management took over the management of the First Investors Life Focused Equity Fund on May 1, 2001, and continued to employ a concentrated approach with a typical portfolio composed of 30-35 securities. For the eight month period under the direction of Wellington Management, the Fund returned -5.0% compared to an average return of -8.3% for its Lipper peer group.

Equity markets around the world suffered significant declines during 2001 as investors reacted to a steady stream of disappointing economic statistics and earnings reports. The decline was intensified by the horrifying events of September 11th. While the terrorist attacks brought much of the U.S. economy to a standstill and closed the equity markets for four days, the seeds of the markets' plunge had been sown over the previous eight months. Rising unemployment, shrinking corporate profits, and falling consumer confidence all combined to overshadow the efforts of the Fed, which reduced interest rates an unprecedented 11 times for a total of 4.75 percentage points for the year.

The technology sector continued to decline through much of the year, but rebounded strongly in the fourth quarter. Telecommunications stocks showed no signs of recovering, as overcapacity remains an issue and the industry as a whole is weighed down by heavy debt. Even relatively predictable industries like pharmaceuticals lost ground as generic competition, a slow FDA new drug approval process, and legal tangles took their toll. In short, there were few places to hide in 2001 and many of those places would have seemed unlikely to the casual observer. In some cases, strong performers emerged from very weak groups and in others, weak performers weighed down relatively strong sectors. For example: in the soft drink sector, Pepsi fell about 2% for the year while Coca-Cola dropped over 20%; in the health care sector, Abbott Labs rose 15% while Merck fell 37%; and in the technology sector, Microsoft jumped over 50% while Oracle lost over 50%. The utilities sector, a group that usually benefits from falling interest rates and a weak economic outlook, was the only sector where virtually all of the component stocks underperformed the S&P 500 index. Clearly, there were opportunities for bottom-up stock pickers to add value relative to the index.

The First Investors Life Focused Equity Fund outperformed the S&P 500 for 2001, largely driven by strong stock selection during the latter half of the year. Top performers included Accenture, Tyco International, FedEx Corp., Omnicom Group, and Adobe Systems. Accenture, after going public in July, has delivered solid results in a difficult environment. FedEx was purchased as an economic rebound play and has done well. Omnicom Group and Adobe Systems were purchased post-September 11th because they had reached very attractive valuations.


EMC Corp., Shire Pharmaceuticals, and AOL Time Warner were weak performers for the Fund during the period. EMC continues to suffer as demand for their products has remained slow. Despite strong fundamentals, Shire Pharmaceuticals was hit by poor market sentiment and expectations for generic competition, which has yet to occur. AOL Time Warner suffered in 2001 as a result of the poor advertising environment.

Despite the gloomy statistical data that continues to pour in, we believe better times are close at hand. Inventory levels throughout the economy have fallen dramatically in the past year and have reached fairly low levels. Consumer confidence, after falling sharply in September, has rebounded in recent months. Although the unemployment rate is likely to rise further, peaking in the 6-7% range, the absolute level of unemployment remains low historically for a recessionary period. While the tragic events of September 11th have introduced an additional element of uncertainty, we firmly believe that over the long run the U.S. economy will recover and prosper once again. The near-term outlook for the U.S. economy remains uncertain, but aggressive fiscal and monetary policy actions coupled with low inflation should rekindle growth in late 2002. Given the current low interest rate environment, large capitalization, high quality growth companies look attractively valued and should prove to be solid investments over the next few years. While volatility will likely persist, intensive research with aggressive stock selection should be rewarded.

Thank you for making the Life Focused Equity Fund part of your investment strategy. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ MAYA K. BITTAR

Maya K. Bittar
Portfolio Manager*

January 31, 2002

* Wellington Management Company, LLP became the Fund's subadviser, and Ms. Bittar became its Portfolio Manager, on May 1, 2001.


Cumulative Performance Information
FIRST INVESTORS LIFE FOCUSED EQUITY FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Focused Equity Fund and the Standard & Poor's 500 Index.

As of December 31, 2001

               Life Focused    Standard & Poor's
                Equity Fund            500 Index
Nov-99              $10,000              $10,000
Dec-99               10,250               10,691
Dec-00                9,130                9,717
Dec-01                8,682                8,562

(INSET BOX IN CHART READS:)

                 Average Annual Total Return*
One Year                  (4.90%)
Since Inception
(11/8/99)                 (6.37%)

  The graph compares a $10,000 investment in the First Investors Life Focused Equity Fund beginning 11/8/99 (inception date) with a theoretical investment in the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended
  12/31/01.

  The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Standard & Poor's 500 Index figures are from Standard & Poor's and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS LIFE FOCUSED EQUITY FUND
December 31, 2001
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS--98.1%
              Capital Goods--5.6%
     8,100    Tyco International, Ltd.                                                            $477,090        $558
----------------------------------------------------------------------------------------------------------------------
              Commercial Services & Supplies--5.5%
    17,600  * Accenture, Ltd.                                                                      473,792         554
----------------------------------------------------------------------------------------------------------------------
              Consumer Durables & Apparel--3.4%
     5,200    NIKE, Inc.                                                                           292,448         342
----------------------------------------------------------------------------------------------------------------------
              Diversified Financials--11.6%
     2,400    American Express Company                                                              85,656         100
     8,000    Citigroup, Inc.                                                                      403,840         473
     2,400    Goldman Sachs Group, Inc.                                                            222,600         261
     5,400    Merrill Lynch & Company, Inc.                                                        281,448         329
----------------------------------------------------------------------------------------------------------------------
                                                                                                   993,544       1,163
----------------------------------------------------------------------------------------------------------------------
              Energy--5.6%
     5,700    Exxon Mobil Corporation                                                              224,010         262
     4,600    Schlumberger, Ltd.                                                                   252,770         296
----------------------------------------------------------------------------------------------------------------------
                                                                                                   476,780         558
----------------------------------------------------------------------------------------------------------------------
              Food & Drug Retailing--2.4%
     6,800    CVS Corporation                                                                      201,280         236
----------------------------------------------------------------------------------------------------------------------
              Health Care Equipment & Services--2.9%
     6,700    McKesson HBOC, Inc.                                                                  250,580         293
----------------------------------------------------------------------------------------------------------------------
              Household & Personal Products--2.6%
     7,000    Estee Lauder Companies, Inc. - Class "A"                                             224,420         263
----------------------------------------------------------------------------------------------------------------------
              Insurance--6.7%
     4,000    American International Group, Inc.                                                   317,600         372
     2,400    Marsh & McLennan Companies, Inc.                                                     257,880         302
----------------------------------------------------------------------------------------------------------------------
                                                                                                   575,480         674
----------------------------------------------------------------------------------------------------------------------
              Materials--2.7%
     6,400    Alcoa, Inc.                                                                          227,520         266
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS LIFE FOCUSED EQUITY FUND
December 31, 2001
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Media--9.2%
    10,200  * AOL Time Warner, Inc.                                                               $327,420        $383
    17,300  * Liberty Media Corporation - Class "A"                                                242,200         283
     2,400    Omnicom Group, Inc.                                                                  214,440         252
----------------------------------------------------------------------------------------------------------------------
                                                                                                   784,060         918
----------------------------------------------------------------------------------------------------------------------
              Pharmaceuticals & Biotechnology--8.9%
     4,400  * Amgen, Inc.                                                                          248,336         291
     2,700    Eli Lilly & Company                                                                  212,058         248
     7,500    Pfizer, Inc.                                                                         298,875         350
----------------------------------------------------------------------------------------------------------------------
                                                                                                   759,269         889
----------------------------------------------------------------------------------------------------------------------
              Retailing--6.4%
     6,700    Home Depot, Inc.                                                                     341,767         400
     3,600    Wal-Mart Stores, Inc.                                                                207,180         242
----------------------------------------------------------------------------------------------------------------------
                                                                                                   548,947         642
----------------------------------------------------------------------------------------------------------------------
              Software & Services--9.3%
     5,900    Adobe Systems, Inc.                                                                  183,195         214
     7,200  * Intuit, Inc.                                                                         307,872         360
     4,600  * Microsoft Corporation                                                                304,842         357
----------------------------------------------------------------------------------------------------------------------
                                                                                                   795,909         931
----------------------------------------------------------------------------------------------------------------------
              Technology Hardware & Equipment--8.0%
     8,800  * Cisco Systems, Inc.                                                                  159,368         187
    22,100    Compaq Computer Corporation                                                          215,696         252
     8,600  * EMC Corporation                                                                      115,584         135
     6,200  * Micron Technology, Inc.                                                              192,200         225
----------------------------------------------------------------------------------------------------------------------
                                                                                                   682,848         799
----------------------------------------------------------------------------------------------------------------------
              Telecommunication Services--1.8%
    10,600    Qwest Communications International, Inc.                                             149,778         175
----------------------------------------------------------------------------------------------------------------------
              Transportation--3.0%
     4,900  * FedEx Corporation                                                                    254,212         298
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
 Shares or                                                                                                   For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Utilities--2.5%
     4,800    El Paso Corporation                                                                 $214,128        $251
----------------------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $8,248,577)                                                   8,382,085       9,810
----------------------------------------------------------------------------------------------------------------------
              REPURCHASE AGREEMENT--3.9%
      $336M   SBC Warburg Dillon Read, Inc., 1.69%, 1/2/02
                (collateralized by U.S. Treasury Bonds, 6.375%
                due 8/15/27 valued at $344,140) (cost $336,000)                                    336,000         393
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $8,584,577)                                         102.0%      8,718,085      10,203
Excess of Liabilities Over Other Assets                                               (2.0)       (173,103)       (203)
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%     $8,544,982     $10,000
======================================================================================================================

* Non-income producing

See notes to financial statements


Portfolio Manager's Letter
FIRST INVESTORS LIFE GOVERNMENT FUND

Dear Investor:

For the year ended December 31, 2001, the Fund's return on a net asset value basis was 9.0%, compared to a return of 7.4% for its Lipper peer group. During the period, the Fund declared dividends from net investment income of 65 cents per share.

The Life Government Fund continued to invest primarily in Government National Mortgage Association (GNMA) mortgage-backed bonds ("Ginnie Maes"). Due to superior security selection and sector allocation, as well as a number of favorable market dynamics, the Fund substantially outperformed its Lipper Inc. peer group. The primary market factors that drove the Fund's performance during the year were the substantial decline in short-term rates and simultaneous steepening of the yield curve, and record prepayments on mortgage-backed bonds.

For the year, the mortgage-backed bond market experienced a record amount of prepayments as homeowners took advantage of both the lowest 30-year mortgage rates in over a decade (the 30-year mortgage rate fell below 6 1/2%), and rising property prices to refinance outstanding mortgages. Normally, high coupon mortgage-backed bonds are expected to perform poorly in a high prepayment environment. However, the substantial decline in short-term interest rates increased the attractiveness of high coupon mortgage-backed bonds relative to short-term Treasury securities, causing them to appreciate in value more than lower coupon mortgage-backed bonds.

At the beginning of 2001, the Fund's composition was 64% mortgage-backed bonds, 33% U.S. Treasury and agency notes, and 3% cash. Approximately 80% of the mortgage-backed holdings were high coupon (8% or higher) bonds. Over the course of the year, mortgage-backed holdings increased as a percentage of assets to 71% and Treasury/agency holdings fell to 27%. The Fund benefited from its relatively high percentage of assets in high coupon mortgage-backed bonds. In particular, the high coupon mortgage-backed bonds that the Fund held were composed of pools of mortgages that prepaid slowly even though interest rates fell. The Fund also benefited from its holdings of intermediate maturity U.S. agency notes (generally between 15-20% of assets), which performed comparably to mortgage-backed bonds and outperformed Treasury securities.


Thank you for making the Life Government Fund part of your investment strategy. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ CLARK D. WAGNER

Clark D. Wagner
Director of Fixed Income
  and Portfolio Manager

January 31, 2002


Cumulative Performance Information
FIRST INVESTORS LIFE GOVERNMENT FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Government Fund, the Salomon Brothers Mortgage Index and the Salomon Brothers Treasury/Government Sponsored Index.

As of December 31, 2001

                                                      Salomon Brothers
                       Life    Salomon Brothers   Government Sponsored
            Government Fund      Mortgage Index                  Index
Jan-92              $10,000             $10,000                $10,000
Dec-92               10,979              10,848                 10,893
Dec-93               11,680              11,612                 12,056
Dec-94               11,201              11,446                 11,650
Dec-95               12,952              13,365                 13,794
Dec-96               13,416              14,081                 14,199
Dec-97               14,572              15,387                 15,569
Dec-98               15,671              16,461                 17,101
Dec-99               15,835              16,762                 16,720
Dec-00               17,505              18,654                 18,919
Dec-01               19,077              20,184                 20,287

(INSET BOX IN CHART READS:)

                 Average Annual Total Return*
One Year                    8.98%
Five Years                  7.29%
Since Inception
(1/7/92)                    6.68%

  The graph compares a $10,000 investment in the First Investors Life Government Fund beginning 1/7/92 (inception date) with theoretical investments in the Salomon Brothers Mortgage Index and the Salomon Brothers Treasury/Government Sponsored Index. The Salomon Brothers Mortgage Index is a market capitalization-weighted index that consists of all agency pass-throughs and FHA and GNMA project notes. The Salomon Brothers Treasury/Government Sponsored Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. Every issue included in the Indices is trader-priced, and the Indices follow consistent and realistic availability limits, including only those securities with sufficient amounts outstanding. It is not possible to invest directly in these Indices. In addition, the Indices do not take into account fees and expenses that an investor would incur in purchasing securities in the Indices. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/01. During the periods shown, some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Return for One Year, Five Years and Since Inception would have been 8.83%, 7.10% and 6.34%, respectively.

  The returns shown do not reflect any sales charge, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Salomon Brothers Mortgage Index and Salomon Brothers Treasury/Government Sponsored Index figures are from Salomon Brothers and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS LIFE GOVERNMENT FUND
December 31, 2001
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              MORTGAGE-BACKED CERTIFICATES--69.5%
              Federal Home Loan Mortgage Corporation--2.3%
      $355M     8.5%, 7/1/2022-9/1/2024                                                           $384,081        $231
              Federal National Mortgage Association--12.8%
     1,262M     9%, 6/1/2015-11/1/2026                                                           1,365,433         823
       652M     11%, 10/1/2015                                                                     752,317         454
              Government National Mortgage Association I Program--54.4%
     3,951M     6.5%, 2/15/2011-10/15/2031                                                       4,027,309       2,429
     2,175M     7%, 1/15/2028-8/15/2031                                                          2,224,883       1,342
     1,201M     8%, 7/15/2018                                                                    1,286,092         776
     1,164M     10%, 5/15/2019-8/15/2019                                                         1,318,219         795
       143M     11.5%, 10/15/2012-5/15/2015                                                        165,364         100
----------------------------------------------------------------------------------------------------------------------
Total Value of Mortgage-Backed Certificates (cost $11,361,318)                                  11,523,698       6,950
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY OBLIGATIONS--15.4%
     1,250M   Federal Farm Credit Bank, 5.75%, 1/18/2011                                         1,252,769         756
     1,250M   Federal Home Loan Bank, 5.8%, 9/2/2008                                             1,286,158         776
----------------------------------------------------------------------------------------------------------------------
Total Value of U.S. Government Agency Obligations
  (cost $2,451,675)                                                                              2,538,927       1,532
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT OBLIGATIONS--11.1%
     1,750M   U.S. Treasury Notes, 5.625%, 2/15/2006
                (cost $1,821,416)                                                                1,844,610       1,112
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--2.1%
       150M   General Electric Capital Corp., 1.87%, 1/9/2002                                      149,938          90
       200M   Texaco, Inc., 1.87%, 1/9/2002                                                        199,917         121
----------------------------------------------------------------------------------------------------------------------
Total Value of Short-Term Corporate Notes (cost $349,855)                                          349,855         211
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $15,984,264)                                         98.1%     16,257,090       9,805
Other Assets, Less Liabilities                                                         1.9         323,181         195
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $16,580,271     $10,000
======================================================================================================================

See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS LIFE GROWTH FUND

Dear Investor:

For the year ended December 31, 2001, the Fund's return on a net asset value basis was -13.4%, compared to a return of -10.9% for its Lipper peer group. During the period, the Fund declared dividends from net investment income of 2 cents per share and a capital gains distribution of $4.02 per share.

2001 marked the first back-to-back negative years in the stock market since 1973-1974. Volatility tested the resolve of the most committed equity investor, and the unthinkable events of September 11th forced the New York Stock Exchange to close for four days. The terrorist attacks on September 11th shook consumer confidence and forced numerous businesses to retrench. Technology and telecommunications companies continued their struggle to cut costs and reduce inventories in response to falling demand. Energy prices fluctuated wildly and the rapid unraveling of Enron raised questions about accounting practices. Those industries that performed well in 2000, such as healthcare, weren't immune to disappointments in 2001. In short, there were few places to hide.

The policy response to the deteriorating economy has been very aggressive. The Federal Reserve lowered short-term interest rates an unprecedented 11 times for a total of 475 basis points. Congress approved a tax cut and the federal government moved quickly to aid struggling industries in the wake of the attacks. While economic weakness may linger for a few months, the bottom of this recession seems near. The combination of monetary and fiscal stimulus, falling energy bills and more stable financial markets gives us confidence that economic recovery will be visible in 2002. We look for the economic recovery to be moderate, as a soft job market will restrain consumer spending. In addition, capital investment and profits will be slow to recover, but should gather momentum as the year progresses. In general, we expect a more favorable environment for equities.

As we look back, it is difficult to think about 2001 as a continuous period, but rather two distinct periods demarcated by the events of September 11th. Just prior to the terrorist attacks we were anticipating a recovery and a bottom in the market. The Fund took profits in financials, as it looked as though the Fed rate cuts were nearing an end. In the wake of the attacks, there was a flight to quality in the market that dramatically affected valuations. Identifying quality companies with depressed prices, while maintaining a diversified portfolio in the face of uncertainty, was paramount.


Toward the end of the year, markets rallied and additions to the Fund have been focused on those companies with strong balance sheets that should benefit from a recovering economy. Since September 11th, solid performance has come from cyclical stocks and this theme will likely persist. We look for improvement in consumer discretionary sectors while defensive stocks will lag the market. The long-term themes of aging demographics and technology advances remain intact and should provide a catalyst that propels healthcare stocks. Tight credit and consolidation across all industries will reinforce the value of fundamental research and create opportunities to enhance return through stock selection.

Though we still need to acknowledge the geopolitical risks that confront the world post-September 11th, we are optimistic that the U.S. economy and financial markets can weather the uncertainties. Our conviction in an improving U.S. economy has strengthened and we believe that aggressive monetary policy, falling energy prices, and fiscal stimulus will drive economic recovery in 2002. While there is still a great deal of uncertainty in the market and earnings estimates remain vulnerable, those willing to look beyond the near term should be rewarded as the economy begins to recover. As always, we encourage equity investors to take a long-term view and work with their advisers to create an investment strategy that suits their individual goals.

Thank you for making the Life Growth Fund part of your investment strategy. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ MATTHEW E. MEGARGEL

Matthew E. Megargel
Portfolio Manager

January 31, 2002


Cumulative Performance Information
FIRST INVESTORS LIFE GROWTH FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Growth Fund and the Standard & Poor's 500 Index.

As of December 31, 2001

                       Life    Standard & Poor's
                Growth Fund            500 Index
Dec-91              $10,000              $10,000
Dec-92               10,978               10,762
Dec-93               11,637               11,844
Dec-94               11,302               12,001
Dec-95               14,141               16,511
Dec-96               17,599               20,302
Dec-97               22,752               27,075
Dec-98               28,974               34,748
Dec-99               36,644               42,059
Dec-00               36,654               38,230
Dec-01               31,755               33,684

(INSET BOX IN CHART READS:)

                 Average Annual Total Return*
One Year                   (13.36%)
Five Years                  12.53%
Ten Years                   12.25%

  The graph compares a $10,000 investment in the First Investors Life Growth Fund beginning 12/31/91 with a theoretical investment in the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended
  12/31/01.

  The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Standard & Poor's 500 Index figures are from Standard & Poor's and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS LIFE GROWTH FUND
December 31, 2001
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS--98.3%
              Banks--5.3%
    63,700    Bank One Corporation                                                              $2,487,485        $103
    16,710    Commerce Bancshares, Inc.                                                            651,522          26
    46,300    M&T Bank Corporation                                                               3,372,955         140
    52,300    Sovereign Bancorp, Inc.                                                              640,152          27
   103,690    U.S. Bancorp                                                                       2,170,232          90
    50,800    UnionBanCal Corporation                                                            1,930,400          80
    34,400    Wells Fargo & Company                                                              1,494,680          62
----------------------------------------------------------------------------------------------------------------------
                                                                                                12,747,426         528
----------------------------------------------------------------------------------------------------------------------
              Capital Goods--6.1%
    32,300    Boeing Company                                                                     1,252,594          52
    18,400    Emerson Electric Company                                                           1,050,640          44
     4,300    Fastenal Company                                                                     285,649          11
   149,200    General Electric Company                                                           5,979,936         248
    13,500    Illinois Tool Works, Inc.                                                            914,220          38
    26,700    ITT Industries, Inc.                                                               1,348,350          56
    18,000    Lockheed Martin Corporation                                                          840,060          35
    50,400    Tyco International, Ltd.                                                           2,968,560         123
----------------------------------------------------------------------------------------------------------------------
                                                                                                14,640,009         607
----------------------------------------------------------------------------------------------------------------------
              Commercial Services & Supplies--3.4%
    45,900  * Accenture, Ltd. - Class "A"                                                        1,235,628          51
     7,500  * Affiliated Computer Services, Inc. - Class "A"                                       795,975          33
    46,200    Automatic Data Processing, Inc.                                                    2,721,180         113
    14,300  * DST Systems, Inc.                                                                    712,855          30
    22,100    IMS Health, Inc.                                                                     431,171          17
    14,000  * Optimal Robotics Corporation - Class "A"                                             496,300          20
    42,356  * United Rentals, Inc.                                                                 961,481          40
    23,900    Waste Management, Inc.                                                               762,649          32
----------------------------------------------------------------------------------------------------------------------
                                                                                                 8,117,239         336
----------------------------------------------------------------------------------------------------------------------
              Consumer Durables & Apparel--1.6%
    14,400  * Columbia Sportswear Company                                                          479,520          20
    23,200    D.R. Horton, Inc.                                                                    753,072          31
    15,100    Liz Claiborne, Inc.                                                                  751,225          31
   108,000    Mattel, Inc.                                                                       1,857,600          77
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,841,417         159
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS LIFE GROWTH FUND
December 31, 2001
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Diversified Financials--7.0%
    37,100    American Express Company                                                          $1,324,099         $55
   102,352    Citigroup, Inc.                                                                    5,166,729         214
    18,000    Goldman Sachs Group, Inc.                                                          1,669,500          69
    25,250  * Investment Technology Group, Inc.                                                    986,518          41
    45,000    J.P. Morgan Chase & Company                                                        1,635,750          68
    58,000    Legg Mason, Inc.                                                                   2,898,840         120
    47,700    Merrill Lynch & Company, Inc.                                                      2,486,124         103
    14,800    State Street Corporation                                                             773,300          32
----------------------------------------------------------------------------------------------------------------------
                                                                                                16,940,860         702
----------------------------------------------------------------------------------------------------------------------
              Energy--6.1%
    75,400  * Chesapeake Energy Corporation                                                        498,394          21
    27,900    ChevronTexaco Corporation                                                          2,500,119         104
    80,200    EOG Resources, Inc.                                                                3,136,622         130
   138,000    Exxon Mobil Corporation                                                            5,423,400         224
    16,900  * Hanover Compressor Company                                                           426,894          18
     4,400    Helmerich & Payne, Inc.                                                              146,872           6
     4,700    Patina Oil & Gas Corporation                                                         129,250           5
    36,600    Schlumberger, Ltd.                                                                 2,011,170          83
    23,700  * Swift Energy Company                                                                 478,740          20
----------------------------------------------------------------------------------------------------------------------
                                                                                                14,751,461         611
----------------------------------------------------------------------------------------------------------------------
              Food & Drug Retailing--1.2%
    50,000    CVS Corporation                                                                    1,480,000          62
    37,800  * Safeway, Inc.                                                                      1,578,150          65
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,058,150         127
----------------------------------------------------------------------------------------------------------------------
              Food/Beverage & Tobacco--2.9%
    45,600    Coca-Cola Company                                                                  2,150,040          89
    26,800    Pepsi Bottling Group, Inc.                                                           629,800          26
    51,200    PepsiCo, Inc.                                                                      2,492,928         103
    31,300    R.J. Reynolds Tobacco Holdings, Inc.                                               1,762,190          73
----------------------------------------------------------------------------------------------------------------------
                                                                                                 7,034,958         291
----------------------------------------------------------------------------------------------------------------------
              Health Care Equipment & Services--4.7%
    52,500    Beckman Coulter, Inc.                                                              2,325,750          96
    58,900    Becton, Dickinson & Company                                                        1,952,535          81
    27,400  * Cytyc Corporation                                                                    715,140          30
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Health Care Equipment & Services (continued)
    33,200  * Edwards Lifesciences Corporation                                                    $917,316         $38
    33,800    HCA, Inc.                                                                          1,302,652          54
    42,300  * Health Management Associates, Inc. - Class "A"                                       778,320          32
    20,700  * IDEXX Laboratories, Inc.                                                             590,157          25
    13,700  * Laboratory Corporation of America Holdings                                         1,107,645          46
    13,600  * Patterson Dental Company                                                             556,648          23
    17,500  * Trigon Healthcare, Inc. - Class "A"                                                1,215,375          50
----------------------------------------------------------------------------------------------------------------------
                                                                                                11,461,538         475
----------------------------------------------------------------------------------------------------------------------
              Hotels/Restaurants & Leisure--1.0%
    18,100  * CEC Entertainment, Inc.                                                              785,359          33
    52,400    McDonald's Corporation                                                             1,387,028          57
    10,100  * Speedway Motorsports, Inc.                                                           255,328          11
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,427,715         101
----------------------------------------------------------------------------------------------------------------------
              Household & Personal Products--1.7%
    44,000    Gillette Company                                                                   1,469,600          61
    44,500    Kimberly-Clark Corporation                                                         2,661,100         110
----------------------------------------------------------------------------------------------------------------------
                                                                                                 4,130,700         171
----------------------------------------------------------------------------------------------------------------------
              Insurance--4.5%
    17,600    Ambac Financial Group, Inc.                                                        1,018,336          42
    48,774    American International Group, Inc.                                                 3,872,656         160
    46,800    Arthur J. Gallagher & Company                                                      1,614,132          67
    32,800    Marsh & McLennan Companies, Inc.                                                   3,524,360         146
    28,100    Reinsurance Group of America, Inc.                                                   935,168          39
----------------------------------------------------------------------------------------------------------------------
                                                                                                10,964,652         454
----------------------------------------------------------------------------------------------------------------------
              Materials--3.7%
    10,300    Bemis Company, Inc.                                                                  506,554          21
    43,300    Bowater, Inc.                                                                      2,065,410          86
    57,100    Dow Chemical Company                                                               1,928,838          80
    37,700    Du Pont (E.I.) de Nemours & Company                                                1,602,627          66
    54,900  * Pactiv Corporation                                                                   974,475          41
    50,400    Rohm and Haas Company                                                              1,745,352          72
----------------------------------------------------------------------------------------------------------------------
                                                                                                 8,823,256         366
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS LIFE GROWTH FUND
December 31, 2001
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Media--5.9%
   119,900  * Adelphia Communications Corp. - Class "A"                                         $3,738,482        $155
    91,200  * AOL Time Warner, Inc.                                                              2,927,520         121
    25,700  * Clear Channel Communications, Inc.                                                 1,308,387          54
    29,000    Gannett Company, Inc.                                                              1,949,670          81
    42,400  * Lamar Advertising Company                                                          1,795,216          74
   160,100  * Liberty Media Corporation - Class "A"                                              2,241,400          93
     6,000  * TMP Worldwide, Inc.                                                                  257,400          11
----------------------------------------------------------------------------------------------------------------------
                                                                                                14,218,075         589
----------------------------------------------------------------------------------------------------------------------
              Pharmaceuticals & Biotechnology--10.8%
    52,300    Abbott Laboratories                                                                2,915,725         121
    54,000    American Home Products Corporation                                                 3,313,440         137
    25,400  * Amgen, Inc.                                                                        1,433,576          59
    12,700    Eli Lilly & Company                                                                  997,458          42
    29,800  * Gilead Sciences, Inc.                                                              1,958,456          81
    22,300  * IVAX Corporation                                                                     449,122          19
    42,600    Johnson & Johnson                                                                  2,517,660         104
    41,000    Merck & Company, Inc.                                                              2,410,800         100
    84,175    Pfizer, Inc.                                                                       3,354,374         139
    55,500    Pharmacia Corporation                                                              2,367,075          98
    41,200    Schering-Plough Corporation                                                        1,475,372          61
    91,500  * Watson Pharmaceuticals, Inc.                                                       2,872,185         119
----------------------------------------------------------------------------------------------------------------------
                                                                                                26,065,243       1,080
----------------------------------------------------------------------------------------------------------------------
              Retailing--6.9%
    21,800  * BJ's Wholesale Club, Inc.                                                            961,380          40
   101,318    Dollar General Corporation                                                         1,509,638          63
    22,300    Family Dollar Stores, Inc.                                                           668,554          28
   144,000  * Foot Locker, Inc.                                                                  2,253,600          93
    67,400    Home Depot, Inc.                                                                   3,438,074         142
    34,500  * Linens 'n Things, Inc.                                                               879,750          36
   122,400  * Staples, Inc.                                                                      2,288,880          95
    79,800    Wal-Mart Stores, Inc.                                                              4,592,490         190
----------------------------------------------------------------------------------------------------------------------
                                                                                                16,592,366         687
----------------------------------------------------------------------------------------------------------------------
              Software & Services--5.4%
    95,200  * Microsoft Corporation                                                              6,308,904         261
   101,300  * Oracle Corporation                                                                 1,398,953          58
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Software & Services (continued)
    20,500  * Rational Software Corporation                                                       $399,750         $17
    76,100  * Sungard Data Systems, Inc.                                                         2,201,573          91
    53,215  * VeriSign, Inc.                                                                     2,024,299          84
    32,100  * Verity, Inc.                                                                         650,025          27
----------------------------------------------------------------------------------------------------------------------
                                                                                                12,983,504         538
----------------------------------------------------------------------------------------------------------------------
              Technology Hardware & Equipment--11.9%
   141,700  * Cisco Systems, Inc.                                                                2,566,187         106
    28,200  * CommScope, Inc.                                                                      599,814          25
    50,300  * Dell Computer Corporation                                                          1,367,154          57
    86,900  * EMC Corporation                                                                    1,167,936          48
    21,200  * Fairchild Semiconductor Corp. - Class "A"                                            597,840          25
    96,400  * Flextronics International, Ltd.                                                    2,312,636          96
    45,000    Hewlett-Packard Company                                                              924,300          37
    82,000    Intel Corporation                                                                  2,578,900         107
    30,500    International Business Machines Corporation                                        3,689,280         153
    73,800  * International Rectifier Corporation                                                2,574,144         107
    29,000  * Lattice Semiconductor Corporation                                                    596,530          25
     6,700  * Lexmark International Group, Inc.                                                    395,300          16
    97,400    Motorola, Inc.                                                                     1,462,948          61
    21,200  * Novellus Systems, Inc.                                                               836,340          35
    31,400  * Sanmina - SCI Corporation                                                            624,860          26
   106,600  * Solectron Corporation                                                              1,202,448          50
    32,425    Symbol Technologies, Inc.                                                            514,909          20
    13,700  * Tekelec                                                                              248,107          10
    19,800  * Teradyne, Inc.                                                                       596,772          25
    49,700    Texas Instruments, Inc.                                                            1,391,600          58
    29,300  * Veeco Instruments, Inc.                                                            1,056,265          44
    37,500  * Waters Corporation                                                                 1,453,125          60
----------------------------------------------------------------------------------------------------------------------
                                                                                                28,757,395       1,191
----------------------------------------------------------------------------------------------------------------------
              Telecommunication Services--2.9%
    98,600    Qwest Communications International, Inc.                                           1,393,218          58
    47,600    SBC Communications, Inc.                                                           1,864,492          77
    37,300    Verizon Communications, Inc.                                                       1,770,258          73
   135,450  * WorldCom, Inc. - WorldCom Group                                                    1,907,136          79
----------------------------------------------------------------------------------------------------------------------
                                                                                                 6,935,104         287
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS LIFE GROWTH FUND
December 31, 2001
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
 Shares or                                                                                                   For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Transportation--1.7%
    38,300  * EGL, Inc.                                                                           $534,285         $22
    67,000  * FedEx Corporation                                                                  3,475,960         144
----------------------------------------------------------------------------------------------------------------------
                                                                                                 4,010,245         166
----------------------------------------------------------------------------------------------------------------------
              Utilities--3.6%
    37,200    El Paso Corporation                                                                1,659,492          69
    42,700    Exelon Corporation                                                                 2,044,476          85
    98,700    FirstEnergy Corporation                                                            3,452,526         143
    28,400    FPL Group, Inc.                                                                    1,601,760          66
----------------------------------------------------------------------------------------------------------------------
                                                                                                 8,758,254         363
----------------------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $195,817,131)                                               237,259,567       9,829
----------------------------------------------------------------------------------------------------------------------
              REPURCHASE AGREEMENT--2.3%
    $5,600M   UBS Warburg, 1.69%, 1/2/02 (collateralized by
                U.S. Treasury Bonds, 7.875% due 2/15/21 valued
                at $5,790,320) (cost $5,600,000)                                                 5,600,000         232
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $201,417,131)                                       100.6%    242,859,567      10,061
Excess of Liabilities Over Other Assets                                                (.6)     (1,484,301)        (61)
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%   $241,375,266     $10,000
======================================================================================================================

* Non-income producing

See notes to financial statements



Portfolio Managers' Letter
FIRST INVESTORS LIFE HIGH YIELD FUND

Dear Investor:

For the year ended December 31, 2001, the Fund's return on a net asset value basis was -3.5%, compared to a return of 1.8% for its Lipper peer group. During the period, the Fund declared dividends from net investment income of $1.06 per share.

For 2001, the high yield market as measured by the Credit Suisse First Boston High Yield (CSFB HY) Index returned 5.8%. The CSFB HY Index outperformed ten-year Treasuries and, for the second year in a row, the equity market. However, the high yield market's return was not as good as other sectors of the bond market, such as investment grade bonds.

Essentially, the high yield market's performance was the result of a higher rate of defaults by bond issuers and a decline in the price of existing bonds. The price declines and defaults both stemmed from the fact that the U.S. economy slipped into a recession during the year. According to the National Bureau of Economic Research, a recession officially began in March of 2001.

High yield bonds' returns for 2001 were aided by a very strong January, as investors looked forward to an economic rebound later in the year. When a quick recovery failed to materialize, investors' confidence evaporated and the high yield market struggled through much of the first three quarters of 2001. The high yield market declined severely following the September 11th terrorist attacks, as market participants feared that the economy would be worse than they had originally anticipated. Much of that decline reversed in October, November and December as people became more confident of the long-term economic outlook. For the fourth quarter of 2001, high yield bonds provided the best returns by far in the bond market, as cash flow into high yield mutual funds increased.

The First Investors Life Series High Yield Fund performance lagged the market index and its peer group primarily because of defaults and severe price declines in the wake of the collapse of the telecommunications sector. Specifically, the Fund owned positions in XO Communications and Netia, both of which announced restructurings near the end of the year. Also hurting the Fund's performance were the defaults or near-defaults of some economically sensitive issuers, such as Huntsman Polymers and Exide Corp.


Portfolio Managers' Letter (continued)
FIRST INVESTORS LIFE HIGH YIELD FUND

On the positive side, recoveries by some earlier defaults, such as Carmike Cinemas, helped the Fund's performance, as did good security selection in the automotive, industrial and defense sectors. Examples of the Fund's good performers include Collins & Aikman, Columbus McKinnon and Allied Waste.

While the past year has been a difficult period for the U.S. economy and the high yield bond market, there are some early signs of a recovery that give us confidence that the economy is at or near its bottom and will recover in 2002. Although the near-term outlook remains uncertain, we have high hopes for a sustained economic recovery, as well as a rebound for the high yield market in the future. As always, the Fund will remain vigilant in its research, seeking out stable and improving credits, doing all it can to avoid defaults, and continuing to pursue value in the high yield marketplace.

Thank you for making the Life High Yield Fund part of your investment strategy. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ RICHARD T. BOURKE

Richard T. Bourke
Co-Portfolio Manager*

/s/ GREG MILLER

Greg Miller
Co-Portfolio Manager*

January 31, 2002

* Messrs. Bourke and Miller became the Fund's Co-Portfolio Managers on December 10, 2001.


Cumulative Performance Information
FIRST INVESTORS LIFE HIGH YIELD FUND

Comparison of change in value of $10,000 investment in the First
Investors Life High Yield Fund and the CS First Boston High Yield Index.

As of December 31, 2001

                       Life      CS First Boston
            High Yield Fund     High Yield Index
Dec-91              $10,000              $10,000
Dec-92               11,325               11,666
Dec-93               13,382               13,872
Dec-94               13,172               13,737
Dec-95               15,783               16,125
Dec-96               17,765               18,128
Dec-97               19,981               20,417
Dec-98               20,610               20,536
Dec-99               21,631               21,000
Dec-00               20,255               19,700
Dec-01               19,553               20,931

(INSET BOX IN CHART READS:)

                 Average Annual Total Return*
One Year                   (3.47%)
Five Years                  1.94%
Ten Years                   6.94%

  The graph compares a $10,000 investment in the First Investors Life High Yield Fund beginning 12/31/91 with a theoretical investment in the CS First Boston High Yield Index. The CS First Boston High Yield Index is designed to measure the performance of the high yield bond market as of 12/31/01. The Index consisted of 1,549 different issues, most of which are cash pay, but also included in the index are zero-coupon bonds, step bonds, payment-in-kind bonds and bonds in which are in default. As of 12/31/01, approximately 1.7% of the market value of the index was in default. The bonds included in the Index have an average life of 6.4 years, an average maturity of 7.1 years, an average duration of 4.1 years and an average coupon of 9.64%. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended
  12/31/01.

  The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The issuers of the high yield bonds, in which the Fund primarily invests, pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. CS First Boston High Yield Index figures are from CS First Boston Corporation and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS LIFE HIGH YIELD FUND
December 31, 2001
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              CORPORATE BONDS--88.1%
              Aerospace/Defense--.8%
      $400M   Alliant Techsystems, Inc., 8.5%, 2011                                               $418,000         $83
----------------------------------------------------------------------------------------------------------------------
              Automotive--3.8%
       550M   Accuride Corp., 9.25%, 2008                                                          294,250          58
     1,000M   Collins & Aikman Products Co., 11.5%, 2006                                           980,000         195
       250M   Dana Corp., 9%, 2011 +                                                               232,806          46
       150M   Exide Corp., 10%, 2005                                                                42,750           9
     1,000M   Special Devices, Inc., 11.375%, 2008                                                 357,500          71
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,907,306         379
----------------------------------------------------------------------------------------------------------------------
              Chemicals--3.5%
       600M   Huntsman Polymers Corp., 11.75%, 2004                                                114,000          23
       700M   Hydrochem Industrial Services, Inc.,
                10.375%, 2007                                                                      507,500         101
       350M   Lyondell Chemical Co., 9.5%, 2008 +                                                  348,250          69
       425M   Millennium America, Inc., 9.25%, 2008                                                435,625          86
       350M   Noveon, Inc., 11%, 2011                                                              369,250          73
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,774,625         352
----------------------------------------------------------------------------------------------------------------------
              Consumer Non-Durables--2.2%
       583M   Hines Horticulture, Inc., 12.75%, 2005                                               585,915         116
       500M   Playtex Products, Inc., 9.375%, 2011                                                 530,000         105
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,115,915         221
----------------------------------------------------------------------------------------------------------------------
              Electrical Equipment--1.6%
       750M   Amphenol Corp., 9.875%, 2007                                                         802,500         159
----------------------------------------------------------------------------------------------------------------------
              Energy--7.4%
       700M   Compagnie Generale de Geophysique,
                10.625%, 2007                                                                      717,500         142
       300M   Dresser, Inc., 9.375%, 2011                                                          307,500          61
       950M   Giant Industries, Inc., 9.75%, 2003                                                  935,750         186
       700M   Tesoro Petroleum Corp., 9.625%, 2008 +                                               729,750         145
     1,000M   Veritas DGC, Inc., 9.75%, 2003                                                     1,025,000         203
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,715,500         737
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Financial--.2%
      $275M   Finova Group, Inc., 7.5%, 2009                                                      $116,875         $23
----------------------------------------------------------------------------------------------------------------------
              Food/Drug--1.2%
       650M   Di Giorgio Corp., 10%, 2007                                                          627,250         124
----------------------------------------------------------------------------------------------------------------------
              Food/Tobacco--4.0%
     1,300M   Canandaigua Brands, Inc., 8.5%, 2009                                               1,313,000         261
       350M   Land O'Lakes, Inc., 8.75%, 2011 +                                                    339,500          67
       350M   Pilgrim's Pride Corp., 9.625%, 2011                                                  374,500          74
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,027,000         402
----------------------------------------------------------------------------------------------------------------------
              Forest Products/Containers--6.9%
     1,050M   Packaging Corp. of America, 9.625%, 2009                                           1,155,000         229
       325M   Potlatch Corp., 10%, 2011 +                                                          339,625          68
     1,000M   Riverwood International Corp., 10.25%, 2006                                        1,035,000         205
       500M   Stone Container Corp., 9.75%, 2011                                                   533,750         106
       400M   Tekni-Plex, Inc., 12.75%, 2010                                                       390,000          77
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,453,375         685
----------------------------------------------------------------------------------------------------------------------
              Gaming/Leisure--3.4%
     1,000M   Isle of Capri Casinos, Inc., 8.75%, 2009                                             967,500         192
       375M   Outboard Marine Corp., 10.75%, 2008 ++                                                   469          --
       700M   Park Place Entertainment Corp., 9.375%, 2007                                         733,250         146
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,701,219         338
----------------------------------------------------------------------------------------------------------------------
              Healthcare--6.3%
       175M   ALARIS Medical Systems, Inc.,
                11.625%, 2006 +                                                                    189,875          38
       700M   CONMED Corp., 9%, 2008                                                               717,500         143
              Fisher Scientific International, Inc.:
       500M     7.125%, 2005                                                                       495,000          98
       950M     9%, 2008                                                                           978,500         194
       600M   Genesis Health Ventures, Inc., 9.75%, 2005 ++                                         43,763           9
       350M   Insight Health Services Corp., 9.875%, 2011 +                                        364,000          72
       350M   Integrated Health Services, Inc., 9.5%, 2007 ++                                        9,625           2
       350M   Omnicare, Inc., 8.125%, 2011                                                         364,000          72
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,162,263         628
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS LIFE HIGH YIELD FUND
December 31, 2001
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Housing--1.4%
      $250M   Integrated Electrical Services, Inc., 9.375%, 2009                                  $222,500         $44
       500M   Nortek, Inc., 9.875%, 2011                                                           497,500          99
----------------------------------------------------------------------------------------------------------------------
                                                                                                   720,000         143
----------------------------------------------------------------------------------------------------------------------
              Information Technology--2.9%
       400M   ChipPac International, Ltd., 12.75%, 2009                                            370,000          74
       350M   Exodus Communications, Inc., 10.75%, 2009 ++                                          64,750          13
     1,000M   Iron Mountain, Inc., 8.25%, 2011                                                   1,025,000         203
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,459,750         290
----------------------------------------------------------------------------------------------------------------------
              Manufacturing--1.9%
       750M   Clark Material Handling, Inc., 10.75%, 2006 ++                                         3,825           1
     1,040M   Columbus McKinnon Corp., 8.5%, 2008                                                  972,400         193
----------------------------------------------------------------------------------------------------------------------
                                                                                                   976,225         194
----------------------------------------------------------------------------------------------------------------------
              Media-Broadcasting--3.8%
       350M   Nexstar Finance, LLC, 12%, 2008                                                      351,750          70
       700M   Sinclair Broadcasting Group, Inc., 10%, 2005                                         723,331         143
       350M   Sinclair Broadcasting Group, Inc., 8.75%, 2011 +                                     351,750          70
       500M   Young Broadcasting Corp., 10%, 2011                                                  467,500          93
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,894,331         376
----------------------------------------------------------------------------------------------------------------------
              Media-Cable TV--12.0%
       500M   Adelphia Communications Corp. - Class "A",
                10.25%, 2011                                                                       501,250         100
     1,000M   Charter Communications Holdings, LLC,
                10%, 2009                                                                        1,031,250         205
     1,100M   Diva Systems Corp., 0%--12.625%, 2008                                                181,500          36
       800M   Echostar DBS, 9.375%, 2009                                                           828,000         164
     1,000M   Mediacom LLC/Mediacom Capital Corp.,
                7.875%, 2011                                                                       968,750         192
       700M   NTL, Inc., 11.5%, 2008                                                               248,500          49
       500M   Quebecor Media, Inc., 11.125%, 2011                                                  536,250         106
     1,000M   Rogers Communications, Inc., 8.875%, 2007                                          1,020,000         202
       700M   Star Choice Communications, Inc., 13%, 2005                                          738,500         147
----------------------------------------------------------------------------------------------------------------------
                                                                                                 6,054,000       1,201
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Media-Diversified--5.5%
    $1,000M   Carmike Cinemas, Inc., 9.375%, 2009                                               $1,045,000        $207
     1,000M   Garden State Newspapers, Inc., 8.625%, 2011                                          980,000         195
       420M   Loews Cineplex Entertainment Corp.,
                8.875%, 2008 ++                                                                     36,225           7
     1,000M   MDC Communications Corp., 10.5%, 2006                                                735,000         146
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,796,225         555
----------------------------------------------------------------------------------------------------------------------
              Mining/Metals--1.8%
       900M   Commonwealth Aluminum Corp., 10.75%, 2006                                            900,000         179
----------------------------------------------------------------------------------------------------------------------
              Retail-General Merchandise--1.5%
       700M   Michael's Stores, Inc., 9.25%, 2009                                                  742,000         147
----------------------------------------------------------------------------------------------------------------------
              Services--5.4%
     1,150M   Allied Waste NA, Inc., 10%, 2009                                                   1,190,250         236
       500M   Encompass Services Corp., 10.5%, 2009 +                                              327,500          65
     1,250M   Kindercare Learning Centers, Inc., 9.5%, 2009                                      1,200,000         238
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,717,750         539
----------------------------------------------------------------------------------------------------------------------
              Telecommunications--4.5%
       950M   E. Spire Communications, Inc., 13%, 2005 ++                                          137,750          28
     1,000M   Global Crossing Holdings, Ltd., 9.5%, 2009                                           115,000          23
     1,000M   Level 3 Communications, Inc., 9.125%, 2008                                           475,000          94
     1,250M   Netia Holdings BV, 0%--11.25%, 2007                                                  206,250          41
     1,150M   Pac-West Telecommunications, Inc.,
                13.5%, 2009                                                                        362,250          72
     1,200M   RCN Corp., 0%--11%, 2008                                                             366,000          73
     1,500M   Viatel, Inc., 0%--12.50%, 2008 ++                                                      5,625           1
              Williams Communications Group, Inc.:
       500M     10.875%, 2009                                                                      207,500          41
       550M     11.875%, 2010                                                                      228,250          45
     1,400M   World Access, Inc., 13.25%, 2008 ++                                                   17,500           3
     1,000M   XO Communications, Inc., 9%, 2008 ++                                                 125,000          25
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,246,125         446
----------------------------------------------------------------------------------------------------------------------
              Utilities--1.6%
       500M   AES Drax Energy, Ltd., 11.5%, 2010                                                   337,500          67
       600M   Cathay International, Ltd., 13.5%, 2008 +                                            469,500          93
----------------------------------------------------------------------------------------------------------------------
                                                                                                   807,000         160
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS LIFE HIGH YIELD FUND
December 31, 2001
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
 Principal                                                                                                    For Each
    Amount                                                                                                  $10,000 of
 or Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Wireless Communications--4.5%
      $700M   Crown Castle International Corp., 9.375%, 2011                                      $645,750        $128
     1,000M   McCaw International, Ltd., 0%--13%, 2007                                              55,000          11
     1,050M   Nextel Communications, Inc., 0%--9.95%, 2008                                         724,500         144
       700M   Triton Communications, LLC, 0%--11%, 2008                                            637,000         126
       200M   Triton Communications, LLC, 8.75%, 2011 +                                            201,000          40
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,263,250         449
----------------------------------------------------------------------------------------------------------------------
Total Value of Corporate Bonds (cost $59,527,211)                                               44,398,484       8,810
----------------------------------------------------------------------------------------------------------------------
              CONVERTIBLE BONDS--1.5%
              Media-Diversified
     1,000M   Mail-Well I Corp., 8.75%, 2008 (cost $959,830)                                       785,000         156
----------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS--.7%
              Healthcare--.0%
     1,044  * Genesis Health Ventures, Inc.                                                         22,446           4
----------------------------------------------------------------------------------------------------------------------
              Media-Cable TV--.5%
     8,636  * Echostar Communications Corporation                                                  237,231          47
----------------------------------------------------------------------------------------------------------------------
              Media-Diversified--.2%
     1,000  * Medianews Group, Inc.                                                                 80,000          16
----------------------------------------------------------------------------------------------------------------------
              Telecommunications--.0%
     4,399  * World Access, Inc.                                                                         6          --
----------------------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $88,064)                                                        339,683          67
----------------------------------------------------------------------------------------------------------------------
              PREFERRED STOCKS--.2%
              Manufacturing--.2%
       470    Day International Group, Inc., 12.25%, PIK                                            99,947          20
----------------------------------------------------------------------------------------------------------------------
              Telecommunications--.0%
     5,263    Global Crossing Holdings, Ltd., 10.5%, PIK                                             6,578           1
----------------------------------------------------------------------------------------------------------------------
Total Value of Preferred Stocks (cost $912,183)                                                    106,525          21
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS LIFE HIGH YIELD FUND
December 31, 2001
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
Warrants or                                                                                                   For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              WARRANTS--.1%
              Healthcare--.0%
     1,752  * Genesis Health Ventures, Inc. (expiring 10/1/02) +                                    $9,242          $2
----------------------------------------------------------------------------------------------------------------------
              Media-Cable TV--.1%
     3,300  * Diva Systems Corporation (expiring 3/1/08) +                                              33          --
    16,212  * Star Choice Communications, Inc. (expiring12/15/05) +                                 42,557           8
----------------------------------------------------------------------------------------------------------------------
                                                                                                    42,590           8
----------------------------------------------------------------------------------------------------------------------
              Telecommunications--.0%
     1,500  * E. Spire Communications, Inc. (expiring 11/1/05) +                                        --          --
----------------------------------------------------------------------------------------------------------------------
              Wireless Communications--.0%
     1,000  * McCaw International, Ltd. (expiring 4/15/07) +                                            10          --
----------------------------------------------------------------------------------------------------------------------
Total Value of Warrants (cost $2,500)                                                               51,842          10
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT OBLIGATIONS--2.1%
    $1,000M   U.S. Treasury Notes, 6.125%, 2007
                (cost $1,064,849)                                                                1,076,251         214
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--4.4%
     1,450M   General Electric Capital Corp., 1.87%, 1/9/02                                      1,449,397         287
       750M   New York Times Co., Inc., 1.95%, 1/2/02                                              749,959         149
----------------------------------------------------------------------------------------------------------------------
Total Value of Short-Term Corporate Notes (cost $2,199,356)                                      2,199,356         436
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $64,753,993)                                         97.1%     48,957,141       9,714
Other Assets, Less Liabilities                                                         2.9       1,439,100         286
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $50,396,241     $10,000
======================================================================================================================

 * Non-income producing

 + See Note 5

++ In default as to principal and/or interest payment

See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND

Dear Investor:

For the year ended December 31, 2001, the Fund's return on a net asset value basis was -14.8%, compared to a return of -17.4% for its Lipper peer group. During the period, the Fund declared dividends from net investment income of 24 cents per share, and a capital gains distribution of $1.26 per share. While the Fund's return was disappointing on an absolute basis, its relative return was encouraging, as the Fund outperformed both its Lipper peer group and the MSCI AC World Free Index -15.8%.

With the bull market of the late 1990s fading from memory, equity investors suffered through another difficult year in 2001. From both a geographic and sector standpoint, there was no place to hide. With the exception of New Zealand, every major country index lost ground for the year and each of the broad economic sectors experienced negative returns.

For the first three quarters of 2001, a synchronized global downturn emerged, putting pressure on equity markets. In response, the Life International Securities Fund was positioned defensively as earnings disappointments flooded the market. Just prior to September 11th, we believed the bottom of the cycle was in sight and the fourth quarter would see an improvement in economic growth. However, the terrorist attacks shook consumer and business confidence and did further harm to the fragile economy. In the wake of the tragedy, market behavior and changes in our outlook caused us to reevaluate our positions and make adjustments. We began to see opportunities at the sector level and focused on leading companies with attractive valuations. At the margin, we trimmed our exposure to defensive sectors, which performed well immediately after the attack and added to select cyclical areas that were especially weak. We felt, in general, that the market adjusted very quickly to the altered outlook and, indeed, overreacted in some areas. The technology overweight implemented after the markets collapsed in the wake of the attacks proved to be a significant positive for the Fund. Additions in other cyclical areas in the fourth quarter, including consumer cyclicals and industrials, also helped returns. Our stock selection in the industrials and materials sectors was also strong, and our sector overweight in materials, which was based on the view that the market would start to anticipate a recovery, paid off handsomely. The biggest detractor at both the sector and security level was the telecommunications area. Both our telecom equipment stocks in the U.S. and our European telecom services names suffered as the negative news flow continued unabated. Throughout the year, the Fund had strong stock selection in Europe and the developed economies in Asia (excluding Japan), while North American stock selection was less constructive.

While the Fund added value by shifting to a more cyclical posture post-September 11th, these changes were deliberate and gradual. The Fund focused on adding value primarily through stock selection, rather than aggressive sector and country rotation. We consistently aimed for a core global portfolio, composed of quality, large-cap companies that will outperform the market, while controlling risk through country and sector diversification.


Although we have yet to see a definitive bottom in the global cycle, the economic outlook looks brighter now to us than it has in some time. The recovery will get a significant boost from several channels: interest rate cuts, tax cuts, fiscal spending and lower energy prices. This stimulus will help support a global rebound in 2002 -- albeit a mild one by historical standards as business and consumer confidence will be slow to rebound. We do not expect a sharp recovery in the economy, which has been typical following prior recessions, as the lingering effects of the late-1990s bubble will take additional time to work through. In addition, it is essential to remember that the war on terrorism is ongoing. The global coalition has so far enjoyed surprisingly good results. Realistically, though, the world must be prepared for a prolonged struggle.

In general, we don't expect major regional performance differences. However, in the near term we do favor the U.S. market, as it is ahead of Europe and Japan in the cycle and the economy looks to be slowly gaining traction. We are becoming more interested in Japan as the relative pace of decline in the economy is now slowing and negative sentiment from both domestic and foreign investors alike could be nearing a peak. The Japanese market is very sensitive to the economic cycle and should improve once the global economy turns in earnest. Europe and the U.K. will trail in a recovering economic environment. The U.K. market outperformed last year and its less cyclical posture, combined with the fact that the Bank of England is likely to be the first to tighten policy rates this year, is now making us less interested. From a sector perspective, we expect that cyclical sectors of the market, while no longer cheap, will continue to outperform modestly during at least the first half of the year. As such, we continue to be overweight in consumer cyclicals and materials and underweight in consumer staples and utilities.

Thank you for making the Life International Securities Fund part of your investment strategy. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ TROND SKRAMSTAD

Trond Skramstad
Portfolio Manager

January 31, 2002


Cumulative Performance Information
FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND

Comparison of change in value of $10,000 investment in the First
Investors Life International Securities Fund and the Morgan Stanley Capital International ("MSCI") All Country World Free Index.

As of December 31, 2001

         Life International     MSCI All Country
            Securities Fund     World Free Index
Dec-91              $10,000              $10,000
Dec-92                9,870                9,577
Dec-93               12,058               11,960
Dec-94               11,903               12,561
Dec-95               14,128               15,005
Dec-96               16,281               16,980
Dec-97               17,761               19,526
Dec-98               20,989               23,814
Dec-99               27,592               30,201
Dec-00               24,374               25,991
Dec-01               20,768               21,874

(INSET BOX IN CHART READS:)

                 Average Annual Total Return*
One Year                  (14.79%)
Five Years                  4.99%
Ten Years                   7.58%

  The graph compares a $10,000 investment in the First Investors Life International Securities Fund beginning 12/31/91 with a theoretical investment in the MSCI All Country World Free Index. The MSCI All Country World Free Index represents both the developed and the emerging markets. The Index includes 49 markets of which emerging markets represent approximately 4.68%. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended
  12/31/01.

  The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. MSCI All Country World Free Index figures are from Morgan Stanley & Co., Inc. and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND
December 31, 2001
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS--95.4%
              United States--31.4%
    13,650    Abbott Laboratories                                                                 $760,988         $78
    10,800  * Adelphia Communications Corporation - Class "A"                                      336,744          35
    11,800    Alcoa, Inc.                                                                          419,490          43
    11,600    American Home Products Corporation                                                   711,776          73
    13,970    American International Group, Inc.                                                 1,109,218         114
    16,200  * AOL Time Warner, Inc.                                                                520,020          54
     4,500    Arthur J. Gallagher & Company                                                        155,205          16
     5,500    Automatic Data Processing, Inc.                                                      323,950          33
    14,000    Bank One Corporation                                                                 546,700          56
     6,700    Beckman Coulter, Inc.                                                                296,810          31
     5,000    Becton, Dickinson & Company                                                          165,750          17
     7,500    Boeing Company                                                                       290,850          30
     3,900    Bowater, Inc.                                                                        186,030          19
     6,400    ChevronTexaco Corporation                                                            573,504          59
    33,300  * Cisco Systems, Inc.                                                                  603,063          62
    19,849    Citigroup, Inc.                                                                    1,001,978         103
     5,700  * Clear Channel Communications, Inc.                                                   290,187          30
     9,200    Coca-Cola Company                                                                    433,780          45
    10,600    CVS Corporation                                                                      313,760          32
    11,300  * Dell Computer Corporation                                                            307,134          32
     8,300    Dollar General Corporation                                                           123,670          13
     9,900    Dow Chemical Company                                                                 334,422          34
     5,300    Du Pont (E.I.) de Nemours & Company                                                  225,303          23
     6,300    El Paso Corporation                                                                  281,043          29
    16,600  * EMC Corporation                                                                      223,104          23
     6,200    EOG Resources, Inc.                                                                  242,482          25
     8,000    Exelon Corporation                                                                   383,040          39
    26,400    Exxon Mobil Corporation                                                            1,037,520         107
     5,600    FirstEnergy Corporation                                                              195,888          20
    11,400  * Foot Locker, Inc.                                                                    178,410          18
     7,700    Gannett Company, Inc.                                                                517,671          53
    31,200    General Electric Company                                                           1,250,496         129
     3,500  * Gilead Sciences, Inc.                                                                230,020          24
     9,100    Gillette Company                                                                     303,940          31
    13,650    Home Depot, Inc.                                                                     696,287          72
    20,640    Intel Corporation                                                                    649,128          67
     6,100    International Business Machines Corporation                                          737,856          76
     5,300  * International Rectifier Corporation                                                  184,864          19
     2,100    ITT Industries, Inc.                                                                 106,050          11
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND
December 31, 2001
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              United States (continued)
     6,900    J.P. Morgan Chase & Company                                                         $250,815         $26
     4,400    Johnson & Johnson                                                                    260,040          27
     7,800    Kimberly-Clark Corporation                                                           466,440          48
     4,600    Legg Mason, Inc.                                                                     229,908          24
    24,400  * Liberty Media Corporation - Class "A"                                                341,600          35
     3,100    M&T Bank Corporation                                                                 225,835          23
     6,600    Marsh & McLennan Companies, Inc.                                                     709,170          73
    10,500    Mattel, Inc.                                                                         180,600          19
     9,900    McDonald's Corporation                                                               262,053          27
     8,500    Merck & Company, Inc.                                                                499,800          52
     9,400    Merrill Lynch & Company, Inc.                                                        489,928          50
    17,100  * Microsoft Corporation                                                              1,133,217         117
    17,000  * Oracle Corporation                                                                   234,770          24
    11,200    PepsiCo, Inc.                                                                        545,328          56
    19,762    Pfizer, Inc.                                                                         787,516          81
    13,514    Pharmacia Corporation                                                                576,372          59
     4,300    PPL Corporation                                                                      149,855          15
    19,400    Qwest Communications International, Inc.                                             274,122          28
     3,800    R.J. Reynolds Tobacco Holdings, Inc.                                                 213,940          22
     6,300  * Rational Software Corporation                                                        122,850          13
     5,100    Rohm and Haas Company                                                                176,613          18
    13,780    SBC Communications, Inc.                                                             539,763          56
    18,330    Schlumberger, Ltd.                                                                 1,007,234         104
    21,600  * Solectron Corporation                                                                243,648          25
     8,950    State Street Corporation                                                             467,638          48
     4,100  * Sungard Data Systems, Inc.                                                           118,613          12
     1,600  * Teradyne, Inc.                                                                        48,224           5
     8,300    Texas Instruments, Inc.                                                              232,400          24
    17,200    U.S. Bancorp                                                                         359,996          37
     4,500    UnionBanCal Corporation                                                              171,000          18
     6,400  * VeriSign, Inc.                                                                       243,456          25
    16,000    Wal-Mart Stores, Inc.                                                                920,800          95
     1,700  * Waters Corporation                                                                    65,875           7
     6,200    Wells Fargo & Company                                                                269,390          28
    28,075  * WorldCom, Inc. - WorldCom Group                                                      395,296          41
----------------------------------------------------------------------------------------------------------------------
                                                                                                30,462,236       3,137
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              United Kingdom--13.9%
    34,200    AstraZeneca PLC                                                                   $1,542,020        $159
    14,500    AstraZeneca PLC (ADR)                                                                675,700          70
   168,100    BAE Systems PLC                                                                      757,200          78
   166,700    Billiton PLC                                                                         846,727          87
   100,900    BP PLC                                                                               784,178          81
    90,955    British Airways PLC                                                                  258,133          27
     2,200    British Airways PLC (ADR)                                                             63,140           6
    87,123  * BT Group PLC                                                                         320,801          33
   109,100    Cable & Wireless PLC                                                                 524,782          54
    60,300    Compass Group PLC                                                                    451,967          47
     6,155    GlaxoSmithKline PLC                                                                  154,346          16
    10,807    GlaxoSmithKline PLC (ADR)                                                            538,405          55
   159,065    Granada PLC                                                                          332,207          34
   252,900    Invensys PLC                                                                         438,924          45
   189,100    Marks & Spencer PLC                                                                  993,530         102
    87,123  * mm02 PLC                                                                             109,681          11
    38,400    Pearson PLC                                                                          442,069          46
    35,300    Reckitt Benckiser PLC                                                                513,756          53
   198,521    Rentokil Initial PLC                                                                 797,440          82
    44,900    Royal Bank of Scotland Group PLC                                                   1,092,610         113
    37,300    Standard Chartered PLC                                                               445,149          46
   548,825    Vodafone Group PLC                                                                 1,435,771         148
----------------------------------------------------------------------------------------------------------------------
                                                                                                13,518,536       1,393
----------------------------------------------------------------------------------------------------------------------
              Japan--8.8%
    50,000    Asahi Glass Company, Ltd.                                                            295,666          30
    26,000    Banyu Pharmaceutical Company, Ltd.                                                   386,846          40
    14,000    Eisai Company, Ltd.                                                                  348,237          36
    16,000    Fuji Photo Film Company, Ltd.                                                        571,341          59
    13,000    Fujisawa Pharmaceutical Company, Ltd.                                                299,557          31
     8,000    Hoya Corporation                                                                     477,949          49
     9,100    Murata Manufacturing Company, Ltd.                                                   545,750          56
    43,000    NEC Corporation                                                                      438,662          45
    99,000    Nikko Cordial Corporation                                                            441,897          46
     3,800    Nintendo Company, Ltd.                                                               665,420          69
        60    Nippon Telegraph & Telephone Corporation                                             195,483          20
        29    NTT Docomo, Inc.                                                                     340,760          35
     7,700    Promise Company, Ltd.                                                                416,550          43
     3,200    Rohm Company, Ltd.                                                                   415,321          43
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND
December 31, 2001
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Japan (continued)
     9,000    Secom Company, Ltd.                                                                 $451,854         $47
       350  * SKY Perfect Communications, Inc.                                                     323,134          33
    14,700    Sony Corporation                                                                     671,853          69
    51,000    Sumitomo Mitsui Banking Corporation                                                  215,970          22
    30,000    Toyota Motor Corporation                                                             759,957          78
       115  * UFJ Holdings, Inc.                                                                   253,586          26
----------------------------------------------------------------------------------------------------------------------
                                                                                                 8,515,793         877
----------------------------------------------------------------------------------------------------------------------
              France--7.9%
    18,686    Aventis SA                                                                         1,326,882         137
    27,780    AXA-Uap                                                                              580,538          60
    13,299    BNP Paribas SA                                                                     1,190,064         123
    12,400    Carrefour SA                                                                         644,792          66
     6,300    Groupe Danone                                                                        768,504          79
     6,000    L'Oreal SA                                                                           432,200          44
    46,000  * Orange SA                                                                            416,957          43
     5,841    Total Fina Elf SA - Class "B"                                                        834,213          86
    11,700    Total Fina Elf SA (ADR)                                                              821,808          85
    11,956    Vivendi Universal SA                                                                 654,706          67
----------------------------------------------------------------------------------------------------------------------
                                                                                                 7,670,664         790
----------------------------------------------------------------------------------------------------------------------
              Germany--5.4%
    11,145    Adidas-Salomon AG                                                                    828,613          85
    16,700    Bayer AG                                                                             530,848          55
    33,500    Bayerische Hypo-und Vereinsbank AG                                                 1,018,640         105
    18,200    Deutsche Telekom AG                                                                  314,382          33
    14,900    Deutsche Telekom AG (ADR)                                                            251,810          26
     8,000    E.ON AG                                                                              415,995          43
     2,100    SAP AG                                                                               275,259          28
     7,400    SAP AG (ADR)                                                                         236,282          24
     8,701    Siemens AG                                                                           579,891          60
    51,200    ThyssenKrupp AG                                                                      749,931          77
----------------------------------------------------------------------------------------------------------------------
                                                                                                 5,201,651         536
----------------------------------------------------------------------------------------------------------------------
              Netherlands--5.0%
    30,100    Aegon NV                                                                             814,752          84
    20,200    Akzo Nobel NV                                                                        902,002          93
    12,349    Heineken NV                                                                          468,300          48
         9  * Koninklijke KPN NV (ADR)                                                                  46          --
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Netherlands (continued)
    57,891  * Koninklijke Philips Electronics NV                                                  $294,329         $30
    14,100    Royal Dutch Petroleum Company                                                        714,359          74
     3,900    Royal Dutch Petroleum Company (ADR)                                                  191,178          20
    28,100    Royal Philips Electronics NV                                                         835,176          86
    30,900    TPG NV                                                                               668,575          69
----------------------------------------------------------------------------------------------------------------------
                                                                                                 4,888,717         504
----------------------------------------------------------------------------------------------------------------------
              South Korea--3.4%
    46,270    Korea Electric Power Corporation                                                     764,415          79
     2,900    Korea Electric Power Corporation (ADR)                                                26,535           3
    33,500    Korea Telecom Corporation (ADR)                                                      681,055          70
     6,870    Pohang Iron & Steel Company, Ltd.                                                    638,097          66
     3,770    Samsung Electronics                                                                  800,784          82
     1,990    SK Telecom Company, Ltd.                                                             406,030          42
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,316,916         342
----------------------------------------------------------------------------------------------------------------------
              Switzerland--2.9%
     7,500  * Converium Holding AG (ADR)                                                           183,000          19
    18,132  * Credit Suisse Group                                                                  773,201          80
     3,230    Nestle SA                                                                            688,683          71
     8,000    Roche Holding AG - Genusscheine                                                      570,981          59
       727    Serono SA - Class "B"                                                                634,477          65
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,850,342         294
----------------------------------------------------------------------------------------------------------------------
              Spain--2.9%
    51,428    Amadeus Global Travel Distribution SA                                                296,729          31
    11,592    Banco Popular Espanol SA                                                             380,658          39
    41,000    Endesa SA                                                                            641,417          66
    18,000    Endesa SA (ADR)                                                                      282,060          29
    22,900    Iberdrola SA                                                                         298,104          31
    23,500  * Industria de Diseno Textil SA                                                        447,991          46
    11,000  * Telefonica SA                                                                        147,210          15
     8,884    Telefonica SA (ADR)                                                                  356,071          37
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,850,240         294
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND
December 31, 2001
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Sweden--2.4%
    23,250    ForeningsSparbanken AB                                                              $288,140         $30
    48,600    Gambro AB - Class "A"                                                                303,469          31
    29,240    Hennes & Mauritz AB - Class "B"                                                      604,887          62
    52,900    Investor AB - Class "B"                                                              577,428          59
   104,560    Telefonaktiebolaget LM Ericsson AB - Class "B"                                       568,169          59
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,342,093         241
----------------------------------------------------------------------------------------------------------------------
              Finland--1.8%
    60,741    Nokia OYJ                                                                          1,566,266         161
     6,000    Upm-Kymmene Corporation                                                              199,004          21
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,765,270         182
----------------------------------------------------------------------------------------------------------------------
              Ireland--1.4%
    55,436    Allied Irish Banks PLC                                                               641,683          66
    58,800    Jefferson Smurfit Group PLC                                                          128,271          13
    95,482  * Ryanair Holdings PLC                                                                 587,820          61
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,357,774         140
----------------------------------------------------------------------------------------------------------------------
              Italy--1.3%
    45,700    Alleanza Assicurazioni SpA                                                           502,537          52
   156,410    Banca Monte dei Paschi di Siena SpA                                                  389,949          40
    51,000  * Mediaset SpA                                                                         372,819          38
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,265,305         130
----------------------------------------------------------------------------------------------------------------------
              Hong Kong--1.3%
   610,000  * Aluminum Corporation of China, Ltd.                                                  106,388          11
    39,000    Cheung Kong Holdings, Ltd.                                                           405,109          42
    89,000    Sun Hung Kai Properties, Ltd.                                                        719,040          74
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,230,537         127
----------------------------------------------------------------------------------------------------------------------
              Australia--1.0%
    60,856    Brambles Industries, Ltd.                                                            323,983          33
    83,887    News Corporation, Ltd.                                                               670,836          69
----------------------------------------------------------------------------------------------------------------------
                                                                                                   994,819         102
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
 Shares or                                                                                                   For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Singapore--1.0%
   102,000    DBS Group Holdings, Ltd.                                                            $762,307         $79
     7,800  * Flextronics International, Ltd.                                                      187,122          19
----------------------------------------------------------------------------------------------------------------------
                                                                                                   949,429          98
----------------------------------------------------------------------------------------------------------------------
              Belgium--1.0%
    35,800    Fortis (NL) NV                                                                       929,195          96
----------------------------------------------------------------------------------------------------------------------
              Canada--.7%
    28,300    Abitibi-Consolidated, Inc.                                                           205,651          21
    13,500    Alcan, Inc.                                                                          487,126          50
----------------------------------------------------------------------------------------------------------------------
                                                                                                   692,777          71
----------------------------------------------------------------------------------------------------------------------
              China--.6%
   131,500  * China Mobile, Ltd.                                                                   462,903          47
     6,000  * China Mobile, Ltd. (ADR)                                                             104,880          11
----------------------------------------------------------------------------------------------------------------------
                                                                                                   567,783          58
----------------------------------------------------------------------------------------------------------------------
              Bermuda--.6%
     9,200    Tyco International, Ltd.                                                             541,880          56
----------------------------------------------------------------------------------------------------------------------
              South Africa--.5%
    11,200    AngloGold, Ltd.                                                                      517,338          53
----------------------------------------------------------------------------------------------------------------------
              Brazil--.2%
     8,400    Petroleo Brasileiro SA (ADR)                                                         195,720          20
----------------------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $83,809,330)                                                 92,625,015       9,541
----------------------------------------------------------------------------------------------------------------------
              PREFERRED STOCKS--.0%
              Brazil--.0%
     5,000  * Vale Do Rio Doce - Class "B" (cost $0)                                                    --          --
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT OBLIGATIONS--.3%
              U.S. Treasury Bills: +
      $110M     2.24%, 1/10/02                                                                     109,961          12
        50M     1.779%, 2/7/02                                                                      49,920           5
       100M     1.83%, 2/28/02                                                                      99,737          10
----------------------------------------------------------------------------------------------------------------------
Total Value of U.S. Government Obligations (cost $259,618)                                         259,618          27
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND
December 31, 2001
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              FOREIGN GOVERNMENT AND AGENCY SECURITIES--4.2%
              Germany--3.2%
 Euro 3,475M  Bundesobligation, 4.5%, 3/15/02                                                   $3,105,070        $320
----------------------------------------------------------------------------------------------------------------------
              Italy--1.0%
 Euro 1,070M  Buoni Ordinari Del Tes, Zero Coupon, 3/28/02                                         945,868          97
----------------------------------------------------------------------------------------------------------------------
Total Value of Foreign Government and
  Agency Securities (cost $4,071,520)                                                            4,050,938         417
----------------------------------------------------------------------------------------------------------------------
              REPURCHASE AGREEMENT--.2%
      $204M   BNP Paribas, 1.67%, 1/2/02, (collateralized by
              U.S. Treasury Bonds, 6.625%, due 2/15/27, valued
                at $210,611) (cost $204,000)                                                       204,000          21
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $88,344,468)                                        100.1%     97,139,571      10,006
Excess of Liabilities Over Other Assets                                                (.1)        (62,651)         (6)
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $97,076,920     $10,000
======================================================================================================================

* Non-income producing

+ See Note 6

See notes to financial statements




Sector diversification of the portfolio was as follows:
---------------------------------------------------------------------
                                             Percentage
Sector                                       of Net Assets      Value
---------------------------------------------------------------------

Pharmaceuticals & Biotechnology                 10.6%     $10,303,963
Banks                                           10.2        9,954,073
Technology Hardware & Equipment                  8.0        7,817,370
Telecommunication Services                       7.8        7,572,132
Materials                                        6.9        6,653,241
Energy                                           6.6        6,402,196
Media                                            4.9        4,801,993
Capital Goods                                    4.4        4,260,957
Insurance                                        4.2        4,054,420
Retailing                                        4.1        3,965,575
Diversified Financials                           4.0        3,876,142
Consumer Durables & Apparel                      3.9        3,753,003
Utilities                                        3.5        3,438,352
Food/Beverage/Tobacco                            3.2        3,118,535
Software & Services                              2.4        2,364,447
Commercial Services & Supplies                   2.3        2,193,956
Household & Personal Products                    1.8        1,716,336
Transportation                                   1.6        1,577,668
Health Care Equipment & Services                 1.3        1,243,978
Real Estate                                      1.2        1,124,149
Food & Drug Retailing                            1.0          958,552
Automobiles & Components                          .8          759,957
Hotels/Restaurants & Leisure                      .7          714,020
U.S. Government Obligations                       .3          259,618
Foreign Government and Agency Securities         4.2        4,050,938
Repurchase Agreement                              .2          204,000
---------------------------------------------------------------------
Total Value of Investments                     100.1       97,139,571
Excess of Liabilities Over Other Assets          (.1)         (62,651)
---------------------------------------------------------------------
Net Assets                                     100.0%     $97,076,920
=====================================================================


See notes to financial statements


Portfolio Manager's Letter
FIRST INVESTORS LIFE INVESTMENT GRADE FUND

Dear Investor:

For the year ended December 31, 2001, the Fund's return on a net asset value basis was 7.9%, compared with an average return of 7.4% from its Lipper peer group. During the period, the Fund declared dividends from net investment income of 73 cents per share.

The Fund's results were supported by the generally strong performance of the investment grade bond market during 2002, which benefited from high yields on investment grade corporate bonds relative to those of U.S. Treasury securities (particularly at the beginning of the year), and the general decline in interest rates.

The first two quarters of 2001 were marked by interest rate cuts by the Federal Reserve (the "Fed") and substantial corporate bond issuance. The Fed's stated objective of sustaining economic growth was followed with convincing actions -- 11 successive interest rate cuts for the year. This decisive, aggressive approach convinced bond investors that the Fed was serious about supporting the economy. Fixed income investors (at the margin) chose to buy "spread bonds" (e.g., corporate bonds) which had become very cheap, selling "riskless" bonds (e.g., Treasuries) in order to fund those purchases. Numerous corporations took advantage of the low interest rate environment (i.e., the lower cost of capital) by bringing many new bond issues to the market. In fact, by midyear, year-to-date issuance almost equaled total issuance for all of 2000. In turn, the heavy issuance was met by growing demand for bonds as investors sought to diversify their portfolios. The performance of corporate bonds during this period benefited from an unusual combination of factors: a Treasury rally and a dramatic decline in the "spread" between the yields of investment grade bonds and the yields of Treasuries. The bond market exhibited several bull market characteristics during this time: performance was inversely correlated with ratings (lower-rated bonds outperformed higher-rated bonds), longer durations outperformed intermediate and short durations, and several cyclical sectors did well despite slowing manufacturing activity.

The third quarter of 2001 was a period of transition. Expectations of a "V shaped" (quick) recovery gave way to graver concerns about the economy. The Fed continued its aggressive easing, yet the equity market softened, reflecting concern about the economy and valuations. After a string of unusually strong years, corporate capital investment declined, which left consumers as the only sector resilient enough to offer the hope of preventing a recession. As such, housing and automotive sectors remained strong, but other sectors slowed. During the summer, debate grew over whether or not the U.S. had entered a recession, but for the corporate bond market, the period of dramatic spread tightening ended.

Post-September 11th, the recession question had a definitive answer-- yes, it had arrived. Following the tragic events, not many statistics were needed to explain the economy's direction. Some industries were harmed immediately and dramatically (e.g., airlines, travel) while others were expected to be affected over time (e.g., cyclicals, media, advertising).


The fourth quarter was extremely volatile for the bond market. Downbeat October economic news projected negative earnings expectations and a weakening economy. The announcement of the end of the 30-year Treasury bond caused a huge rally in long-term Treasury bonds as their yields declined in anticipation of scarcity. However, for corporate bonds, this positive move was partly offset as the yield differential between investment grade corporate bonds and Treasuries widened due to evidence of a weakening economy. Markets were surprised in mid-November by reports of unexpectedly strong October retail sales, which led many investors to replace their gloomy outlooks with expectations for growth. In November, interest rates, especially for bonds with intermediate to long maturities, reversed course and rose sharply. Yet investors reached for corporate bonds in anticipation of a near-term economic recovery. Several sectors, such as automotive, retail and telecommunications, outperformed to reflect the sudden sentiment change. However, several sectors, such as utilities, gas pipelines, and diversified utilities, were affected by the Enron collapse. As the year ended, the markets experienced a continuation of the economic recovery theme. Interest rates inched up, the yield curve steepened and the yield spread between investment grade corporate bonds and Treasuries continued to grind tighter.

The year's excellent performance in the investment grade bond market actually began at a time when prospects for high quality corporate bonds were questioned because of concerns about a slowing economy. Bonds were exceptionally cheap as a result. This experience shows how a diversified investment strategy needs to look beyond recent historical results to be positioned properly for a changing environment. Indeed, some of the year's best performing bonds within the Fund were not necessarily the companies and sectors favored by conventional wisdom as 2001 began. After overcoming the challenges of the year just ended, the economy has begun to show evidence of growth. While investors have begun to notice this, we believe that the expected recovery is not yet fully reflected in market valuations.

Thank you for making the Life Investment Grade Fund part of your investment strategy. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ GEORGE V. GANTER

George V. Ganter
Co-Portfolio Manager

/s/ CLARK D. WAGNER

Clark D. Wagner
Director of Fixed Income
  and Co-Portfolio Manager

January 31, 2002


Cumulative Performance Information
FIRST INVESTORS LIFE INVESTMENT GRADE FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Investment Grade Fund and the Lehman Brothers U.S. Credit
Index.

As of December 31, 2001

                       Life      Lehman Brothers
                 Investment          U.S. Credit
                 Grade Fund                Index
Jan-92              $10,000              $10,000
Dec-92               10,879               10,869
Dec-93               12,056               12,190
Dec-94               11,630               11,711
Dec-95               13,920               14,316
Dec-96               14,316               14,786
Dec-97               15,720               16,298
Dec-98               17,159               17,695
Dec-99               16,724               17,348
Dec-00               18,315               18,923
Dec-01               19,754               20,874

(INSET BOX IN CHART READS:)

                 Average Annual Total Return*
One Year                    7.86%
Five Years                  6.65%
Since Inception
(1/7/92)                    7.05%

  The graph compares a $10,000 investment in the First Investors Life Investment Grade Fund beginning 1/7/92 (inception date) with a theoretical investment in the Lehman Brothers U.S. Credit Index. The Lehman Brothers U.S. Credit Index includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, S.E.C.-registered corporate debt. All issues have at least one year to maturity and an outstanding par value of at least $150 million. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

  * The Average Annual Total Return figures are for the periods ended 12/31/01. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Return for One Year, Five Years and Since Inception would have been 7.71%, 6.51% and 6.84%, respectively.

  The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers U.S. Credit Index figures are from Lehman Brothers, Inc. and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS LIFE INVESTMENT GRADE FUND
December 31, 2001
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              CORPORATE BONDS--88.3%
              Aerospace/Defense--2.3%
      $300M   Honeywell International, Inc., 6.875%, 2005                                         $317,156        $114
       300M   Precision Castparts Corp., 8.75%, 2005                                               323,321         116
----------------------------------------------------------------------------------------------------------------------
                                                                                                   640,477         230
----------------------------------------------------------------------------------------------------------------------
              Automotive--4.8%
       350M   DaimlerChrysler NA Holdings Corp., 8%, 2010                                          367,479         132
       200M   Goodyear Tire & Rubber Co., 8.5%, 2007                                               201,400          72
       200M   Lear Corp., 7.96%, 2005                                                              202,973          73
       270M   Navistar International Corp., 8%, 2008                                               263,250          94
       300M   Visteon Corp., 8.25%, 2010                                                           311,005         111
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,346,107         482
----------------------------------------------------------------------------------------------------------------------
              Chemicals--3.0%
       250M   Du Pont (E.I.) de Nemours & Co., 8.125%, 2004                                        274,192          98
       300M   Lubrizol Corp., 7.25%, 2025                                                          286,763         103
       270M   PPG Industries, Inc., 7.4%, 2019                                                     276,745          99
----------------------------------------------------------------------------------------------------------------------
                                                                                                   837,700         300
----------------------------------------------------------------------------------------------------------------------
              Communication Services--.5%
       275M   MetroNet Communications Corp.,
                0%--9.95%, 2008                                                                    138,733          50
----------------------------------------------------------------------------------------------------------------------
              Energy--5.1%
       315M   Baroid Corp., 8%, 2003                                                               312,339         112
       250M   Phillips Petroleum Co., 7.2%, 2023                                                   246,371          88
       300M   Repsol International Finance, 7.45%, 2005                                            316,099         113
       100M   Sunoco, Inc., 9.375%, 2016                                                           111,211          40
       200M   Texaco Capital, Inc., 8.25%, 2006                                                    226,722          81
       200M   Veritas DGC, Inc., 9.75%, 2003                                                       205,000          73
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,417,742         507
----------------------------------------------------------------------------------------------------------------------
              Financial--4.2%
       250M   Ford Motor Credit Co., 7.5%, 2005                                                    258,969          93
       100M   Ford Motor Credit Co., 9.03%, 2009                                                   107,408          38
       300M   General Electric Capital Corp., 7.875%, 2006                                         338,441         121
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS LIFE INVESTMENT GRADE FUND
December 31, 2001
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Financial (continued)
      $144M   General Electric Capital Corp., 8.5%, 2008                                          $166,613         $60
       300M   General Motors Acceptance Corp., 7.75%, 2010                                         308,837         111
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,180,268         423
----------------------------------------------------------------------------------------------------------------------
              Financial Services--12.3%
       225M   Aetna, Inc., 7.875%, 2011                                                            221,953          80
       250M   Bank of America Corp., 7.8%, 2010                                                    273,832          98
       300M   Bank One Corp., 7.875%, 2010                                                         330,856         119
       125M   BB&T Corp., 6.375%, 2005                                                             128,476          46
       200M   BB&T Corp., 6.5%, 2011                                                               202,329          73
       300M   Chase Manhattan Corp., 7.875%, 2010                                                  331,339         119
       200M   Citicorp, 8%, 2003                                                                   211,128          76
       200M   First Union Corp., 7.7%, 2005                                                        216,622          78
       300M   Fleet Capital Trust II, 7.92%, 2026                                                  297,654         107
       225M   Huntington National Bank, 8%, 2010                                                   240,725          86
       200M   Manufacturers & Traders Trust Co., 8%, 2010                                          218,892          78
       100M   Old National Bank, 6.75%, 2011                                                        96,642          34
       250M   Republic NY Corp., 7.75%, 2009                                                       271,501          97
       350M   Washington Mutual, Inc., 8.25%, 2010                                                 388,024         139
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,429,973       1,230
----------------------------------------------------------------------------------------------------------------------
              Food/Drug--3.4%
       400M   Delhaize America, Inc., 8.125%, 2011                                                 439,767         158
       300M   Kroger Co., 7%, 2018                                                                 298,756         107
       195M   Safeway, Inc., 7.25%, 2004                                                           207,551          74
----------------------------------------------------------------------------------------------------------------------
                                                                                                   946,074         339
----------------------------------------------------------------------------------------------------------------------
              Food/Beverage/Tobacco--4.6%
       250M   Anheuser-Busch Cos., Inc., 7%, 2005                                                  259,415          93
       250M   Coca-Cola Enterprises, Inc., 7.125%, 2009                                            268,166          96
       300M   Hershey Foods Corp., 6.7%, 2005                                                      323,872         116
       420M   Pepsi Bottling Group, Inc., 7%, 2029                                                 443,919         159
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,295,372         464
----------------------------------------------------------------------------------------------------------------------
              Forest Products/Container--1.2%
       300M   International Paper Co., 8.125%, 2005                                                324,560         116
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Gaming/Leisure--.9%
      $250M   MGM Grand, Inc., 8.5%, 2010                                                         $255,880         $92
----------------------------------------------------------------------------------------------------------------------
              Healthcare--.8%
       225M   Columbia Healthcare, 7.5%, 2023                                                      213,458          77
----------------------------------------------------------------------------------------------------------------------
              Manufacturing--.8%
       200M   United Technologies Corp., 7.125%, 2010                                              214,490          77
----------------------------------------------------------------------------------------------------------------------
              Media-Broadcasting--3.8%
       400M   Comcast Cable Communications, Inc.,
                8.375%, 2007                                                                       441,516         158
       330M   Cox Enterprises, Inc., 8%, 2007 +                                                    355,254         127
       300M   PanAmSat Corp., 6.375%, 2008                                                         255,532          92
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,052,302         377
----------------------------------------------------------------------------------------------------------------------
              Media-Diversified--4.8%
       300M   New York Times Co., Inc., 7.625%, 2005                                               327,180         117
       250M   News America Holdings, Inc., 8.5%, 2005                                              268,149          96
       200M   Time Warner, Inc., 6.875%, 2018                                                      195,654          70
       225M   Viacom, Inc., 7.75%, 2005                                                            242,792          87
       300M   Walt Disney Co., 7.3%, 2005                                                          315,347         113
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,349,122         483
----------------------------------------------------------------------------------------------------------------------
              Metals/Mining--2.3%
       300M   Hanson PLC, 7.875%, 2010                                                             323,957         116
       300M   Thiokol Corp., 6.625%, 2008                                                          307,869         111
----------------------------------------------------------------------------------------------------------------------
                                                                                                   631,826         227
----------------------------------------------------------------------------------------------------------------------
              Real Estate--4.1%
       300M   Avalonbay Communities, Inc., 7.5%, 2010                                              313,626         112
       200M   EOP Operating LP, 8.1%, 2010                                                         215,517          78
       300M   Mack-Cali Realty LP, 7.75%, 2011                                                     307,485         110
       300M   Simon Property Group, Inc., 7.875%, 2016 +                                           309,650         111
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,146,278         411
----------------------------------------------------------------------------------------------------------------------
              Retail - General Merchandise--4.6%
       300M   Federated Department Stores, Inc., 7.45%, 2017                                       306,865         110
       200M   RadioShack Corp., 7.375%, 2011                                                       201,460          73
       250M   Target Corp., 7.5%, 2010                                                             276,362          99
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS LIFE INVESTMENT GRADE FUND
December 31, 2001
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Retail - General Merchandise (continued)
      $300M   Wal-Mart Stores, Inc., 8%, 2006                                                     $338,542        $121
       145M   Wal-Mart Stores, Inc., 8.5%, 2024                                                    162,051          58
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,285,280         461
----------------------------------------------------------------------------------------------------------------------
              Services--1.9%
       250M   Allied Waste NA, Inc., 8.875%, 2008                                                  258,750          93
       250M   ERAC USA Finance Enterprise, 9.125%, 2004                                            270,354          97
----------------------------------------------------------------------------------------------------------------------
                                                                                                   529,104         190
----------------------------------------------------------------------------------------------------------------------
              Telecommunications--8.8%
       450M   Deutsche Telekom AG, 8%, 2010                                                        493,240         177
       275M   Global Crossing Holdings, Ltd., 9.125%, 2006                                          33,000          12
       600M   GTE Corp., 7.9%, 2027                                                                623,914         224
       100M   Pacific Bell Telephone Co., 7%, 2004                                                 106,717          38
       350M   Qwest Capital Funding, Inc., 7.9%, 2010                                              356,620         128
       275M   Sprint Capital Corp., 6.375%, 2009                                                   269,109          96
       250M   Vodafone AirTouch PLC, 7.75%, 2010                                                   274,992          99
       275M   WorldCom, Inc. - WorldCom Group,
                8.25%, 2010                                                                        296,175         106
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,453,767         880
----------------------------------------------------------------------------------------------------------------------
              Transportation--6.4%
       275M   Burlington Northern Santa Fe Corp.,
                7.875%, 2007                                                                       302,095         108
       175M   Burlington Northern Santa Fe Corp.,
                7.125%, 2010                                                                       183,939          66
       300M   Canadian National Railway Co., 6.45%, 2006                                           309,493         111
       247M   Continental Airlines, Inc., 8.388%, 2020                                             210,317          76
       300M   Norfolk Southern Corp., 7.35%, 2007                                                  321,832         115
       177M   NWA Trust, 10.23%, 2012                                                              146,193          53
       297M   U.S. Air, Inc., 7.89%, 2019                                                          301,956         108
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,775,825         637
----------------------------------------------------------------------------------------------------------------------
              Utilities--7.7%
       300M   Columbia Energy Group, 6.8%, 2005                                                    311,545         112
       265M   Consumers Energy Co., 6.375%, 2008                                                   256,488          92
       200M   DPL, Inc., 6.875%, 2011 +                                                            195,983          70
       350M   El Paso Corp., 7.375%, 2012                                                          351,541         126
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Utilities (continued)
      $209M   Niagara Mohawk Holdings, Inc., 7.625%, 2005                                         $221,744         $79
       275M   Northwestern Public Service Co., 7.1%, 2005                                          291,178         104
       250M   PP&L Capital Funding, Inc., 8.375%, 2007                                             271,286          98
       225M   PSI Energy, Inc., 8.85%, 2022                                                        263,973          95
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,163,738         776
----------------------------------------------------------------------------------------------------------------------
Total Value of Corporate Bonds (cost $24,291,847)                                               24,628,076       8,829
----------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--1.2%
              Housing
       335M   Virginia State Housing Dev. Auth., 6.51%, 2019
                (cost $290,383)                                                                    326,206         117
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT OBLIGATIONS--5.9%
       500M   U.S. Treasury Notes, 7.875%, 2004                                                    556,114         199
     1,000M   U.S. Treasury Notes, 6.625%, 2007                                                  1,099,454         395
----------------------------------------------------------------------------------------------------------------------
Total Value of U.S. Government Obligations (cost $1,535,797)                                     1,655,568         594
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--1.8%
       500M   New York Times Co., Inc., 1.95%, 1/2/2002
                (cost $499,973)                                                                    499,973         179
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $26,618,000)                                         97.2%     27,109,823       9,719
Other Assets, Less Liabilities                                                         2.8         783,842         281
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $27,893,665     $10,000
======================================================================================================================

+ See note 5

See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS LIFE TARGET MATURITY 2007 FUND
FIRST INVESTORS LIFE TARGET MATURITY 2010 FUND
FIRST INVESTORS LIFE TARGET MATURITY 2015 FUND

Dear Investor:

For the year ended December 31, 2001, the Funds' returns on a net asset value basis were 7.8% for Target Maturity 2007, 5.2% for Target Maturity 2010 and 0.9% for Target Maturity 2015. During the period, Target Maturity 2007, Target Maturity 2010 and Target Maturity 2015 declared dividends from net investment income of 68, 64 and 39 cents per share, respectively.

The Funds' investment objective is to seek a predictable compounded return for investors who hold the Funds until maturity. In order to meet this objective, the Funds are fully invested in high-quality zero coupon bonds. These bonds are very sensitive to changes in interest rates.

The primary factors affecting the performance of the Funds were the steepening of the yield curve, a substantial decline in short-term interest rates and the volatility in long-term interest rates. Reflecting the steeper yield curve, the Target Maturity 2007 Fund had the highest returns while the Target Maturity 2015 had the lowest returns. The Target Maturity 2015 Fund returns were adversely affected by substantial cash flows into the Fund during periods of relatively low interest rates, as the Fund was forced to invest in bonds with lower yields.

Thank you for making the First Investors Life Target Maturity Funds part of your investment strategy. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ CLARK D. WAGNER

Clark D. Wagner
Director of Fixed Income and
  Portfolio Manager

January 31, 2002


Cumulative Performance Information
FIRST INVESTORS LIFE TARGET MATURITY 2007 FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Target Maturity 2007 Fund and the Salomon Brothers
Treasury/Government Sponsored Index.

                      Life               Salomon Brothers
           Target Maturity            Treasury/Government
                 2007 Fund                Sponsored Index
Apr-95              10,000                         10,000
Dec-95              12,260                         11,162
Dec-96              11,996                         11,490
Dec-97              13,601                         12,599
Dec-98              15,637                         13,839
Dec-99              14,169                         13,530
Dec-00              16,499                         15,309
Dec-01              17,779                         16,416

                 Average Annual Total Return*
One Year                   7.76%
Five Years                 8.19%
Since Inception
(4/26/95)                  8.99%

  The graph compares a $10,000 investment in the First Investors Life Target Maturity 2007 Fund beginning 4/26/95 (inception date) with a theoretical investment in the Salomon Brothers Treasury/Government Sponsored Index. The Salomon Brothers Treasury/Government Index is a market capitalization-weighted Index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. Every issue included in the Index is trader-priced, and the Index follows consistent and realistic availability limits, including only those securities with sufficient amounts outstanding. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

  * The average Annual Total Return figures are for the periods ended 12/31/01. During the periods shown, some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Return for One Year, Five Years and Since Inception would have been 7.61%, 8.05% and 8.85%, respectively.

  The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Salomon Brothers Treasury/Government Sponsored Index figures are from Salomon Brothers and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS LIFE TARGET MATURITY 2007 FUND
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
Principal                                                                        Effective                  $10,000 of
  Amount      Security                                                               Yield+          Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY ZERO
              COUPON OBLIGATIONS--65.5%
              Agency For International Development - Israel:
      $570M     2/15/2007                                                             4.99%       $442,825        $138
       119M     3/15/2007                                                             5.03          91,894          29
     1,513M     8/15/2007                                                             5.09       1,140,543         355
     1,000M     11/15/2007                                                            5.05         746,123         232
       980M     2/15/2008                                                             5.29         711,871         222
       493M   Federal Judiciary Office Building,
                2/15/2007                                                             5.19         379,150         118
              Federal National Mortgage Association:
       961M     7/15/2007                                                             5.19         723,321         225
       525M     10/8/2007                                                             5.26         388,962         121
       719M     11/29/2007                                                            5.28         528,175         165
       558M     2/1/2008                                                              5.35         404,629         126
     1,134M     8/1/2008                                                              5.49         793,896         247
              Government Trust Certificate - Israel Trust:
       307M     10/1/2007                                                             5.27         227,641          71
     6,904M     11/15/2007                                                            5.25       5,092,590       1,587
       766M   Government Trust Certificate - Turkey
                Trust, 11/15/2007                                                     5.25         565,024         176
       586M   International Bank for Reconstruction &
                Development, 8/15/2007                                                5.95         421,390         131
     6,456M   Resolution Funding Corporation,
                10/15/2007                                                            4.96       4,860,722       1,515
              Tennessee Valley Authority:
     1,166M     5/1/2007                                                              5.39         877,972         274
     2,600M     11/1/2007                                                             5.35       1,910,152         595
     1,000M     4/15/2008                                                             5.65         704,122         220
----------------------------------------------------------------------------------------------------------------------
Total Value of U.S. Government Agency Zero Coupon
  Obligations (cost $19,457,875)                                                                21,011,002       6,547
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT ZERO COUPON OBLIGATIONS--34.1%
    14,340M   U.S. Treasury Strips, 11/15/2007
                (cost $9,792,109)                                                     4.65      10,947,601       3,411
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $29,249,984)                                         99.6%     31,958,603       9,958
Other Assets, Less Liabilities                                                          .4         136,006          42
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $32,094,609     $10,000
======================================================================================================================

+ The effective yields shown for the zero coupon obligations are the effective yields at December 31, 2001.

See notes to financial statements



Cumulative Performance Information
FIRST INVESTORS LIFE TARGET MATURITY 2010 FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Target Maturity 2010 Fund and the Salomon Brothers
Treasury/ Government Sponsored Index.

                      Life               Salomon Brothers
           Target Maturity            Treasury/Government
                 2010 Fund                Sponsored Index
Apr-96              10,000                         10,000
Dec-96              11,160                         10,596
Dec-97              12,930                         11,619
Dec-98              14,787                         12,762
Dec-99              13,053                         12,477
Dec-00              15,802                         14,118
Dec-01              16,616                         15,139

                 Average Annual Total Return*
One Year                    5.15%
Five Years                  8.28%
Since Inception
(4/30/96)                   9.36%

  The graph compares a $10,000 investment in the First Investors Life Target Maturity 2010 Fund beginning 4/30/96 (inception date) with a theoretical investment in the Salomon Brothers Treasury/Government Sponsored Index The Salomon Brothers Treasury/Government Sponsored Index is a market capitalization-weighted Index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. Every issue included in the Index is trader-priced, and the Index follows consistent and realistic availability limits, including only those securities with sufficient amounts outstanding. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

  * The Average Annual Total Return figures are for the periods ended 12/31/01. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Return for One Year, Five Years and Since Inception would have been 5.00%, 8.15% and 9.25%, respectively.

  The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Salomon Brothers Treasury/Government Sponsored Index figures are from Salomon Brothers and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS LIFE TARGET MATURITY 2010 FUND
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
Principal                                                                        Effective                  $10,000 of
  Amount      Security                                                               Yield+          Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY ZERO
              COUPON OBLIGATIONS--64.7%
              Agency For International Development - Israel:
    $1,303M     8/15/2010                                                             5.78%       $797,216        $577
       495M     9/15/2010                                                             5.77         301,594         218
       525M   Federal Home Loan Mortgage Corporation,
                9/15/2010                                                             6.07         311,933         226
              Federal National Mortgage Association:
     1,260M     8/7/2010                                                              5.88         765,404         554
       700M     10/8/2010                                                             5.97         417,947         303
       660M     11/15/2010                                                            5.86         395,408         286
       600M     11/29/2010                                                            5.98         354,914         257
     2,321M     2/1/2011                                                              5.98       1,359,159         984
       500M   Government Trust Certificate - Israel
                Trust, 11/15/2010                                                     5.96         296,946         215
     1,700M   Government Trust Certificate - Turkey
                Trust, 11/15/2010                                                     5.96       1,009,615         731
              Resolution Funding Corporation:
       650M     10/15/2010                                                            5.67         397,762         288
     2,998M     1/15/2011                                                             5.75       1,796,237       1,302
     1,250M   Tennessee Valley Authority, 11/1/2010                                   6.06         737,516         534
----------------------------------------------------------------------------------------------------------------------
Total Value of U.S. Government Agency Zero Coupon
  Obligations (cost $8,424,597)                                                                  8,941,651       6,475
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT ZERO COUPON OBLIGATIONS--34.5%
     7,610M   U.S. Treasury Strips, 11/15/2010
                (cost $4,374,516)                                                     5.36       4,759,644       3,447
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $12,799,113)                                         99.2%     13,701,295       9,922
Other Assets, Less Liabilities                                                          .8         107,625          78
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $13,808,920     $10,000
======================================================================================================================

+ The effective yields shown for the zero coupon obligations are the effective yields at December 31, 2001.

See notes to financial statements



Cumulative Performance Information
FIRST INVESTORS LIFE TARGET MATURITY 2015 FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Target Maturity 2015 Fund and the Salomon Brothers
Treasury/Government Sponsored Index.

                      Life               Salomon Brothers
           Target Maturity            Treasury/Government
                 2015 Fund                Sponsored Index
Nov-99              10,000                         10,000
Dec-99               9,510                          9,928
Dec-00              11,888                         11,234
Dec-01              11,990                         12,046

                 Average Annual Total Return*
One Year                   0.85%
Since Inception
(11/8/99)                  8.81%

  The graph compares a $10,000 investment in the First Investors Life Target Maturity 2015 Fund beginning 11/8/99 (inception date) with a theoretical investment in the Salomon Brothers Treasury/Government Sponsored Index. The Salomon Brothers Treasury/Government Sponsored Index is a market capitalization-weighted Index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. Every issue included in the Index is trader-priced, and the Index follows consistent and realistic availability limits, including only those securities with sufficient amounts outstanding. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

  * The Average Annual Total Return figures are for the periods ended 12/31/01. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Return for One Year and Since Inception would have been 0.70% and 8.66%, respectively.

  The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Salomon Brothers Treasury/Government Sponsored Index figures are from Salomon Brothers and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS LIFE TARGET MATURITY 2015 FUND
December 31, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
Principal                                                                        Effective                  $10,000 of
  Amount      Security                                                               Yield+          Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY ZERO
              COUPON OBLIGATIONS--57.0%
      $300M   Agency For International Development -
                Israel, 3/15/2016                                                     6.57%       $119,817        $297
              Federal Home Loan Mortgage Corporation:
       550M     3/15/2015                                                             6.68         230,966         572
       480M     9/15/2015                                                             6.72         193,973         480
              Federal National Mortgage Association:
       150M     2/12/2015                                                             6.50          64,837         161
       243M     8/12/2015                                                             6.54         101,195         251
       300M     9/23/2015                                                             6.62         122,628         304
       210M   Government Trust Certificate - Turkey
                Trust, 5/15/2015                                                      6.70          86,995         215
       200M   International Bank for Reconstruction &
                Development, 2/15/2015                                                7.22          78,854         195
              Resolution Funding Corporation:
       873M     10/15/2015                                                            6.38         367,379         910
       320M     1/15/2016                                                             6.40         132,148         327
     2,000M   Tennessee Valley Authority, 11/1/2015                                   6.73         800,666       1,983
----------------------------------------------------------------------------------------------------------------------
Total Value of U.S. Government Agency Zero
  Coupon Obligations (cost $2,332,653)                                                           2,299,458       5,695
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT ZERO COUPON OBLIGATIONS--42.5%
     3,880M   U.S. Treasury Strips, 11/15/2015
                (cost $1,627,495)                                                     5.96       1,717,948       4,255
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $3,960,148)                                          99.5%      4,017,406       9,950
Other Assets, Less Liabilities                                                          .5          20,071          50
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%     $4,037,477     $10,000
======================================================================================================================

+ The effective yields shown for the zero coupon obligations are the effective yields at December 31, 2001.

See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS LIFE UTILITIES INCOME FUND

Dear Investor:

For the year ended December 31, 2001, the Fund's return on a net asset value basis was -20.3%, compared to a return of -21.2% for its Lipper peer group. During the period, the Fund declared dividends from net investment income of 30 cents per share and a capital gains distribution of 12 cents per share.

The utilities sector and the Life Utilities Income Fund endured a difficult year in which the electric, gas and telecommunications industries all registered negative returns. Utilities that maintained heavy reliance on regulated businesses for the majority of their revenue held up fairly well amid the slowing economy and decline of the broad stock market indices. Those companies with higher exposure to unregulated businesses and commodity price swings generally did not perform as well.

The early part of 2001 was marked by the continuation of the California energy crisis as power and natural gas shortages sent prices soaring in California and surrounding states. The situation caused one utility to file for bankruptcy while others faced financial distress.

By the summer, power and gas prices became somewhat depressed due to generally mild weather, strong supply growth and slowing demand growth. This situation tempered investor enthusiasm for companies with major power production or energy trading and marketing operations.

Late in the year many of those companies came under even more pressure amid Enron's well-publicized bankruptcy. Enron's swift fall was a result of many company-specific issues such as poor investments outside of its core business, the use of risky financial structures to make those investments, and poor financial disclosure. Nonetheless, other companies in the industry were guilty by association in the eyes of many investors. The industry's participants responded by proactively moving to shore up their balance sheets and improve financial disclosure in an effort to allay investor concerns.

The telecommunications services industry was fairly quiet in 2001. Merger and acquisition activity was minimal. Some smaller competitors declared bankruptcy or underwent major restructuring, while large companies dealt with the slowing economy by slashing capital spending.

The major long distance telephone group was one of the few subsectors that registered positive returns for the year. Others that held up well as defensive plays included some of the local phone companies, local gas distribution companies and selected electric utilities.


Portfolio Manager's Letter (continued)
FIRST INVESTORS LIFE UTILITIES INCOME FUND

Looking ahead, we are maintaining our diversified approach to the utility sector. We will seek to benefit from an improving competitive landscape in telecommunications and a less tumultuous outlook in the electric and natural gas industries. Going forward, the Fund will continue to carefully pursue the stocks of promising utilities companies.

Thank you for making the Life Utilities Income Fund part of your investment strategy. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ MATTHEW S. WRIGHT

Matthew S. Wright
Portfolio Manager

January 31, 2002


Cumulative Performance Information
FIRST INVESTORS LIFE UTILITIES INCOME FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Utilities Income Fund, the Standard & Poor's 500 Index and the Standard & Poor's Utilities Index.

As of December 31, 2001

             Life Utilities     Standard & Poor's   Standard & Poor's
                Income Fund            500 Index      Utilities Index
Nov-93              $10,000              $10,000              $10,000
Dec-93                9,940               10,091               10,025
Dec-94                9,220               10,224                9,205
Dec-95               12,010               14,066               13,087
Dec-96               13,160               17,295               13,490
Dec-97               16,460               23,066               16,831
Dec-98               18,530               29,603               19,319
Dec-99               21,756               35,831               17,602
Dec-00               21,628               32,569               28,119
Dec-01               17,240               28,696               19,559

                 Average Annual Total Return*
One Year                 (20.29%)
Five Years                 5.55%
Since Inception
(11/15/93)                 6.93%

  The graph compares a $10,000 investment in the First Investors Life Utilities Income Fund beginning 11/15/93 (inception date) with theoretical investments in the Standard & Poor's 500 Index and the Standard & Poor's Utilities Index. The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. The Standard & Poor's Utilities Index is a capitalization-weighted index of 40 stocks designed to measure the performance of the utility sector of the Standard & Poor's 500 Index. It is not possible to invest directly in these Indices. In addition, the Indices do not take into account fees and expenses that an investor would incur in purchasing securities in the Indices. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/01. During certain of the periods shown, some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Return for Five Years and Since Inception would have been 5.46% and 6.66%, respectively.

  The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Standard & Poor's 500 Index and Standard & Poor's Utilities Index figures are from Standard & Poor's and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS LIFE UTILITIES INCOME FUND
December 31, 2001
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS--91.9%
              Basic Materials--.5%
    11,600    Plum Creek Timber Company, Inc.                                                     $328,860         $50
----------------------------------------------------------------------------------------------------------------------
              Capital Goods--1.3%
    15,038    Tyco International, Ltd.                                                             885,762         134
----------------------------------------------------------------------------------------------------------------------
              Communication Services--26.1%
    24,400    ALLTEL Corporation                                                                 1,506,212         228
    60,300    AT&T Corporation                                                                   1,093,842         166
    48,700    AT&T Wireless Services, Inc.                                                         699,819         106
    35,300    BellSouth Corporation                                                              1,346,695         204
     9,700    BT Group PLC (ADR)                                                                   356,475          54
    29,191  * Broadwing, Inc.                                                                      277,315          42
    41,275    CenturyTel, Inc.                                                                   1,353,820         205
     7,300  * Commonwealth Telephone Enterprises, Inc.                                             332,150          50
    42,500    Deutsche Telekom AG (ADR)                                                            718,250         109
    25,000    Nippon Telegraph and Telephone Corporation                                           405,000          61
    56,591    Qwest Communications International, Inc.                                             799,631         121
    41,400    SBC Communications, Inc.                                                           1,621,638         246
    55,600    Sprint Corporation (FON Group)                                                     1,116,448         169
    13,600  * Sprint Corporation (PCS Group)                                                       331,976          50
    15,300    Telefonos de Mexico SA de CV                                                         535,806          81
    13,600    Telephone & Data Systems, Inc.                                                     1,220,600         185
    42,518    Verizon Communications, Inc.                                                       2,017,904         306
    26,000    Vodafone Group PLC (ADR)                                                             667,680         101
    56,529  * WorldCom, Inc. - WorldCom Group                                                      795,928         121
----------------------------------------------------------------------------------------------------------------------
                                                                                                17,197,189       2,605
----------------------------------------------------------------------------------------------------------------------
              Energy--2.2%
    25,100  * Hanover Compressor Company                                                           634,026          96
    14,300    Schlumberger, Ltd.                                                                   785,785         119
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,419,811         215
----------------------------------------------------------------------------------------------------------------------
              Technology--.5%
    22,300    Motorola, Inc.                                                                       334,946          51
----------------------------------------------------------------------------------------------------------------------
              Utilities--61.3%
    30,600  * AES Corporation                                                                      500,310          76
    16,900    Allegheny Energy, Inc.                                                               612,118          93
    28,600    ALLETE, Inc.                                                                         720,720         109
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Utilities (continued)
    24,400    Alliant Energy Corporation                                                          $740,784        $112
    31,000    American Electric Power Company, Inc.                                              1,349,430         204
    23,100    American States Water Company                                                        807,345         122
    21,900    Black Hills Corporation                                                              741,096         112
    35,200    Cinergy Corporation                                                                1,176,736         178
    45,800    Conectiv, Inc. - Class "A"                                                         1,121,642         170
    33,300    Constellation Energy Group, Inc.                                                     884,115         134
    44,800    Duke Energy Corporation                                                            1,758,848         266
    34,250    Dynegy, Inc. - Class "A"                                                             873,375         132
    31,236    El Paso Corporation                                                                1,393,438         211
    35,600    Entergy Corporation                                                                1,392,316         211
    15,200    Equitable Resources, Inc.                                                            517,864          78
    19,700    Exelon Corporation                                                                   943,236         143
    19,100    FirstEnergy Corporation                                                              668,118         101
    14,100    FPL Group, Inc.                                                                      795,240         120
    16,500    Hawaiian Electric Industries, Inc.                                                   664,620         101
    14,700    KeySpan Corporation                                                                  509,355          77
    50,500    MDU Resources Group, Inc.                                                          1,421,575         215
    17,400  * Mirant Corporation                                                                   278,748          41
    28,500    National Fuel Gas Company                                                            703,950         107
    14,500    New Jersey Resources Corporation                                                     678,600         103
    59,800  * Niagara Mohawk Holdings, Inc.                                                      1,060,254         161
    16,800    NICOR, Inc.                                                                          699,552         106
    33,800    NiSource, Inc.                                                                       779,428         118
    37,500    Northeast Utilities                                                                  661,125         100
    19,359    NSTAR                                                                                868,251         132
    47,700    OGE Energy Corporation                                                             1,100,916         167
    13,100    Peoples Energy Corporation                                                           496,883          75
    26,700    PNM Resources, Inc.                                                                  746,265         113
    60,700    Potomac Electric Power Company                                                     1,369,999         208
    20,400    Progress Energy, Inc.                                                                918,612         139
    23,000    Public Service Enterprise Group, Inc.                                                970,370         147
    24,000    Questar Corporation                                                                  601,200          91
    55,406    SCANA Corporation                                                                  1,541,949         234
    39,200    Southwest Gas Corporation                                                            876,120         133
    14,400    TXU Corporation                                                                      678,960         103
    45,400    Vectren Corporation                                                                1,088,692         165
    65,100    Williams Companies, Inc.                                                           1,661,352         252
    62,000    Wisconsin Energy Corporation                                                       1,398,720         212
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS LIFE UTILITIES INCOME FUND
December 31, 2001
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Utilities (continued)
    14,000    WPS Resources Corporation                                                           $511,700         $78
    43,815    Xcel Energy, Inc.                                                                  1,215,428         184
----------------------------------------------------------------------------------------------------------------------
                                                                                                40,499,355       6,134
----------------------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $57,969,950)                                                 60,665,923       9,189
----------------------------------------------------------------------------------------------------------------------
              CONVERTIBLE PREFERRED STOCKS--1.0%
              Communication Services--.2%
     4,500    Broadwing, Inc., 6.75%, 2049, Series "B"                                             153,000          23
----------------------------------------------------------------------------------------------------------------------
              Utilities--.8%
     5,000    AES Trust III, 6.75%, 2029                                                           173,000          26
    13,700    Duke Energy Corp., 8.25%, 2004                                                       360,995          55
----------------------------------------------------------------------------------------------------------------------
                                                                                                   533,995          81
----------------------------------------------------------------------------------------------------------------------
Total Value of Convertible Preferred Stocks (cost $825,256)                                        686,995         104
----------------------------------------------------------------------------------------------------------------------
              PREFERRED STOCKS--.5%
              Communication Services--.3%
     7,700    Verizon South, Inc., 7.00%, 2041                                                     196,735          30
----------------------------------------------------------------------------------------------------------------------
              Utilities--.2%
     2,400    Appalachian Power Co., 8.25%, 2026, Series "A"                                        60,480           9
     3,700    Consolidated Edison, Inc., 7.75%, 2031, Series "A"                                    92,685          14
----------------------------------------------------------------------------------------------------------------------
                                                                                                   153,165          23
----------------------------------------------------------------------------------------------------------------------
Total Value of Preferred Stocks (cost $344,549)                                                    349,900          53
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS LIFE UTILITIES INCOME FUND
December 31, 2001
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              CORPORATE BONDS--.3%
              Utilities
      $200M   Northwestern Public Service Co., 7.1%, 2005
                (cost $196,517)                                                                   $211,766         $32
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--6.1%
     2,000M   American General Corp., 1.74%, 1/7/02                                              1,999,420         303
     1,000M   General Electric Capital Corp., 1.87%, 1/4/02                                        999,844         151
     1,000M   Union Electric Co., 1.7%, 1/2/02                                                     999,953         152
----------------------------------------------------------------------------------------------------------------------
Total Value of Short-Term Corporate Notes (cost $3,999,217)                                      3,999,217         606
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $63,335,489)                                         99.8%     65,913,801       9,984
Other Assets, Less Liabilities                                                          .2         107,485          16
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $66,021,286     $10,000
======================================================================================================================

* Non-income producing

See notes to financial statements




Statement of Assets and Liabilities
FIRST INVESTORS LIFE SERIES FUND
December 31, 2001

-------------------------------------------------------------------------------------------------------------------------------
                                                     CASH                     FOCUSED
                                  BLUE CHIP    MANAGEMENT     DISCOVERY        EQUITY    GOVERNMENT        GROWTH    HIGH YIELD
-------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities:
At identified cost             $188,249,458   $12,189,947  $103,923,843    $8,584,577   $15,984,264  $201,417,131   $64,753,993
                               ============  ============  ============  ============  ============  ============  ============
At value (Note 1A)             $223,306,954   $12,189,947  $123,492,390    $8,718,085   $16,257,090  $242,859,567   $48,957,141
Cash                                274,271        82,910       231,323           401       169,705       113,756       323,501
Receivables:
Investment securities sold               --            --     2,597,069       310,165            --     1,091,593            --
Interest and dividends              157,296        86,982        24,341         4,710       164,807       238,898     1,185,143
Trust shares sold                   191,883           100       105,369        12,671         6,464        91,839        11,322
                               ------------  ------------  ------------  ------------  ------------  ------------  ------------
Total Assets                    223,930,404    12,359,939   126,450,492     9,046,032    16,598,066   244,395,653    50,477,107
                               ------------  ------------  ------------  ------------  ------------  ------------  ------------
Liabilities
Payables:
Investment securities
purchased                         3,882,512            --       593,448       492,278            --     2,726,166            --
Trust shares redeemed               161,631        61,795        10,850         1,025         5,263       116,812        30,807
Accrued advisory fees               139,349         6,261        78,673         5,358         8,437       153,002        32,251
Accrued expenses                     31,039         3,663        20,420         2,389         4,095        24,407        17,808
                               ------------  ------------  ------------  ------------  ------------  ------------  ------------
Total Liabilities                 4,214,531        71,719       703,391       501,050        17,795     3,020,387        80,866
                               ------------  ------------  ------------  ------------  ------------  ------------  ------------
Net Assets                     $219,715,873   $12,288,220  $125,747,101    $8,544,982   $16,580,271  $241,375,266   $50,396,241
                               ============  ============  ============  ============  ============  ============  ============
Net Assets Consist of:
Capital paid in                $212,825,621   $12,288,220  $140,194,802    $9,701,416   $16,095,740  $209,769,924   $66,730,812
Accumulated net investment
income                              912,142            --            --        23,128       845,242       483,341     5,263,974
Accumulated net realized loss
on investments                  (29,079,386)           --   (34,016,248)   (1,313,070)     (633,537)  (10,320,435)   (5,801,693)
Net unrealized appreciation
(depreciation)
of investments                   35,057,496            --    19,568,547       133,508       272,826    41,442,436   (15,796,852)
                               ------------  ------------  ------------  ------------  ------------  ------------  ------------
Total                          $219,715,873   $12,288,220  $125,747,101    $8,544,982   $16,580,271  $241,375,266   $50,396,241
                               ============  ============  ============  ============  ============  ============  ============
Shares of beneficial interest
outstanding (Note 2)             10,750,344    12,288,220     5,867,264       986,751     1,587,206     7,859,382     6,200,503
                               ============  ============  ============  ============  ============  ============  ============

Net asset value, offering and
redemption price per share
(Net assets divided by shares
outstanding)                         $20.44         $1.00        $21.43         $8.66        $10.45        $30.71         $8.13
                               ============  ============  ============  ============  ============  ============  ============

See notes to financial statements




Statement of Assets and Liabilities
FIRST INVESTORS LIFE SERIES FUND
December 31, 2001
-------------------------------------------------------------------------------------------------------------------------------
                                  INTERNATIONAL      INVESTMENT          TARGET          TARGET          TARGET       UTILITIES
                                     SECURITIES           GRADE   MATURITY 2007   MATURITY 2010   MATURITY 2015          INCOME
-------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities:
At identified cost                 $ 88,344,468     $26,618,000     $29,249,984     $12,799,113      $3,960,148     $63,335,489
                                   ============    ============    ============    ============    ============    ============
At value (Note 1A)                 $ 97,139,571     $27,109,823     $31,958,603     $13,701,295      $4,017,406     $65,913,801
Cash                                    100,792         151,821         131,911          62,249          18,450         235,699
Receivables:
Investment securities sold            1,309,177              --              --              --              --          44,927
Interest and dividends                  268,246         486,083              --              --              --         109,962
Trust shares sold                        51,401         165,922          37,125          55,362           4,769          79,597
                                   ------------    ------------    ------------    ------------    ------------    ------------
Total Assets                         98,869,187      27,913,649      32,127,639      13,818,906       4,040,625      66,383,986
                                   ------------    ------------    ------------    ------------    ------------    ------------
Liabilities
Payables:
Investment securities
purchased                             1,619,895              --              --              --              --         226,883
Trust shares redeemed                    68,306              27          11,026              --              --          84,111
Forward currency contracts
(Note 6)                                  4,788              --              --              --              --              --
Accrued advisory fees                    61,291          14,077          16,271           6,949           2,041          41,275
Accrued expenses                         37,987           5,880           5,733           3,037           1,107          10,431
                                   ------------    ------------    ------------    ------------    ------------    ------------
Total Liabilities                     1,792,267          19,984          33,030           9,986           3,148         362,700
                                   ------------    ------------    ------------    ------------    ------------    ------------
Net Assets                         $ 97,076,920     $27,893,665     $32,094,609     $13,808,920      $4,037,477     $66,021,286
                                   ============    ============    ============    ============    ============    ============
Net Assets Consist of:
Capital paid in                    $100,282,719     $26,721,671     $27,970,649     $12,343,817      $3,817,038     $71,116,096
Accumulated net investment
income (deficit)                        (78,172)      1,503,107       1,630,427         662,800         185,221       1,389,321
Accumulated net realized
loss on investments,
futures contracts and foreign
currency transactions               (11,907,356)       (822,936)       (215,086)        (99,879)        (22,040)     (9,062,443)
Net unrealized appreciation
of investments,
future contracts and foreign
currency transactions                 8,779,729         491,823       2,708,619         902,182          57,258       2,578,312
                                   ------------    ------------    ------------    ------------    ------------    ------------
Total                              $ 97,076,920     $27,893,665     $32,094,609     $13,808,920      $4,037,477     $66,021,286
                                   ============    ============    ============    ============    ============    ============
Shares of beneficial interest
outstanding (Note 2)                  6,298,847       2,455,613       2,390,602       1,015,829         348,845       5,196,437
                                   ============    ============    ============    ============    ============    ============
Net asset value, offering and
redemption price per share
(Net assets divided by shares
outstanding)                             $15.41          $11.36          $13.43          $13.59          $11.57          $12.71
                                   ============    ============    ============    ============    ============    ============

See notes to financial statements




Statement of Operations
FIRST INVESTORS LIFE SERIES FUND
Year Ended December 31, 2001

---------------------------------------------------------------------------------------------------------------
                                                           CASH                         FOCUSED
                                      BLUE CHIP      MANAGEMENT       DISCOVERY          EQUITY      GOVERNMENT
---------------------------------------------------------------------------------------------------------------
Investment Income
Income:
Interest                              $ 617,955        $469,503       $ 385,481        $ 29,086       $ 895,662
Dividends                             2,212,521              --         256,636          64,285              --
                                   ------------    ------------    ------------    ------------    ------------
Total Income                          2,830,476         469,503         642,117          93,371         895,662
                                   ------------    ------------    ------------    ------------    ------------
Expenses (Notes 1 and 4):
Advisory fees                         1,785,657          81,889         962,078          58,828         103,526
Professional fees                        49,278           2,425          26,817           6,678           1,837
Custodian fees and expenses              35,382           6,899          26,164             911           5,672
Reports and notices to
shareholders                             17,157             279          13,900           2,938             612
Other expenses                           45,363           2,591          37,763           1,757              --
                                   ------------    ------------    ------------    ------------    ------------
Total expenses                        1,932,837          94,083       1,066,722          71,112         111,647
Less: Expenses waived or
assumed                                      --         (14,445)             --              --         (20,705)
Custodian fees paid
indirectly                              (15,307)         (3,003)        (19,481)           (911)         (5,672)
                                   ------------    ------------    ------------    ------------    ------------
Net expenses                          1,917,530          76,635       1,047,241          70,201          85,270
                                   ------------    ------------    ------------    ------------    ------------
Net investment income (loss)            912,946         392,868        (405,124)         23,170         810,392
                                   ------------    ------------    ------------    ------------    ------------
Realized and Unrealized
Gain (Loss) on
Investments (Note 3):
Net realized gain (loss) on
investments                         (28,245,281)             --     (32,546,938)       (215,963)        167,882
Net unrealized appreciation
(depreciation)
of investments                      (25,225,280)             --        (227,464)       (182,600)        136,176
                                   ------------    ------------    ------------    ------------    ------------
Net gain (loss) on
investments                         (53,470,561)             --     (32,774,402)       (398,563)        304,058
                                   ------------    ------------    ------------    ------------    ------------
Net Increase (Decrease)
in Net Assets Resulting
from Operations                    $(52,557,615)       $392,868    $(33,179,526)      $(375,393)     $1,114,450
                                   ============    ============    ============    ============    ============


(a) See Note 1H



----------------------------------------------------------
                                    GROWTH      HIGH YIELD
----------------------------------------------------------
Investment Income
Income:
Interest                         $ 268,831     $ 5,806,777
Dividends                        2,205,681          58,377(a)
                              ------------    ------------
Total Income                     2,474,512       5,865,154
                              ------------    ------------
Expenses (Notes 1 and 4):
Advisory fees                    1,846,620         401,588
Professional fees                   43,930          10,796
Custodian fees and expenses         42,427           9,556
Reports and notices to
shareholders                        21,183           5,105
Other expenses                      44,429          16,944
                              ------------    ------------
Total expenses                   1,998,589         443,989
Less: Expenses waived or
assumed                                 --              --
Custodian fees paid
indirectly                          (9,215)         (7,388)
                              ------------    ------------
Net expenses                     1,989,374         436,601
                              ------------    ------------
Net investment income (loss)       485,138       5,428,553
                              ------------    ------------
Realized and Unrealized
Gain (Loss) on
Investments (Note 3):
Net realized gain (loss) on
investments                     (9,570,278)     (3,732,306)
Net unrealized appreciation
(depreciation)
of investments                 (28,202,951)     (3,586,751)
                              ------------    ------------
Net gain (loss) on
investments                    (37,773,229)     (7,319,057)
                              ------------    ------------
Net Increase (Decrease)
in Net Assets Resulting
from Operations               $(37,288,091)    $(1,890,504)
                              ============    ============

See notes to financial statements




Statement of Operations
FIRST INVESTORS LIFE SERIES FUND
Year Ended December 31, 2001
-------------------------------------------------------------------------------------------------------------------------------
                                  INTERNATIONAL      INVESTMENT          TARGET          TARGET          TARGET       UTILITIES
                                     SECURITIES           GRADE   MATURITY 2007   MATURITY 2010   MATURITY 2015          INCOME
-------------------------------------------------------------------------------------------------------------------------------
Investment Income
Income:
Interest                              $ 483,338      $1,728,377      $1,831,462        $746,194        $208,500       $ 189,604
Dividends                             1,314,091(b)           --              --              --              --       1,785,947
                                   ------------    ------------    ------------    ------------    ------------    ------------
Total Income                          1,797,429       1,728,377       1,831,462         746,194         208,500       1,975,551
                                   ------------    ------------    ------------    ------------    ------------    ------------
Expenses (Notes 1 and 4):
Advisory fees                           766,542         184,125         232,903          96,094          26,640         549,874
Professional fees                        20,222           5,616           5,163           2,773             528          12,526
Custodian fees and expenses             224,534           5,710           4,328           2,137             383          14,218
Reports and notices to
shareholders                             10,445           1,994           2,579             679             162           6,174
Other expenses                           31,746           6,483           6,882           3,038           1,269          17,464
                                   ------------    ------------    ------------    ------------    ------------    ------------
Total expenses                        1,053,489         203,928         251,855         104,721          28,982         600,256
Less: Expenses waived or
assumed                                      --         (36,825)        (46,581)        (19,219)         (5,328)             --
Custodian fees paid
indirectly                                   --          (4,274)         (4,328)         (2,137)           (383)        (14,218)
                                   ------------    ------------    ------------    ------------    ------------    ------------
Net expenses                          1,053,489         162,829         200,946          83,365          23,271         586,038
                                   ------------    ------------    ------------    ------------    ------------    ------------
Net investment income                   743,940       1,565,548       1,630,516         662,829         185,229       1,389,513
                                   ------------    ------------    ------------    ------------    ------------    ------------

Realized and Unrealized Gain
(Loss) on  Investments,
Futures Contracts
and  Foreign Currency
Transactions (Note 3):

Net realized loss on
investments, futures
contracts and
foreign currency transactions       (11,106,336)        (23,332)        (14,533)           (540)        (18,122)     (9,004,034)
Net unrealized appreciation
(depreciation)
of investments, futures
contracts and
foreign currency transactions        (7,100,545)        192,849         648,921         (44,182)       (180,190)     (9,111,916)
                                   ------------    ------------    ------------    ------------    ------------    ------------
Net gain (loss) on investments,
futures contracts and
foreign currency transactions       (18,206,881)        169,517         634,388         (44,722)       (198,312)    (18,115,950)
                                   ------------    ------------    ------------    ------------    ------------    ------------
Net Increase (Decrease)
in Net Assets Resulting
from Operations                    $(17,462,941)     $1,735,065      $2,264,904        $618,107        $(13,083)   $(16,726,437)
                                   ============    ============    ============    ============    ============    ============

(b) Net of $132,309 foreign taxes withheld.

See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUND

-----------------------------------------------------------------------------------------------
                                            BLUE CHIP                    CASH MANAGEMENT
                                    ---------------------------     ---------------------------
Year Ended December 31                  2001            2000            2001            2000
----------------------              -----------     -----------     -----------     -----------
Increase (Decrease) in
Net Assets From Operations
Net investment income (loss)          $ 912,946       $ 760,156       $ 392,868       $ 498,330
Net realized gain (loss) on
investments                         (28,245,281)     26,100,306              --              --
Net unrealized appreciation
(depreciation)
of investments                      (25,225,280)    (43,548,646)             --              --
                                   ------------    ------------    ------------    ------------
Net increase (decrease)
in net assets resulting
from operations                     (52,557,615)    (16,688,184)        392,868         498,330
                                   ------------    ------------    ------------    ------------
Distributions to Shareholders
Net investment income                  (758,461)     (1,046,930)       (392,868)       (498,330)
Net realized gains                  (26,914,843)    (16,716,269)             --              --
                                   ------------    ------------    ------------    ------------
Total distributions                 (27,673,304)    (17,763,199)       (392,868)       (498,330)
                                   ------------    ------------    ------------    ------------
Trust Share Transactions*
Proceeds from shares sold            14,348,676      24,358,649       5,891,813       2,848,284
Reinvestment of distributions        27,673,304      17,763,199         392,868         498,330
Cost of shares redeemed             (14,518,576)    (10,326,723)     (3,048,183)     (4,312,691)
                                   ------------    ------------    ------------    ------------
Net increase (decrease) from
trust share transactions             27,503,404      31,795,125       3,236,498        (966,077)
                                   ------------    ------------    ------------    ------------
Net increase (decrease) in
net assets                          (52,727,515)     (2,656,258)      3,236,498        (966,077)

Net Assets
Beginning of year                   272,443,388     275,099,646       9,051,722      10,017,799
                                   ------------    ------------    ------------    ------------
End of year+                       $219,715,873    $272,443,388     $12,288,220      $9,051,722
                                   ============    ============    ============    ============
+Includes undistributed
net investment income of              $ 912,142       $ 758,393            $ --            $ --
                                   ============    ============    ============    ============
*Trust Shares Issued and Redeemed
Sold                                    638,469         793,908       5,891,813       2,848,284
Issued for distributions
reinvested                            1,176,086         566,068         392,868         498,330
Redeemed                               (646,710)       (337,201)     (3,048,183)     (4,312,691)
                                   ------------    ------------    ------------    ------------
Net increase (decrease) in
trust shares outstanding              1,167,845       1,022,775       3,236,498        (966,077)
                                   ============    ============    ============    ============


-----------------------------------------------------------------------------------------------
                                             DISCOVERY                     FOCUSED EQUITY
                                    ---------------------------     ---------------------------
Year Ended December 31                   2001            2000            2001            2000
----------------------              ------------    ------------    ------------     -----------
Increase (Decrease) in
Net Assets From Operations
Net investment income (loss)         $  (405,124)      $ (95,359)       $ 23,170        $ 20,201
Net realized gain (loss) on
investments                          (32,546,938)     13,239,832        (215,963)     (1,067,684)
Net unrealized appreciation
(depreciation)
of investments                          (227,464)    (14,043,026)       (182,600)        224,690
                                    ------------    ------------    ------------    ------------
Net increase (decrease)
in net assets resulting
from operations                      (33,179,526)       (898,553)       (375,393)       (822,793)
                                    ------------    ------------    ------------    ------------
Distributions to Shareholders
Net investment income                         --              --         (20,243)             --
Net realized gains                   (14,383,136)    (17,614,672)             --              --
                                    ------------    ------------    ------------    ------------
Total distributions                  (14,383,136)    (17,614,672)        (20,243)             --
                                    ------------    ------------    ------------    ------------
Trust Share Transactions*
Proceeds from shares sold              9,501,013      15,432,039       1,906,488       6,932,069
Reinvestment of distributions         14,383,136      17,614,672          20,243              --
Cost of shares redeemed               (7,374,060)     (5,463,764)       (743,216)       (348,804)
                                    ------------    ------------    ------------    ------------
Net increase (decrease) from
trust share transactions              16,510,089      27,582,947       1,183,515       6,583,265
                                    ------------    ------------    ------------    ------------
Net increase (decrease) in
net assets                           (31,052,573)      9,069,722         787,879       5,760,472

Net Assets
Beginning of year                    156,799,674     147,729,952       7,757,103       1,996,631
                                    ------------    ------------    ------------    ------------
End of year+                        $125,747,101    $156,799,674      $8,544,982      $7,757,103
                                    ============    ============    ============    ============

+Includes undistributed
net investment income of                    $ --            $ --        $ 23,128        $ 20,201
                                    ============    ============    ============    ============
*Trust Shares Issued and Redeemed
Sold                                     425,881         470,167         222,024         689,808
Issued for distributions
reinvested                               633,898         487,266           2,254              --
Redeemed                                (333,654)       (166,581)        (87,196)        (34,875)
                                    ------------    ------------    ------------    ------------
Net increase (decrease) in
trust shares outstanding                 726,125         790,852         137,082         654,933
                                    ============    ============    ============    ============

See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUND

-----------------------------------------------------------------------------------------------------------------------

                                                                     GOVERNMENT                      GROWTH
                                                            ----------------------------      --------------------------
Year Ended December 31                                          2001             2000             2001          2000
----------------------                                      ------------    ------------      ------------  ------------
Increase (Decrease) in Net Assets From Operations
Net investment income                                          $ 810,392       $ 743,209       $ 485,138       $ 106,263
Net realized gain (loss) on investments, futures contracts
and foreign currency
transactions                                                     167,882        (121,309)     (9,570,278)     27,853,517
Net unrealized appreciation (depreciation)
of investments, futures contracts and
foreign currency transactions                                    136,176         478,875     (28,202,951)    (28,395,405)
                                                            ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting
from operations                                                1,114,450       1,100,775     (37,288,091)       (435,625)
                                                            ------------    ------------    ------------    ------------
Distributions to Shareholders
Net investment income                                           (742,791)       (721,400)       (108,368)       (302,458)
Net realized gains                                                    --              --     (28,134,482)    (19,974,547)
                                                            ------------    ------------    ------------    ------------
Total distributions                                             (742,791)       (721,400)    (28,242,850)    (20,277,005)
                                                            ------------    ------------    ------------    ------------
Trust Share Transactions*
Proceeds from shares sold                                      5,785,941       1,145,042      14,119,487      25,463,491
Reinvestment of distributions                                    742,791         721,400      28,242,850      20,277,005
Cost of shares redeemed                                       (1,735,108)     (1,710,603)    (13,495,757)     (9,322,222)
                                                            ------------    ------------    ------------    ------------
Net increase (decrease) from
trust share transactions                                       4,793,624         155,839      28,866,580      36,418,274
                                                            ------------    ------------    ------------    ------------
Net increase (decrease) in
net assets                                                     5,165,283         535,214     (36,664,361)     15,705,644

Net Assets
Beginning of year                                             11,414,988      10,879,774     278,039,627     262,333,983
                                                            ------------    ------------    ------------    ------------
End of year+                                                 $16,580,271     $11,414,988    $241,375,266    $278,039,627
                                                            ============    ============    ============    ============
+Includes undistributed
net investment income
(deficit) of                                                   $ 845,242       $ 742,702       $ 483,341       $ 108,194
                                                            ============    ============    ============    ============
*Trust Shares Issued and Redeemed
Sold                                                             563,443         118,717         443,987         610,019
Issued for distributions
reinvested                                                        75,410          77,653         858,446         507,433
Redeemed                                                        (168,215)       (176,535)       (428,807)       (223,631)
                                                            ------------    ------------    ------------    ------------
Net increase (decrease) in
trust shares outstanding                                         470,638          19,835         873,626         893,821
                                                            ============    ============    ============    ============


-----------------------------------------------------------------------------------------------------------------------
                                                                                                    INTERNATIONAL
                                                                      HIGH YIELD                      SECURITIES
                                                            ----------------------------      --------------------------
Year Ended December 31                                          2001             2000             2001          2000
----------------------                                      ------------    ------------      ------------  ------------
Increase (Decrease) in Net Assets From Operations
Net investment income                                        $ 5,428,553     $ 6,132,844       $ 743,940       $ 698,983
Net realized gain (loss) on investments, futures contracts
and foreign currency
transactions                                                  (3,732,306)     (1,503,018)    (11,106,336)      6,947,202
Net unrealized appreciation (depreciation)
of investments, futures contracts and
foreign currency transactions                                 (3,586,751)     (8,485,780)     (7,100,545)    (23,254,250)
                                                            ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting
from operations                                               (1,890,504)     (3,855,954)    (17,462,941)    (15,608,065)
                                                            ------------    ------------    ------------    ------------
Distributions to Shareholders
Net investment income                                         (6,130,642)     (6,526,281)     (1,516,578)       (659,072)
Net realized gains                                                    --              --      (7,520,157)    (11,402,991)
                                                            ------------    ------------    ------------    ------------
Total distributions                                           (6,130,642)     (6,526,281)     (9,036,735)    (12,062,063)
                                                            ------------    ------------    ------------    ------------
Trust Share Transactions*
Proceeds from shares sold                                      3,480,726       2,065,746       4,829,951      12,597,189
Reinvestment of distributions                                  6,130,642       6,526,281       9,036,735      12,062,063
Cost of shares redeemed                                       (6,506,425)    (10,421,141)     (9,193,361)     (4,952,046)
                                                            ------------    ------------    ------------    ------------
Net increase (decrease) from
trust share transactions                                       3,104,943      (1,829,114)      4,673,325      19,707,206
                                                            ------------    ------------    ------------    ------------
Net increase (decrease) in
net assets                                                    (4,916,203)    (12,211,349)    (21,826,351)     (7,962,922)

Net Assets
Beginning of year                                             55,312,444      67,523,793     118,903,271     126,866,193
                                                            ------------    ------------    ------------    ------------
End of year+                                                 $50,396,241     $55,312,444     $97,076,920    $118,903,271
                                                            ============    ============    ============    ============

+Includes undistributed
net investment income
(deficit) of                                                 $ 5,263,974     $ 6,130,411      $ (78,172)       $ 305,205
                                                            ============    ============    ============    ============

*Trust Shares Issued and Redeemed
Sold                                                             401,100         205,606         298,312         571,906
Issued for distributions
reinvested                                                       699,845         646,166         545,565         532,072
Redeemed                                                        (758,299)     (1,029,328)       (569,966)       (231,674)
                                                            ------------    ------------    ------------    ------------
Net increase (decrease) in
trust shares outstanding                                         342,646        (177,556)        273,911         872,304
                                                            ============    ============    ============    ============

See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUND

-----------------------------------------------------------------------------------------------------------------------
                                                                                                        TARGET
                                                                 INVESTMENT GRADE                    MATURITY 2007
                                                            ----------------------------      --------------------------
Year Ended December 31                                           2001           2000              2001          2000
----------------------                                      ------------    ------------      ------------  ------------
Increase (Decrease) in Net Assets From Operations
Net investment income                                        $ 1,565,548     $ 1,411,160     $ 1,630,516     $ 1,512,412
Net realized loss on
investments                                                      (23,332)       (728,578)        (14,533)        (52,977)
Net unrealized appreciation (depreciation)
of investments                                                   192,849       1,175,969         648,921       2,623,342
                                                            ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting
from operations                                                1,735,065       1,858,551       2,264,904       4,082,777
                                                            ------------    ------------    ------------    ------------
Distributions to Shareholders
Net investment income                                         (1,411,587)     (1,316,246)     (1,512,371)     (1,412,041)
Net realized gains                                                    --              --              --              --
                                                            ------------    ------------    ------------    ------------
Total distributions                                           (1,411,587)     (1,316,246)     (1,512,371)     (1,412,041)
                                                            ------------    ------------    ------------    ------------
Trust Share Transactions*
Proceeds from shares sold                                      6,578,607       1,488,152       3,120,346       2,280,707
Reinvestment of distributions                                  1,411,587       1,316,246       1,512,371       1,412,041
Cost of shares redeemed                                       (1,726,538)     (2,935,583)     (2,500,424)     (2,374,591)
                                                            ------------    ------------    ------------    ------------
Net increase (decrease) from
trust share transactions                                       6,263,656        (131,185)      2,132,293       1,318,157
                                                            ------------    ------------    ------------    ------------
Net increase in net assets                                     6,587,134         411,120       2,884,826       3,988,893

Net Assets
Beginning of year                                             21,306,531      20,895,411      29,209,783      25,220,890
                                                            ------------    ------------    ------------    ------------
End of year+                                                 $27,893,665     $21,306,531     $32,094,609     $29,209,783
                                                            ============    ============    ============    ============

+Includes undistributed
net investment income of                                     $ 1,503,107     $ 1,411,458     $ 1,630,427     $ 1,512,282
                                                            ============    ============    ============    ============

*Trust Shares Issued and Redeemed
Sold                                                             584,368         139,246         235,406         189,962
Issued for distributions
reinvested                                                       129,030         127,791         117,786         124,081
Redeemed                                                        (153,819)       (275,482)       (188,427)       (200,611)
                                                            ------------    ------------    ------------    ------------
Net increase (decrease) in
trust shares outstanding                                         559,579          (8,445)        164,765         113,432
                                                            ============    ============    ============    ============


-----------------------------------------------------------------------------------------------------------------------
                                                                      TARGET                             TARGET
                                                                   MATURITY 2010                     MATURITY 2015
                                                           ----------------------------      --------------------------
Year Ended December 31                                          2001            2000              2001          2000
----------------------                                      ------------    ------------      ------------  ------------
Increase (Decrease) in Net Assets From Operations
Net investment income                                          $ 662,829       $ 544,611       $ 185,229        $ 87,084
Net realized loss on
investments                                                         (540)        (10,605)        (18,122)         (3,919)
Net unrealized appreciation (depreciation)
of investments                                                   (44,182)      1,346,267        (180,190)        269,835
                                                            ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting
from operations                                                  618,107       1,880,273         (13,083)        353,000
                                                            ------------    ------------    ------------    ------------
Distributions to Shareholders
Net investment income                                           (544,311)       (494,395)        (87,076)         (3,746)
Net realized gains                                                    --              --              --              --
                                                            ------------    ------------    ------------    ------------
Total distributions                                             (544,311)       (494,395)        (87,076)         (3,746)
                                                            ------------    ------------    ------------    ------------
Trust Share Transactions*
Proceeds from shares sold                                      2,867,909       2,723,399       3,157,678       1,084,268
Reinvestment of distributions                                    544,311         494,395          87,076           3,746
Cost of shares redeemed                                       (1,046,465)     (1,834,933)     (1,382,114)        (33,438)
                                                            ------------    ------------    ------------    ------------
Net increase (decrease) from
trust share transactions                                       2,365,755       1,382,861       1,862,640       1,054,576
                                                            ------------    ------------    ------------    ------------
Net increase in net assets                                     2,439,551       2,768,739       1,762,481       1,403,830

Net Assets
Beginning of year                                             11,369,369       8,600,630       2,274,996         871,166
                                                            ------------    ------------    ------------    ------------
End of year+                                                 $13,808,920     $11,369,369      $4,037,477      $2,274,996
                                                            ============    ============    ============    ============
+Includes undistributed
net investment income of                                       $ 662,800       $ 544,282       $ 185,221        $ 87,068
                                                            ============    ============    ============    ============
*Trust Shares Issued and Redeemed
Sold                                                             213,133         222,571         266,123         103,163
Issued for distributions
reinvested                                                        40,957          42,954           7,379             368
Redeemed                                                         (77,578)       (151,993)       (116,689)         (3,099)
                                                            ------------    ------------    ------------    ------------
Net increase (decrease) in
trust shares outstanding                                         176,512         113,532         156,813         100,432
                                                            ============    ============    ============    ============

See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUND

-----------------------------------------------------------------------------------------
                                                                   UTILITIES INCOME
                                                              ---------------------------
Year ended December 31                                            2001           2000
----------------------                                        ------------   ------------
Increase (Decrease) in Net Assets From Operations
Net investment income                                          $ 1,389,513     $ 1,483,665
Net realized gain (loss) on
investments                                                     (9,004,034)        581,969
Net unrealized depreciation
of investments                                                  (9,111,916)     (3,189,564)
                                                              ------------    ------------
Net decrease in net assets
resulting from operations                                      (16,726,437)     (1,123,930)
                                                              ------------    ------------
Distributions to Shareholders
Net investment income                                           (1,481,893)     (1,243,663)
Net realized gains                                                (600,311)     (3,526,438)
                                                              ------------    ------------
Total distributions                                             (2,082,204)     (4,770,101)
                                                              ------------    ------------
Trust Share Transactions*
Proceeds from shares sold                                        6,969,740      14,269,208
Reinvestment of distributions                                    2,082,204       4,770,101
Cost of shares redeemed                                         (5,221,229)     (2,636,192)
                                                              ------------    ------------
Net increase from trust share
transactions                                                     3,830,715      16,403,117
                                                              ------------    ------------
Net increase (decrease) in
net assets                                                     (14,977,926)     10,509,086

Net Assets
Beginning of year                                               80,999,212      70,490,126
                                                              ------------    ------------
End of year+                                                   $66,021,286     $80,999,212
                                                              ============    ============
+Includes undistributed
net investment income of                                       $ 1,389,321     $ 1,481,845
                                                              ============    ============
*Trust Shares Issued and Redeemed
Sold                                                               482,496         840,000
Issued for distributions
reinvested                                                         138,536         236,833
Redeemed                                                          (366,756)       (150,447)
                                                              ------------    ------------
Net increase in trust shares
outstanding                                                        254,276         926,386
                                                              ============    ============

See notes to financial statements



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Notes to Financial Statements
FIRST INVESTORS LIFE SERIES FUND
December 31, 2001

1. Significant Accounting Policies--First Investors Life Series Fund (the "Life Series Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as an open-ended management investment company. The Life Series Fund operates as a series fund, issuing shares of beneficial interest in the Blue Chip, Cash Management, Discovery, Focused Equity, Government, Growth, High Yield, International Securities, Investment Grade, Target Maturity 2007, Target Maturity
2010, Target Maturity 2015, and Utilities Income Funds (each a "Fund") and accounts separately for its assets, liabilities and operations. The objective of each Fund is as follows:

Blue Chip Fund seeks high total investment return consistent with the preservation of capital.

Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Discovery Fund seeks long-term growth of capital without regard to dividend or interest income.

Focused Equity Fund seeks capital appreciation.

Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Growth Fund seeks long-term capital appreciation.

High Yield Fund primarily seeks high current income and secondarily seeks capital appreciation.

International Securities Fund primarily seeks long-term capital growth and secondarily a reasonable level of current income.

Investment Grade Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Target Maturity 2007, Target Maturity 2010 and Target Maturity 2015 Funds seek a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with the preservation of capital.

Utilities Income Fund primarily seeks high current income and secondarily long-term capital appreciation.


A. Security Valuation--Except as provided below a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter ("OTC") market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices prior to the time when assets are valued based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers, information with respect to market transactions in comparable securities and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Life Series Fund's officers in the manner specifically authorized by the Board of Trustees of the Life Series Fund. For valuation purposes, where applicable, quotations of foreign securities in foreign currencies are translated to U.S. dollar equivalents using the foreign exchange quotation in effect.

The Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 of the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.

B. Federal Income Tax--No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers), to relieve each Fund from all, or substantially all, federal income taxes. At December 31, 2001, capital loss carryovers were as follows:


Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUND
December 31, 2001

                                                        Year Capital Loss Carryovers Expire
                                      ------------------------------------------------------------------------------
Fund                        Total         2002         2003         2004         2007           2008            2009
----                  -----------     --------     --------     --------     --------     ----------     -----------
Blue Chip             $26,672,038     $     --     $     --     $     --     $     --     $       --     $26,672,038
Discovery              33,762,304           --           --           --           --             --      33,762,304
Focused
  Equity                1,296,918           --           --           --       29,190      1,018,850         248,878
Government                633,536      131,162      228,020           --      140,904        133,450              --
Growth                  9,135,342           --           --           --           --             --       9,135,342
High Yield              5,820,676           --           --           --      566,369      1,503,018       3,751,289
International
  Securities           11,213,583           --           --           --           --             --      11,213,583
Investment
  Grade                   836,700           --           --           --       71,026        728,578          37,096
Target Maturity
  2007                    177,953           --           --       82,126       29,992         52,977          12,858
Target Maturity
  2010                     95,537           --           --           --       84,932         10,605              --
Target Maturity
  2015                     17,372           --           --           --           --          3,919          13,453
Utilities
  Income                8,718,125           --           --           --           --             --       8,718,125


C. Foreign Currency Translations--The accounting records of International Securities Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the date of valuation. Purchases and sales of investment securities, dividend income and certain expenses are translated to U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions.

The International Securities Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains and losses on foreign currency transactions includes gains and losses from the sales of foreign currency and gains and losses on accrued foreign dividends and related withholding taxes.

D. Distributions to Shareholders--Distributions to shareholders from net investment income and net realized capital gains are declared and paid annually on all Funds, except for the Cash Management Fund which declares dividends from the total of net investment income (plus or minus all realized short-term gains and losses on investments) daily and pays monthly. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, capital loss carryforwards and deferral of wash sales.


E. Expense Allocation--Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Life Series Fund are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

F. Repurchase Agreements--Securities pledged as collateral for repurchase agreements are held by the Fund's custodian until maturity of the repurchase agreement. The agreements provide that the Fund will receive, as collateral, securities with a market value which will at all times be at least equal to 100% of the amount invested by the Fund.

G. Use of Estimates--The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

H. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined and gains and losses are based, on the identified cost basis for securities, for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Shares of stock received in lieu of cash dividends on certain preferred stock holdings of the High Yield Fund are recognized as dividend income and recorded at the market value of the shares received. For the year ended December 31, 2001, the High Yield Fund recognized $32,127, from these taxable "pay-in-kind" distributions. Interest income and estimated expenses are accrued daily. Bond premiums and discounts are amortized/accreted using the interest method. For the year ended December 31, 2001, the Bank of New York, custodian for all the Funds, except the International Securities Fund, has provided credits in the amount of $86,317 against custodian charges based on the uninvested cash balances of the Funds.

2. Trust Shares--The Declaration of Trust permits the issuance of an unlimited number of shares of beneficial interest, of one or more Funds. Shares in the Funds are acquired through the purchase of variable annuity or variable life insurance contracts sold by First Investors Life Insurance Company.


Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUND
December 31, 2001

3. Security Transactions--For the year ended December 31, 2001, purchases and sales of securities and long-term U.S. Government obligations, excluding foreign currencies and short-term securities, were as follows:

                                                                       Long-Term U.S.
                                        Securities                 Government Obligations
                             ----------------------------      --------------------------
                                  Cost of         Proceeds         Cost of        Proceeds
Fund                            Purchases       from Sales       Purchases      from Sales
----                         ------------     ------------     -----------     -----------
Blue Chip                    $255,605,637     $234,689,337     $        --     $        --
Discovery                     199,640,483      193,699,270              --              --
Focused Equity                 16,519,786       14,249,535              --              --
Government                             --               --      11,478,240       6,789,164
Growth                        182,911,899      174,570,670              --              --
High Yield                     19,347,070       15,581,537              --              --
International Securities      140,347,070      143,868,137              --              --
Investment Grade                8,945,112        2,965,805              --              --
Target Maturity 2007                   --               --       1,249,094         806,688
Target Maturity 2010                   --               --       1,882,950         218,134
Target Maturity 2015                   --               --       2,884,504       1,062,766
Utilities Income               36,879,817       34,538,430              --              --


At December 31, 2001, aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

                                                                                        Net
                                                     Gross           Gross       Unrealized
                                Aggregate       Unrealized      Unrealized     Appreciation
Fund                                 Cost     Appreciation    Depreciation    (Depreciation)
----                         ------------     ------------     -----------      -----------
Blue Chip                    $190,656,806      $40,364,185      $7,714,037      $32,650,148
Discovery                     104,177,787       21,334,543       2,019,940       19,314,603
Focused Equity                  8,600,729          736,052         618,696          117,356
Government                     15,984,264          312,759          39,933          272,826
Growth                        202,602,224       52,181,929      11,924,586       40,257,343
High Yield                     64,950,745        1,477,456      17,471,060      (15,993,604)
International Securities       89,014,306       14,641,813       6,516,548        8,125,265
Investment Grade               26,712,120        1,001,988         604,285          397,703
Target Maturity 2007           29,287,116        2,680,281           8,794        2,671,487
Target Maturity 2010           12,803,455          909,473          11,633          897,840
Target Maturity 2015            3,964,817          123,620          71,031           52,589
Utilities Income               63,679,808        7,360,372       5,126,379        2,233,993



4. Advisory Fee and Other Transactions With Affiliates--Certain officers and trustees of the Life Series Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO") and/or its transfer agent, Administrative Data Management Corp. Trustees of the Life Series Fund who are not "interested persons" of the Life Series Fund as defined in the 1940 Act are remunerated by the Funds. For the year ended December 31, 2001, total trustees fees accrued by the Funds amounted to $54,850.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of .75% on the first $250 million of each Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $750 million. For the year ended December 31, 2001, total advisory fees accrued to FIMCO were $7,096,364 of which $143,103 was waived by the investment adviser.

Wellington Management Company, LLP serves as investment subadviser to the Focused Equity Fund, Growth Fund and the International Securities Fund. The subadviser is paid by FIMCO and not by the Funds.

5. Rule 144A Securities--Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be resold to qualified institutional investors. At December 31, 2001, the High Yield Fund held sixteen 144A securities with an aggregate value of $3,945,398 representing approximately 7.8% of the Fund's net assets and the Investment Grade Fund held three 144A securities with an aggregate value of $860,887 representing approximately 3.1% of the Fund's net assets. These securities are valued as set forth in Note 1A.

6. Forward Currency Contracts and Future Contracts--A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. When the International Securities Fund purchases or sells foreign securities it customarily enters into a forward currency contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions. The International Securities Fund could be exposed to risk if counter-parties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The International Securities Fund had the following forward currency contracts outstanding at December 31, 2001:


Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUND
December 31, 2001

                                                                                Unrealized
Contracts to Buy Foreign Currency     In Exchange for     Settlement Date       Gain (Loss)
--------------------------------      ---------------     ---------------     ------------
   174,599  Australian Dollar            US$   88,574              1/2/02         US$  803
   144,642  British Pounds                    210,099              1/2/02              413
   583,229  Euro                              515,225              1/3/02            4,083
10,339,760  Japanese Yen                       79,257              1/4/02             (364)
   515,897  Swiss Francs                      307,411              1/4/02            3,314
 3,703,386  Japanese Yen                       28,146              1/7/02              112
 2,404,722  Japanese Yen                       18,299              1/8/02               49
                                      ---------------                         ------------
                                           $1,247,011                               $8,410
                                      ===============                         ------------

                                                                                Unrealized
Contracts to Sell Foreign Currency    In Exchange for     Settlement Date             Loss
---------------------------------     ---------------     ---------------     ------------
 1,141,936  Euro                        US$ 1,007,582              1/2/02      US$ (13,198)
                                      ===============                         ------------
Net Unrealized Loss on Forward Currency Contracts                                  ($4,788)
                                      ===============                         ------------


Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may purchase or sell stock index future contracts as a hedge against changes in market conditions. Risk includes the possibility of an illiquid market and that a change in the value of the contract may not correlate with changes in the securities being hedged. At December 31, 2001, the market value of $259,618 of the U.S. Treasury Bills were pledged to cover margin requirements for futures contracts. Open futures contracts at December 31, 2001 were:


                                                             Unrealized
                                                           Appreciation
Contracts/Delivery Month/Commitment                       (Depreciation)
----------------------------------                         ------------
15 CAC 40 Index/March 2002/Buy                                  $14,019
3 DAX 30 Index/March 2002/Buy                                     2,221
3 IBEX PLUS/January 2002/Buy                                     (6,604)
2 MIB 30/March 2002/Buy                                             124
10 S&P CAN 60/March 2002/Buy                                     15,666
2 TSE Index/March 2002/Buy                                       (1,497)
                                                           ------------
Total Net Unrealized Appreciation on Futures Contracts          $23,929
                                                           ============

7. Concentration of Credit Risk--The High Yield Fund's investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

8. Change in Accounting Principle--As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the Funds did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Funds, but resulted in a reclassification in the beginning balances as of January 1, 2001 on the High Yield Fund and the Investment Grade Fund. Based on securities held on January 1, 2001, the High Yield Fund reduced the cost of securities by $164,348 and increased net unrealized gains and losses by a corresponding $164,348, and the Investment Grade Fund reduced the cost of securities by $62,312 and increased net unrealized gains and losses by a corresponding $62,312. Prior years have not been restated for this change in accounting principle. The effect of this change in 2001 was as follows:

                                                                                    Increase    Decrease in the
                                                                   Decrease           in Net       Ratio of Net
                    Decrease        Increase         Increase        in Net     Realized and         Investment
                      in Net          In Net           In Net    Investment       Unrealized          Income to
                  Investment      Unrealized         Realized        Income            Gains            Average
Fund                  Income   Gains (Losses)   Gains (Losses)    Per Share        Per Share         Net Assets
------                ------   -------------    -------------     ---------        ---------         ----------
High Yield           $51,387         $32,404          $18,983         $0.01           $0.01              0.10%
Investment
  Grade               45,572          31,808           13,764          0.02            0.02              0.19%



9. Tax Components of Capital and Distributions to Shareholders--The tax character of distributions declared in 2000 and 2001 were as follows:

                      Distributions Paid in 2000 from:                       Distributions Paid in 2001 from:
                      ------------------------------                         ------------------------------
                           Ordinary         Long-Term                             Ordinary         Long-Term
Fund                         Income      Capital Gain              Total            Income      Capital Gain            Total
------                -------------     -------------      -------------     -------------     -------------    -------------
Blue Chip                $1,046,930       $16,716,269        $17,763,199          $758,461       $26,914,843      $27,673,304
Cash
  Management                498,330                --            498,330           392,868                --          392,868
Discovery                        --        17,614,672         17,614,672                --        14,383,136       14,383,136
Focused
  Equity                         --                --                 --            20,243                --           20,243
Government                  721,400                --            721,400           742,791                --          742,791
Growth                      302,458        19,974,547         20,277,005           108,368        28,134,482       28,242,850
High Yield                6,526,281                --          6,526,281         6,130,642                --        6,130,642
International
  Securities                659,072        11,402,991         12,062,063         1,516,578         7,520,157        9,036,735
Investment
  Grade                   1,316,246                --          1,316,246         1,411,587                --        1,411,587
Target Maturity
  2007                    1,412,041                --          1,412,041         1,512,371                --        1,512,371
Target Maturity
  2010                      494,395                --            494,395           544,311                --          544,311
Target Maturity
  2015                        3,746                --              3,746            87,076                --           87,076
Utilities                 1,243,663         3,526,438          4,770,101         1,481,893           600,311        2,082,204


As of December 31, 2001, the components of distributable earnings on a tax basis were:

                                                                                                         Total
                                      Undistributed             Capital          Unrealized      Distributable
                                           Ordinary                Loss        Appreciation           Earnings
Fund                                         Income           Carryover       (Depreciation)          (Deficit)
------                                -------------       -------------       -------------      -------------
Blue Chip                                  $912,142        $(26,672,038)        $32,650,148         $6,890,252
Discovery                                        --         (33,762,304)         19,314,603        (14,447,701)
Focused Equity                               23,128          (1,296,918)            117,356         (1,156,434)
Government                                  845,242            (633,536)            272,826            484,532
Growth                                      483,341          (9,135,342)         40,257,343         31,605,342
High Yield                                5,479,709          (5,820,676)        (15,993,604)       (16,334,571)
International Securities                    515,635         (11,213,583)          8,109,891         (2,588,057)
Investment Grade                          1,591,262            (836,700)            397,703          1,152,265
Target Maturity 2007                      1,630,427            (177,953)          2,671,487          4,123,961
Target Maturity 2010                        662,800             (95,537)            897,840          1,465,103
Target Maturity 2015                        185,221             (17,372)             52,589            220,438
Utilities                                 1,389,321          (8,718,125)          2,233,993         (5,094,811)



This page intentionally left blank.


Financial Highlights
FIRST INVESTORS LIFE SERIES FUND

The following table sets forth the per share operating performance data for a trust share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

-----------------------------------------------------------------------------------------------------
                                             P E R  S H A R E  D A T A
             ----------------------------------------------------------------------------------------
                                                                 Less Distributions
                             Income from Investment Operations            from
                         -------------------------------------  ----------------------
              Net Asset
                  Value         Net   Net Realized
              ---------  Investment and Unrealized  Total from         Net         Net
              Beginning      Income Gain (Loss) on  Investment  Investment    Realized          Total
              of Period      (Loss)    Investments  Operations      Income        Gain  Distributions
-----------------------------------------------------------------------------------------------------
BLUE CHIP FUND
--------------
1997            $19.77       $ .19          $4.88       $5.07       $ .22       $ .91          $1.13
1998             23.71         .17           4.05        4.22         .19        1.49           1.68
1999             26.25         .12           6.38        6.50         .18         .43            .61
2000             32.14         .08          (1.74)      (1.66)        .12        1.93           2.05
2001             28.43         .08          (5.18)      (5.10)        .08        2.81           2.89
-----------------------------------------------------------------------------------------------------

CASH MANAGEMENT FUND
--------------------
1997            $ 1.00       $.050           $ --       $.050       $.050        $ --          $.050
1998              1.00        .049             --        .049        .049          --           .049
1999              1.00        .046             --        .046        .046          --           .046
2000              1.00        .058             --        .058        .058          --           .058
2001              1.00        .037             --        .037        .037          --           .037
-----------------------------------------------------------------------------------------------------

DISCOVERY FUND
--------------
1997            $25.06       $ .08          $3.93       $4.01       $ .14       $1.16          $1.30
1998             27.77         .09            .79         .88         .08        1.83           1.91
1999             26.74        (.06)          7.47        7.41         .09         .10            .19
2000             33.96        (.02)           .57         .55          --        4.01           4.01
2001             30.50        (.07)         (6.22)      (6.29)         --        2.78           2.78
-----------------------------------------------------------------------------------------------------

FOCUSED EQUITY FUND
-------------------
11/8/99* to
12/31/99        $10.00       $(.01)         $ .26       $ .25        $ --        $ --           $ --
2000             10.25         .02          (1.14)      (1.12)         --          --             --
2001              9.13         .02           (.47)       (.45)        .02          --            .02
-----------------------------------------------------------------------------------------------------

GOVERNMENT FUND
---------------
1997            $10.19       $ .72          $ .11       $ .83       $ .69        $ --          $ .69
1998             10.33         .66**          .08         .74         .66          --            .66
1999             10.41         .61           (.51)        .10         .59          --            .59
2000              9.92         .69            .29         .98         .68          --            .68
2001             10.22         .52            .36         .88         .65          --            .65
-----------------------------------------------------------------------------------------------------

GROWTH FUND
-----------
1997            $24.56       $ .15          $6.57       $6.72       $ .18       $1.86          $2.04
1998             29.24         .10           7.69        7.79         .15        1.10           1.25
1999             35.78         .05           8.97        9.02         .10        1.64           1.74
2000             43.06         .01            .02         .03         .05        3.24           3.29
2001             39.80         .06          (5.11)      (5.05)        .02        4.02           4.04
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                           R A T I O S  /  S U P P L E M E N T A L  D A T A
------------------------   --------------------------------------------------------------------------------
                                                                           Ratio to Average Net
                                                   Ratio to Average Net  Assets Before Expenses
                                                                Assets+       Waived or Assumed
               Net Asset                           --------------------  ----------------------
                   Value                                            Net                     Net   Portfolio
               ---------     Total   Net Assets              Investment              Investment    Turnover
                  End of  Return++ End of Period   Expenses      Income    Expenses      Income        Rate
                  Period       (%) (in millions)        (%)         (%)         (%)         (%)         (%)
-----------------------------------------------------------------------------------------------------------

BLUE CHIP FUND
--------------
1997              $23.71     26.72         $154         .81         .99         N/A         N/A          63
1998               26.25     18.66          205         .82         .79         N/A         N/A          91
1999               32.14     25.32          275         .81         .45         N/A         N/A          91
2000               28.43     (5.75)         272         .79         .26         N/A         N/A         146
2001               20.44    (19.27)         220         .81         .38         N/A         N/A         105
-----------------------------------------------------------------------------------------------------------

CASH MANAGEMENT FUND
--------------------
1997              $ 1.00      5.08          $ 5         .70        4.97        1.06        4.61         N/A
1998                1.00      5.02            7         .70        4.89         .99        4.60         N/A
1999                1.00      4.67           10         .70        4.61         .91        4.40         N/A
2000                1.00      5.92            9         .70        5.76         .89        5.57         N/A
2001                1.00      3.77           12         .70        3.59         .86        3.43         N/A
-----------------------------------------------------------------------------------------------------------

DISCOVERY FUND
--------------
1997              $27.77     16.84         $100         .82         .34         N/A         N/A          85
1998               26.74      3.05          114         .83         .36         N/A         N/A         121
1999               33.96     27.97          148         .83        (.24)        N/A         N/A         109
2000               30.50      (.22)         157         .81        (.07)        N/A         N/A         193
2001               21.43    (21.12)         126         .83        (.33)        N/A         N/A         163
-----------------------------------------------------------------------------------------------------------

FOCUSED EQUITY FUND
-------------------
11/8/99* to
12/31/99          $10.25      2.50          $ 2     1.59(a)       (1.39)(a)     N/A         N/A          12
2000                9.13    (10.93)           8         .81         .30         N/A         N/A         210
2001                8.66     (4.90)           9         .91         .28         N/A         N/A         201
-----------------------------------------------------------------------------------------------------------

GOVERNMENT FUND
---------------
1997              $10.33      8.61          $ 9         .60        6.95         .92        6.63         134
1998               10.41      7.54           11         .70        6.59         .87        6.42         107
1999                9.92      1.05           11         .76        6.07         .91        5.92          69
2000               10.22     10.54           11         .75        6.80         .90        6.65         131
2001               10.45      8.98           17         .66        6.09         .81        5.94          52
-----------------------------------------------------------------------------------------------------------

GROWTH FUND
-----------
1997              $29.24     29.28         $128         .82         .64         N/A         N/A          27
1998               35.78     27.35          187         .82         .34         N/A         N/A          26
1999               43.06     26.47          262         .81         .14         N/A         N/A          38
2000               39.80       .03          278         .80         .03         N/A         N/A          74
2001               30.71    (13.36)         241         .81         .19         N/A         N/A          72
-----------------------------------------------------------------------------------------------------------



Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUND

-----------------------------------------------------------------------------------------------------
                                             P E R  S H A R E  D A T A
             ----------------------------------------------------------------------------------------
                                                                 Less Distributions
                             Income from Investment Operations            from
                         -------------------------------------  ----------------------
              Net Asset
                  Value               Net Realized
              ---------         Net and Unrealized  Total from         Net         Net
              Beginning  Investment Gain (Loss) on  Investment  Investment    Realized          Total
              of Period      Income    Investments  Operations      Income        Gain  Distributions
-----------------------------------------------------------------------------------------------------
HIGH YIELD FUND
---------------
1997            $11.93       $ .98          $ .41       $1.39       $1.02        $ --          $1.02
1998             12.30        1.00           (.62)        .38         .98          --            .98
1999             11.70        1.09           (.56)        .53        1.02         .02           1.04
2000             11.19        1.08          (1.72)       (.64)       1.11          --           1.11
2001(b)           9.44        0.89          (1.14)       (.25)       1.06          --           1.06
-----------------------------------------------------------------------------------------------------

INTERNATIONAL SECURITIES FUND
-----------------------------
1997            $17.19       $ .18          $1.26       $1.44       $ .20       $1.52          $1.72
1998             16.91         .12           2.87        2.99         .16         .86           1.02
1999             18.88         .15           5.74        5.89         .12         .03            .15
2000             24.62         .11          (2.68)      (2.57)        .13        2.18           2.31
2001             19.74         .12          (2.95)      (2.83)        .24        1.26           1.50
-----------------------------------------------------------------------------------------------------

INVESTMENT GRADE FUND
---------------------
1997            $11.36       $ .74          $ .31       $1.05       $ .74        $ --          $ .74
1998             11.67         .68**          .33        1.01         .71          --            .71
1999             11.97         .69           (.98)       (.29)        .70         .01            .71
2000             10.97         .76            .22         .98         .71          --            .71
2001(b)          11.24         .64            .21         .85         .73          --            .73
-----------------------------------------------------------------------------------------------------

TARGET MATURITY 2007 FUND
-------------------------
1997            $11.71       $ .59          $ .90       $1.49       $ .57        $ --          $ .57
1998             12.63         .61           1.20        1.81         .61          --            .61
1999             13.83         .66          (1.93)      (1.27)        .62          --            .62
2000             11.94         .69           1.17        1.86         .68          --            .68
2001             13.12         .68            .31         .99         .68          --            .68
-----------------------------------------------------------------------------------------------------

TARGET MATURITY 2010 FUND
-------------------------
1997            $11.16       $ .45          $1.29       $1.74       $ .20        $ --          $ .20
1998             12.70         .51           1.25        1.76         .48         .01            .49
1999             13.97         .65          (2.26)      (1.61)        .51          --            .51
2000             11.85         .64           1.74        2.38         .68          --            .68
2001             13.55         .65            .03         .68         .64          --            .64
-----------------------------------------------------------------------------------------------------

TARGET MATURITY 2015 FUND
-------------------------
11/8/99* to
12/31/99        $10.00       $ .04          $(.53)      $(.49)       $ --        $ --           $ --
2000              9.51         .45           1.92        2.37         .03          --            .03
2001             11.85         .47           (.36)       0.11         .39          --            .39
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                           R A T I O S  /  S U P P L E M E N T A L  D A T A
------------------------   --------------------------------------------------------------------------------
                                                                           Ratio to Average Net
                                                   Ratio to Average Net  Assets Before Expenses
                                                                Assets+       Waived or Assumed
               Net Asset                           --------------------  ----------------------
                   Value                                            Net                     Net   Portfolio
               ---------     Total   Net Assets              Investment              Investment    Turnover
                  End of  Return++ End of Period   Expenses      Income    Expenses      Income        Rate
                  Period       (%) (in millions)        (%)         (%)         (%)         (%)         (%)
-----------------------------------------------------------------------------------------------------------
HIGH YIELD FUND
---------------
1997              $12.30     12.47         $ 60         .83        8.88         N/A         N/A          40
1998               11.70      3.15           65         .83        8.93         N/A         N/A          42
1999               11.19      4.95           68         .82        9.83         N/A         N/A          33
2000                9.44     (6.36)          55         .82        9.97         N/A         N/A          30
2001(b)             8.13     (3.47)          50         .83       10.12         N/A         N/A          32
-----------------------------------------------------------------------------------------------------------

INTERNATIONAL SECURITIES FUND
-----------------------------
1997              $16.91      9.09         $ 74        1.13        1.15         N/A         N/A          71
1998               18.88     18.18           92        1.15         .75         N/A         N/A         109
1999               24.62     31.46          127         .98         .76         N/A         N/A         118
2000               19.74    (11.67)         119         .97         .55         N/A         N/A         132
2001               15.41    (14.79)          97        1.03         .73         N/A         N/A         125
-----------------------------------------------------------------------------------------------------------

INVESTMENT GRADE FUND
---------------------
1997              $11.67      9.81         $ 17         .60        6.54         .87        6.27          41
1998               11.97      9.15           22         .68        5.97         .84        5.81          60
1999               10.97     (2.53)          21         .68        6.12         .83        5.97          27
2000               11.24      9.51           21         .68        6.87         .83        6.72          25
2001(b)            11.36      7.86           28         .68        6.36         .83        6.21          13
-----------------------------------------------------------------------------------------------------------

TARGET MATURITY 2007 FUND
-------------------------
1997              $12.63     13.38         $ 20         .60        5.91         .82        5.69           1
1998               13.83     14.97           26         .67        5.18         .83        5.02           1
1999               11.94     (9.39)          25         .69        5.47         .84        5.32           2
2000               13.12     16.44           29         .67        5.77         .82        5.62           9
2001               13.43      7.76           32         .66        5.24         .81        5.09           3
-----------------------------------------------------------------------------------------------------------

TARGET MATURITY 2010 FUND
-------------------------
1997              $12.70     15.86          $ 5         .60        5.88         .87        5.61          13
1998               13.97     14.36            9         .67        4.90         .82        4.75           0
1999               11.85    (11.73)           9         .71        5.48         .86        5.33           9
2000               13.55     21.06           11         .70        5.72         .85        5.57          15
2001               13.59      5.15           14         .67        5.16         .82        5.01           2
-----------------------------------------------------------------------------------------------------------

TARGET MATURITY 2015 FUND
-------------------------
11/8/99* to
12/31/99          $ 9.51     (4.90)         $ 1        1.38(a)     4.24(a)     1.64(a)     3.98(a)        0
2000               11.85     25.01            2         .72        5.38         .87        5.23          11
2001               11.57      0.85            4         .67        5.21         .82        5.06          31
-----------------------------------------------------------------------------------------------------------



Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUND

-----------------------------------------------------------------------------------------------------
                                             P E R  S H A R E  D A T A
             ----------------------------------------------------------------------------------------
                                                                 Less Distributions
                             Income from Investment Operations            from
                         -------------------------------------  ----------------------
              Net Asset
                  Value               Net Realized
              ---------         Net and Unrealized  Total from         Net         Net
              Beginning  Investment Gain (Loss) on  Investment  Investment    Realized          Total
                of Year      Income    Investments  Operations      Income        Gain  Distributions
-----------------------------------------------------------------------------------------------------
UTILITIES INCOME FUND
---------------------
1997            $12.57       $ .37         $ 2.64      $ 3.01       $ .36       $ .27          $ .63
1998             14.95         .32           1.46        1.78         .35         .55            .90
1999             15.83         .31           2.25        2.56         .33         .51            .84
2000             17.55         .29           (.29)         --         .30         .86           1.16
2001             16.39         .27          (3.53)      (3.26)        .30         .12            .42
-----------------------------------------------------------------------------------------------------

(a) Annualized

(b) See Note 8

  * Commencement of operations

 ** Based on average shares outstanding during the year

  + Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through December 31, 2001 (Note 4)

 ++ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures

See notes to financial statements



-----------------------------------------------------------------------------------------------------------
                                           R A T I O S  /  S U P P L E M E N T A L  D A T A
------------------------   --------------------------------------------------------------------------------
                                                                           Ratio to Average Net
                                                   Ratio to Average Net  Assets Before Expenses
                                                                Assets+       Waived or Assumed
               Net Asset                           --------------------  ----------------------
                   Value                                            Net                     Net   Portfolio
               ---------     Total   Net Assets              Investment              Investment    Turnover
                  End of  Return++  End of Year    Expenses      Income    Expenses      Income        Rate
                    Year       (%) (in millions)        (%)         (%)         (%)         (%)         (%)
-----------------------------------------------------------------------------------------------------------
UTILITIES INCOME FUND
---------------------
1997              $14.95     25.07         $ 34         .67        3.12         .85        2.94          64
1998               15.83     12.58           50         .73        2.61         .85        2.49         105
1999               17.55     17.41           70         .65        2.12         .80        1.97          53
2000               16.39      (.59)          81         .76        1.84         .81        1.79          50
2001               12.71    (20.29)          66         .82        1.88         N/A         N/A          50
-----------------------------------------------------------------------------------------------------------



Independent Auditors' Report

To the Shareholders and Trustees of
First Investors Life Series Fund

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the thirteen Funds comprising First Investors Life Series Fund as of December 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Life Series Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the thirteen Funds comprising First Investors Life Series Fund as of December 31, 2001, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

                                          Tait, Weller & Baker

Philadelphia, Pennsylvania
February 1, 2002


This page intentionally left blank.


FIRST INVESTORS LIFE SERIES FUND
Trustees and Officers*

                                             Position(s)
                                             Held with               Principal               Number of         Other
                                             Funds and               Occupation(s)           Portfolios in     Trusteeships
                                             Length of               During Past             Fund Complex      Directorships
Name, Age and Address                        Service                 5 Years                 Overseen          Held
---------------------                        -----------             -------------           -------------     -------------
DISINTERESTED DIRECTORS/TRUSTEES

Robert M. Grohol  69                         Director/Trustee        None/Retired            50                None
263 Woodland Road                            since 6/30/00
Madison, NJ 07940

Rex R. Reed  79                              Director/Trustee        None/Retired            50                None
259 Governors Drive                          since 3/31/84
Kiawah Island, SC 29455

Herbert Rubinstein  80                       Director/Trustee        None/Retired            50                None
695 Charolais Circle                         since 9/20/79
Edwards, CO 81632

James M. Srygley  69                         Director/Trustee        Owner                   50                None
39 Hampton Road                              since 1/19/95           Hampton
Chatham, NJ 07928                                                    Properties

Robert F. Wentworth  72                      Director/Trustee        None/Retired            50                None
217 Upland Downs Road                        since 10/15/92
Manchester Center, VT 05255



                                             Position(s)
                                             Held with               Principal               Number of         Other
                                             Funds and               Occupation(s)           Portfolios in     Trusteeships
                                             Length of               During Past             Fund Complex      Directorships
Name, Age and Address                        Service                 5 Years                 Overseen          Held
---------------------                        -----------             -------------           -------------     -------------

INTERESTED DIRECTORS/TRUSTEES**

Glenn O. Head  76                            Director/Trustee        Chairman of             50                None
c/o First Investors                          since 1968              First Investors
Management Company, Inc.                                             Corporation,
95 Wall Street                                                       Chairman of
New York, NY 10005                                                   First Investors
                                                                     Consolidated
                                                                     Corporation,
                                                                     Chairman of
                                                                     First Investors
                                                                     Management
                                                                     Company, Inc.,
                                                                     Chairman of
                                                                     Administrative Data
                                                                     Management Corp.,
                                                                     and officer of
                                                                     other affiliated
                                                                     companies***

Kathryn S. Head  46                          Director/Trustee        Vice President          50                None
c/o First Investors                          since 3/17/94           of First Investors
Management Company, Inc.                                             Corporation,
581 Main Street                                                      President of
Woodbridge, NJ 07095                                                 First Investors
                                                                     Consolidated
                                                                     Corporation,
                                                                     President of
                                                                     First Investors
                                                                     Management
                                                                     Company, Inc.,
                                                                     President of
                                                                     Administrative Data
                                                                     Management Corp.,
                                                                     Chairman of
                                                                     First Investors
                                                                     Federal Savings
                                                                     Bank and
                                                                     officer of
                                                                     other affiliated
                                                                     companies***


FIRST INVESTORS LIFE SERIES FUND
Trustees and Officers* (continued)

                                             Position(s)
                                             Held with               Principal               Number of         Other
                                             Funds and               Occupation(s)           Portfolios in     Trusteeships
                                             Length of               During Past             Fund Complex      Directorships
Name, Age and Address                        Service                 5 Years                 Overseen          Held
---------------------                        -----------             -------------           -------------     -------------

INTERESTED DIRECTORS/TRUSTEES** (continued)

Larry R. Lavoie  54                          Director/Trustee        General Counsel         50                None
c/o First Investors                          since 9/17/98           First Investors
Management Company, Inc.                                             Corporation
95 Wall Street                                                       and other
New York, NY 10005                                                   affiliated
                                                                     companies***

John T. Sullivan  70                         Director/Trustee        Of Counsel              50                None
c/o First Investors                          since 9/20/79           Hawkins,
Management Company, Inc.                                             Delafield &
95 Wall Street                                                       Wood; Director
New York, NY 10005                                                   and Chairman
                                                                     of Executive
                                                                     Committee of
                                                                     First Investors
                                                                     Corporation

  * Each Trustee/Director serves for an indefinite term with the Funds, until his/her successor is elected. The Statement of Additional Information includes information about Fund directors/trustees and is available, without charge, upon request, by contacting the Fund at 1-800-423-4026.

 ** Mr. Head and Ms. Head are interested trustees/directors because (a) they are indirect owners of more than 5% of the voting stock of the adviser and principal underwriters of the Funds, (b) they are officers, directors and employees of the advisers and principal underwriters of the Funds, and (c) they are officers of the Funds. Ms. Head is the daughter of Mr. Head. Mr. Lavoie is an interested trustee/director of the Funds because he is an officer of the adviser and principal underwriter of the Funds. Mr. Sullivan is an interested trustee/director because he is a director and Chairman of the Executive Committee of First Investors Corporation.

*** Other affiliated companies consist of: First Investors Realty
    Company, Inc., First Investors Life Insurance Company, First Investors Leverage Corporation, Route 33 Realty Corporation, First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, School Financial Management Services, Inc., First Investors Federal Savings Bank, First Investors Credit Corporation and First Investors Resources, Inc.


                                             Position(s)
                                             Held with               Principal               Number of         Other
                                             Funds and               Occupation(s)           Portfolios in     Trusteeships
                                             Length of               During Past             Fund Complex      Directorships
Name, Age and Address                        Service                 5 Years                 Overseen          Held
---------------------                        -----------             -------------           -------------     -------------
OFFICER(S) WHO ARE NOT DIRECTORS/TRUSTEES

Joseph I. Benedek  44                        Treasurer               Treasurer               50                None
c/o First Investors                          since 1988              and Principal
Management Company, Inc.                                             Accounting Officer
581 Main Street
Woodbridge, NJ 07095

Concetta Durso  65                           Vice President          Vice President of       50                None
c/o First Investors                          and Secretary           First Investors
Management Company, Inc.                     since 1984              Management
95 Wall Street                                                       Company, Inc. and
New York, NY 10005                                                   Vice President
                                                                     and Secretary
                                                                     of the
                                                                     First Investors
                                                                     Family of
                                                                     Funds


FIRST INVESTORS LIFE SERIES FUND

Shareholder Information
-----------------------
Investment Adviser
First Investors Management Company, Inc.
95 Wall Street
New York, NY 10005

Subadviser
(Focused Equity Fund, Growth Fund and International Securities Fund only) Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Custodian (International Securities Fund only)
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Auditors
Tait, Weller & Baker
Eight Penn Center Plaza
Philadelphia, PA 19103


FIRST INVESTORS LIFE SERIES FUND

Shareholder Information
-----------------------

The First Investors Life Cash Management Fund is a money market fund and seeks to maintain a stable net asset value of $1.00 per share. However, there can be no assurance that the Fund will be able to do so or achieve its investment objective. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.

It is the Life Series Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.


NOTES


NOTES


NOTES